_____________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  August 18, 1997





                       MORGAN STANLEY ABS CAPITAL II INC.
       -----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



      Delaware                         333-26581       Not Yet Available
------------------------------        ------------     ------------
(State or Other Jurisdiction          (Commission      (I.R.S. Employer
     of Incorporation)                File Number)     Identification No.)


1585 Broadway
New York, New York                      10036
------------------                    ----------
(Address of Principal                  (Zip Code)
 Executive Offices)


  Registrant's telephone number, including area code (212) 761-1817
                                                     -----------------

---------------------------------------------------------------------------

(Former Name or Former Address if Changed Since Last Report)


---------------------------------------------------------------------------

Item 5.  Other Events
         ------------

Filing of Transaction Documents and Receivables Information.
-----------------------------------------------------------

     On August 18, 1997, BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust"), a Delaware business trust for which Morgan Stanley ABS Capital II Inc. (the "Company") acted as depositor, issued Recreational Vehicle Asset Backed Notes (the "Notes") as follows: Class A-1 Notes in aggregate principal amount of $61,900,421, Class A-2 Notes in an aggregate principal amount of $102,187,000, Class A-3 Notes in an aggregate principal amount of $130,000,000, Class A-4 Notes in an aggregate principal amount of
$90,000,000,  Class   A-5  Notes   in  an   aggregate  principal   amount  of
$115,000,000, Class A-6 Notes in an aggregate principal amount of $70,000,000, Class A-7 Notes in an aggregate principal amount of $90,000,000, Class A-8 Notes in an aggregate principal amount of $37,100,000, Class A-9 Notes in an aggregate principal amount of $85,000,000 and Class A-10 Notes in an aggregate principal amount of $20,000,000. The Trust also issued Recreational Vehicle Asset Backed Certificates (the "Certificates") in an aggregate principal amount of $51,140,000.

     The  Notes  and  Certificates  are  described  in  the   Prospectus  and
Prospectus Supplement, both dated August 12, 1997 (collectively, the "Prospectus"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Prospectus. The Company is herewith filing a description of the Receivables as of the Closing Date as well as copies of the Indenture, the Trust Agreement and the Sale and Servicing Agreement pursuant to which the Notes and Certificates were issued, the Trust was formed and the Receivables were purchased by the Trust.

Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
        Information and Exhibits.
        ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1  Receivables Information.

     99.2 Indenture, dated as of August 18, 1997, between the Trust and the Indenture Trustee.

     99.3 Amended and Restated Trust Agreement, dated as of August 18, 1997, among the Depositor, the Owner Trustee and the Company.

     99.4 Sale and Servicing Agreement, dated as of August 18, 1997, among the Depositor, the Trust and the Servicer.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MORGAN STANLEY ABS CAPITAL II INC.


By: /s/ James P. Fadel
    --------------------------
    Name:  James P. Fadel
    Title: Authorized Signatory



Dated:  August 18, 1997

                                Exhibit Index
                               -------------




Exhibit                                                                  Page
-------                                                                  ----

99.1 Receivables Information.

99.2 Indenture, dated as of August 18, 1997, between the Trust and the Indenture Trustee.

99.3 Amended and Restated Trust Agreement, dated as of
     August 18, 1997, among the Depositor, the
     Owner Trustee and the Company.

99.4 Sale and Servicing Agreement, dated as of August 18, 1997, among the Depositor, the Trust and the Servicer.


                                  EXHIBIT 99



                                                                        Aggregate      Percent of
                                  Distribution of          Number of    Principal      Aggregate Principal
                                  Current Balance          Receivables     Balance       Balance



                                          1 -   5,000             1435    4713423.58     0.553006211
                                      5,001 -  10,000             3464   26539995.42     3.113826302
                                     10,001 -  15,000             3815   47246766.98     5.543264925
                                     15,001 -  20,000             2831   49236543.13     5.776717012
                                     20,001 -  30,000             4606  114807561.13     13.46988942
                                     30,001 -  40,000             3760  130803568.29     15.34663382
                                     40,001 -  50,000             2381  106029386.41     12.43998301
                                     50,001 -  60,000             1241    67609464.57    7.932334793
                                     60,001 -  70,000              673    43387851.41    5.090514553
                                     70,001 -  80,000              372    27732869.81    3.253781249
                                     80,001 -  90,000              230    19479749.76    2.285477304
                                     90,001 - 100,000              207    19739914.47    2.316001337
                                    100,001 - 125,000              433    48576223.44    5.699244473
                                    125,001 - 150,000              263    36162195.90    4.242758711
                                    150,001 - 175,000              146    23482985.14    2.755160113
                                    175,001 - 200,000               78    14581602.84    1.710798278
                                    200,001 - 225,000               52    11133684.51    1.306268487
                                    225,001 - 250,000               47    11207513.76    1.314930563
                                    250,001 - 300,000               57    15534260.06    1.822569552
                                    300,001 - 350,000               24     7732411.92    0.907211446
                                    350,001 - 400,000               27    10107166.36    1.18583142
                                    400,001 - 450,000               12     5036704.81    0.590935442
                                    450,001 - 500,000               13     6215842.28    0.729278693
                                    500,001 - 600,000                7     3780983.35    0.443606912
                                    600,001 - 700,000                1      684864.90    0.080352325
                                    700,001 - 800,000                1      763886.83    0.089623637

                                      **Total**                  26176   852327421.06            100
                                      Min:          87.69
                                      Max:     763,886.83
                                      Avg:      32,561.41


                                                                        Aggregate      Percent of
                                  Distribution of          Number of    Principal      Aggregate Principal
                                      Coupon               Receivables     Balance       Balance


                                       5.501 -  6.500                  1       59333.01    0.00
                                       6.501 -  7.000                 28     1172335.91    0.137545253
                                       7.001 -  7.500                163     3926127.21    0.460636032
                                       7.501 -  8.000                359    14670044.49    1.721174765
                                       8.001 -  8.500                944    64927212.16    7.617637372
                                       8.501 -  9.000               6240   324056458.34    38.02018454
                                       9.001 -  9.500               5385   186685086.28    21.90297785
                                       9.501 - 10.000               5470   142994689.14    16.77696688
                                      10.001 - 10.500               3041    54802937.84    6.429798747
                                      10.501 - 11.000               2175    32320528.13    3.792031951
                                      11.001 - 11.500               1045    12805888.94    1.502461217
                                      11.501 - 12.000                755     8482001.89    0.995157692
                                      12.001 >=                      570     5424777.73    0.636466409
                                      **Total**                    26176   852327421.06            100

                                      Non zero min:    5.990
                                      Max:            19.990
                                      Non zero
                                      wgt Avg:         9.368



                                                                        Aggregate      Percent of
                                  Distribution of          Number of    Principal      Aggregate Principal
                                  Remaining Terms          Receivables     Balance       Balance

                                       =<   0                          1         213.24           0.00
                                       1 - 12                        223      509237.73    0.059746726
                                      13 - 24                        639     3087682.75    0.362264861
                                      25 - 36                       1330     9949351.80      1.1673157
                                      37 - 48                       1397    14202988.19    1.666377009
                                      49 - 60                       1193    15759502.73    1.848996329
                                      61 - 72                       1078    16474471.21    1.932880581
                                      73 - 84                       1121    20299683.27    2.381676662
                                      85 - 96                       2424    44142080.73    5.179005115
                                      97 - 108                      2347    52386860.81    6.146330567
                                     109 - 120                      2384    59413837.11    6.970776211
                                     121 - 132                      1539    39178154.27    4.596608451
                                     133 - 144                      1310    45313487.40    5.316441344
                                     145 - 156                      3411   166663840.73    19.55396912
                                     157 - 168                      3482   190862186.57    22.3930595
                                     169 - 180                      2207   158177147.86    18.55826106
                                     181 - 192                         1       67982.13    0.007976058
                                     193 - 204                         1       59699.29    0.007004267
                                     205 - 216                         9     2004962.24    0.235233807
                                     217 - 228                        24     3477970.43    0.408055677
                                     229 - 240                        55    10296080.57    1.207995932
                                     **Total**                     26176   852327421.00            100
                                     Min:           0
                                     Max:         238
                                      Wgt Avg:     140





                                                                        Aggregate      Percent of
                                  Distribution of          Number of    Principal      Aggregate Principal
                                  Months of Seasoning      Receivables     Balance       Balance


                                       1 -  6                       3730    170030003.86   19.94890692
                                       7 - 12                       3195    124496537.36   14.60665635
                                      13 - 18                       5604    180305255.39   21.15445907
                                      19 - 24                       5272    159411811.43   18.70311895
                                      25 - 30                       5045    124794637.15   14.64163115
                                      31 - 36                       2183     58647161.75    6.880825408
                                      37 - 42                        655     17850212.88    2.094290579
                                      43 - 48                        465     16048623.13    1.882917613
                                      49 - 54                         27       743178.11    0.087193969
                                      **Total**                    26176    852327421.06            100
                                      Min:               1
                                      Max:              49
                                      Wgt Avg:          18


                                                                        Aggregate      Percent of
                                  Distribution of          Number of    Principal      Aggregate Principal
                                  Years of Origination     Receivables  Balance        Balance

                                          1991                         2       43703.64     0.005127565
                                          1993                       440    14847186.89     1.74195814
                                          1994                      2466    66574983.32     7.810963448
                                          1995                     10184   278071046.99     32.62490917
                                          1996                      8758    298008244.69    34.96405693
                                          1997                      4326    194782255.53    22.85298475
                                      **Total**                    26176    852327421.06            100
                                      Min:        1991-10-10
                                      Max:        1997-06-13
                                      Wgt Avg:    1996-02-25



                                                                        Aggregate      Percent of
                                    Geographic             Number of    Principal      Aggregate Principal
                                    Concentration          Receivables  Balance        Balance

                                      Alabama                        538    16878112.07    1.98023807
                                      Alaska                          70     3126228.96    0.366787326
                                      Arizona                        976    32035845.84    3.758631372
                                      Arkansas                       441    13677107.00    1.604677576
                                      California                    7989   227567955.21   26.69959332
                                      Colorado                       455    18395630.53    2.158282143
                                      Connecticut                    382    10073343.05    1.181863073
                                      Delaware                        46     1492963.48    0.175163141
                                      District of Columbia             3      210721.74    0.024723098
                                      Florida                       1737    63521728.28    7.452737846
                                      Georgia                        518    14495512.43    1.700697651
                                      Hawaii                          12      516892.80    0.060644863
                                      Idaho                          138     4626217.57    0.542774696
                                      Illinois                       401    17236911.10    2.022334454
                                      Indiana                        150     6223634.80    0.730192957
                                      Iowa                           152     4670751.36    0.547999659
                                      Kansas                         172     7321372.66    0.858985934
                                      Kentucky                        88     2487898.14    0.29189465
                                      Louisiana                      623    19863717.01    2.33052657
                                      Maine                          169     5169792.75    0.606550091
                                      Maryland                       265     8518459.91    0.999435158
                                      Massachusetts                  567    16072551.06    1.885724976
                                      Michigan                       185     7975046.60    0.935678755
                                      Minnesota                      280     9053807.30    1.062245221
                                      Mississippi                    352     9064844.08    1.06354012
                                      Missouri                       306    10770768.47    1.263689071
                                      Montana                         99     4132821.80    0.484886641
                                      Nebraska                        72     2193947.12    0.25740661
                                      Nevada                         662    21218790.19    2.48951162
                                      New Hampshire                  218     6711427.83    0.787423667
                                      New Jersey                     208     5206623.79    0.610871323
                                      New Mexico                     411    11505689.65    1.349914289
                                      New York                       600    21606333.57    2.534980459
                                      North Carolina                 531    15451821.68    1.812897403
                                      North Dakota                    28      605013.42    0.070983686
                                      Ohio                           305    13026110.25    1.528298859
                                      Oklahoma                       287    10345291.03    1.213769588
                                      Oregon                         690    36545091.98    4.287682301
                                      Pennsylvania                   531    15243713.42    1.788480934
                                      Rhode Island                   110     2691926.33    0.315832421
                                      South Carolina                 257     7808974.21    0.916194178
                                      South Dakota                    51     1844103.86    0.216360968
                                      Tennessee                      257     9465599.73    1.110559099
                                      Texas                         2354    85373683.58    10.01653607
                                      Utah                           209     7949923.18     0.932731129
                                      Vermont                         77     1895259.78     0.222362878
                                      Virginia                       328     9948876.67     1.167259955
                                      Washington                     423    16373742.28     1.921062479
                                      West Virginia                   96     2798147.72     0.328294931
                                      Wisconsin                      306     9243305.13     1.084478207
                                      Wyoming                         41     1662731.02     0.195081254
                                      Other                           10      430657.64     0.050527254
                                      **Total**                    26176   852327421.06             100





                                                                 EXHIBIT 99.2

                                                               EXECUTION COPY




                                  INDENTURE



                                   between





          BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1,
                                  as Issuer



                                     and



                          THE CHASE MANHATTAN BANK,
                             as Indenture Trustee



                         Dated as of August 18, 1997






                              TABLE OF CONTENTS                          Page
                                  ARTICLE I

                  Definitions and Incorporation by Reference

SECTION 1.01.  (a)   Definitions  . . . . . . . . . . . . . . . . . . . .   2

SECTION 1.02.  Incorporation by Reference of Trust Indenture
     Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

SECTION 1.03.  Rules of Construction  . . . . . . . . . . . . . . . . . .   2

                                  ARTICLE II

                                  The Notes

SECTION 2.01.  Form . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

SECTION 2.02.  Execution, Authentication and Delivery . . . . . . . . . .   3

SECTION 2.03.  Temporary Notes  . . . . . . . . . . . . . . . . . . . . .   4

SECTION 2.04.  Registration;     Registration     of     Transfer    and
               Exchange . . . . . . . . . . . . . . . . . . . . . . . . .   5

SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes . . . . . . . .   6

SECTION 2.06.  Persons Deemed Owner . . . . . . . . . . . . . . . . . . .   7

SECTION 2.07.  Payment    of   Principal    and   Interest;    Defaulted
               Interest . . . . . . . . . . . . . . . . . . . . . . . . .   7

SECTION 2.08.  Cancellation . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 2.09.  Reserved . . . . . . . . . . . . . . . . . . . . . . . . .   9

SECTION 2.10.  Book-Entry Notes . . . . . . . . . . . . . . . . . . . . .   9

SECTION 2.11.  Notices to Clearing Agency . . . . . . . . . . . . . . . .  10

SECTION 2.12.  Definitive Notes . . . . . . . . . . . . . . . . . . . . .  10

SECTION 2.13.  Tax Treatment  . . . . . . . . . . . . . . . . . . . . . .  11

                                 ARTICLE III


                                  Covenants

SECTION 3.01.  Payment of Principal and Interest  . . . . . . . . . . . .  11

SECTION 3.02.  Maintenance of Office or Agency  . . . . . . . . . . . . .  11

SECTION 3.03.  Money for Payments To Be Held in Trust . . . . . . . . . .  12

SECTION 3.04.  Existence  . . . . . . . . . . . . . . . . . . . . . . . .  14

SECTION 3.05.  Protection of Trust Estate . . . . . . . . . . . . . . . .  14

SECTION 3.06.  Opinions as to Trust Estate  . . . . . . . . . . . . . . .  14

SECTION 3.07.  Performance of Obligations; Servicing of
               Receivables  . . . . . . . . . . . . . . . . . . . . . . .  15

SECTION 3.08.  Negative Covenants . . . . . . . . . . . . . . . . . . . .  17

SECTION 3.09.  Annual Statement as to Compliance  . . . . . . . . . . . .  17

SECTION 3.10.  Issuer   May   Consolidate,   etc.,   Only   on   Certain
               Terms  . . . . . . . . . . . . . . . . . . . . . . . . . .  18

SECTION 3.11.  Successor or Transferee  . . . . . . . . . . . . . . . . .  19

SECTION 3.12.  No Other Business  . . . . . . . . . . . . . . . . . . . .  20

SECTION 3.13.  No Borrowing . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 3.14.  Servicer's Obligations . . . . . . . . . . . . . . . . . .  20

SECTION 3.15.  Guarantees, Loans, Advances and Other
               Liabilities  . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 3.16.  Capital Expenditures . . . . . . . . . . . . . . . . . . .  20

SECTION 3.17.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . . .  20

SECTION 3.18.  Restricted Payments  . . . . . . . . . . . . . . . . . . .  20

SECTION 3.19.  Notice of Events of Default  . . . . . . . . . . . . . . .  21

SECTION 3.20.  Further Instruments and Acts . . . . . . . . . . . . . . .  21

                                  ARTICLE IV

                          Satisfaction and Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture  . . . . . . . . .  21

SECTION 4.02.  Application of Trust Money . . . . . . . . . . . . . . . .  22

SECTION 4.03.  Repayment of Moneys Held by Paying Agent . . . . . . . . .  22

                                  ARTICLE V

                                   Remedies

SECTION 5.01.  Events of Default  . . . . . . . . . . . . . . . . . . . .  23

SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment . . . .  24

SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
               Indenture Trustee  . . . . . . . . . . . . . . . . . . . .  25



SECTION 5.04.  Remedies; Priorities . . . . . . . . . . . . . . . . . . .  27

SECTION 5.05.  Optional Preservation of the Receivables . . . . . . . . .  29

SECTION 5.06.  Limitation of Suits  . . . . . . . . . . . . . . . . . . .  29

SECTION 5.07.  Unconditional Rights of Noteholders To Receive Principal
               and Interest . . . . . . . . . . . . . . . . . . . . . . .  30

SECTION 5.08.  Restoration of Rights and Remedies . . . . . . . . . . . .  30

SECTION 5.09.  Rights and Remedies Cumulative . . . . . . . . . . . . . .  30

SECTION 5.10.  Delay or Omission Not a Waiver . . . . . . . . . . . . . .  30

SECTION 5.11.  Control by Noteholders . . . . . . . . . . . . . . . . . .  31

SECTION 5.12.  Waiver of Past Defaults  . . . . . . . . . . . . . . . . .  31

SECTION 5.13.  Undertaking for Costs  . . . . . . . . . . . . . . . . . .  32

SECTION 5.14.  Waiver of Stay or Extension Laws . . . . . . . . . . . . .  32

SECTION 5.15.  Action on Notes  . . . . . . . . . . . . . . . . . . . . .  32

SECTION 5.16.  Performance and Enforcement of Certain Obligations . . . .  33


                                  ARTICLE VI

                            The Indenture Trustee

SECTION 6.01.  Duties of Indenture Trustee  . . . . . . . . . . . . . . .  33

SECTION 6.02.  Rights of Indenture Trustee  . . . . . . . . . . . . . . .  35

SECTION 6.03.  Individual Rights of Indenture Trustee . . . . . . . . . .  35

SECTION 6.04.  Indenture Trustee's Disclaimer . . . . . . . . . . . . . .  36

SECTION 6.05.  Notice of Defaults . . . . . . . . . . . . . . . . . . . .  36

SECTION 6.06.  Reports by Indenture Trustee to Holders  . . . . . . . . .  36

SECTION 6.07.  Compensation and Indemnity . . . . . . . . . . . . . . . .  36

SECTION 6.08.  Replacement of Indenture Trustee . . . . . . . . . . . . .  37

SECTION 6.09.  Successor Indenture Trustee by Merger  . . . . . . . . . .  38

SECTION 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture
               Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .  39

SECTION 6.11.  Eligibility; Disqualification  . . . . . . . . . . . . . .  40

SECTION 6.12.  Preferential Collection of Claims Against Issuer . . . . .  40

                                 ARTICLE VII

                        Noteholders' Lists and Reports

SECTION 7.01.  Issuer To Furnish Indenture Trustee Names and Addresses of
               Noteholders  . . . . . . . . . . . . . . . . . . . . . . .  41

SECTION 7.02.  Preservation of Information; Communications to
               Noteholders  . . . . . . . . . . . . . . . . . . . . . . .  41


SECTION 7.03.  Reports by Issuer  . . . . . . . . . . . . . . . . . . . .  41

SECTION 7.04.  Reports by Indenture Trustee . . . . . . . . . . . . . . .  42

                                 ARTICLE VIII

                     Accounts, Disbursements and Releases

SECTION 8.01.  Collection of Money  . . . . . . . . . . . . . . . . . . .  42

SECTION 8.02.  Trust Accounts . . . . . . . . . . . . . . . . . . . . . .  43

SECTION 8.03.  General Provisions Regarding Accounts  . . . . . . . . . .  45

SECTION 8.04.  Release of Trust Estate  . . . . . . . . . . . . . . . . .  46

SECTION 8.05.  Opinion of Counsel . . . . . . . . . . . . . . . . . . . .  47

                                  ARTICLE IX

                           Supplemental Indentures

SECTION 9.01.  Supplemental      Indentures      Without      Consent      of
               Noteholders  . . . . . . . . . . . . . . . . . . . . . . .  47

SECTION 9.02.  Supplemental     Indentures      with     Consent      of
               Noteholders  . . . . . . . . . . . . . . . . . . . . . . .  48

SECTION 9.03.  Execution of Supplemental Indentures . . . . . . . . . . .  50

SECTION 9.04.  Effect of Supplemental Indenture . . . . . . . . . . . . .  50

SECTION 9.05.  Conformity with Trust Indenture Act  . . . . . . . . . . .  50

SECTION 9.06.  Reference in Notes to Supplemental Indentures  . . . . . .  51

                                  ARTICLE X

                             Redemption of Notes

SECTION 10.01. Redemption . . . . . . . . . . . . . . . . . . . . . . . .  51

SECTION 10.02. Form of Redemption Notice  . . . . . . . . . . . . . . . .  51

SECTION 10.03. Notes Payable on Redemption Date . . . . . . . . . . . . .  52

                                  ARTICLE XI

                                Miscellaneous

SECTION 11.01. Compliance Certificates and Opinions, etc. . . . . . . . .  52

SECTION 11.02. Form    of     Documents    Delivered     to    Indenture
               Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .  54

SECTION 11.03. Acts of Noteholders  . . . . . . . . . . . . . . . . . . .  55

SECTION 11.04. Notices, etc., to Indenture Trustee, Issuer and Rating
               Agencies . . . . . . . . . . . . . . . . . . . . . . . . .  56

SECTION 11.05. Notices to Noteholders; Waiver . . . . . . . . . . . . . .  57

SECTION 11.06. Alternate Payment and Notice Provisions  . . . . . . . . .  57

SECTION 11.07. Conflict with Trust Indenture Act  . . . . . . . . . . . .  57

SECTION 11.08. Effect of Headings and Table of Contents . . . . . . . . .  58

SECTION 11.09. Successors and Assigns . . . . . . . . . . . . . . . . . .  58

SECTION 11.10. Separability . . . . . . . . . . . . . . . . . . . . . . .  58

SECTION 11.11. Benefits of Indenture  . . . . . . . . . . . . . . . . . .  58

SECTION 11.12. Legal Holidays . . . . . . . . . . . . . . . . . . . . . .  58

SECTION 11.13. GOVERNING LAW  . . . . . . . . . . . . . . . . . . . . . .  58

SECTION 11.14. Counterparts . . . . . . . . . . . . . . . . . . . . . . .  58

SECTION 11.15. Recording of Indenture . . . . . . . . . . . . . . . . . .  58

SECTION 11.16. Trust Obligation . . . . . . . . . . . . . . . . . . . . .  59

SECTION 11.17. No Petition  . . . . . . . . . . . . . . . . . . . . . . .  59

SECTION 11.18. Inspection . . . . . . . . . . . . . . . . . . . . . . . .  59


SCHEDULE A     -    Schedule of Receivables

EXHIBIT A      -    Form of Class A Note
EXHIBIT B      -    Form of Note Depository Agreement



     INDENTURE dated as of August 18, 1997, between BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1, a Delaware business trust (the "Issuer"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as trustee and not in its individual capacity (the "Indenture Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes, Class A-5 Asset Backed Notes, Class A-6 Asset Backed Notes, Class A-7 Asset Backed Notes, Class A-8 Asset Backed Notes, Class A-9 Asset Backed Notes and Class A-10 Asset Backed Notes (together, the "Notes"):

                               GRANTING CLAUSE

     The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to (a) the Receivables and all moneys received thereon on and after August 18, 1997; (b) the security interests in the Financed Vehicles created pursuant to the Receivables and any other interest of the Issuer in such Financed Vehicles; (c) any proceeds with respect to the Receivables under any Insurance Policies; (d) any proceeds from recourse to Dealers; (e) any Financed Vehicle acquired in repossession; (f) the contents of the Receivables Files and all rights, benefits and proceeds arising therefrom or in connection therewith; (g) all funds on deposit from time to time in Trust Accounts, and in all investments and proceeds thereof (including all income thereon except for Investment Earnings in the Collection Account); (h) the Sale and Servicing Agreement; and (i) all present and future claims, demands, causes of action and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

     The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction (subject to Section 8.02), and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant and accepts the trusts under this Indenture in accordance with the provisions of this Indenture.


                                  ARTICLE I

                  Definitions and Incorporation by Reference
                 ------------------------------------------

     SECTION 1.01.  (a)   Definitions.  Except as otherwise specified herein
                          -----------
or as the context may otherwise require, capitalized terms used herein have the respective meanings set forth in Appendix A to the Sale and Servicing Agreement dated as of August 18, 1997, among BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Issuer"), Morgan Stanley ABS Capital II Inc. (the "Depositor") and BankBoston, N.A. (the "Servicer").

     SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.
                    -------------------------------------------------
Whenever this Indenture  refers to a provision  of the TIA, the  provision is
incorporated  by  reference  in and  made  a  part of  this  Indenture.   The
following TIA terms used in this Indenture have the following meanings:

     "Commission" means the Securities and Exchange Commission.

     "indenture securities" means the Notes.

     "indenture security holder" means a Noteholder.

     "indenture to be qualified" means this Indenture.

     "indenture  trustee"  or  "institutional  trustee"  means the  Indenture
Trustee.

     "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

     SECTION 1.03.  Rules of Construction.   Unless the context otherwise
                    ---------------------
requires:

            (i)     a term has the meaning assigned to it;

           (ii)     an  accounting term not otherwise defined has the meaning
     assigned   to  it  in  accordance  with  generally  accepted  accounting principles as in effect from time to time;

          (iii)     "or" is not exclusive;

           (iv)     "including" means including without limitation;

            (v) words in the singular include the plural and words in the plural include the singular; and

           (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.



                                  ARTICLE II

                                  The Notes
                                  ---------

     SECTION 2.01.  Form.   The Notes, together with the Indenture Trustee's
                    ----
certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     Each Note shall be  dated the date of its authentication.   The terms of
the Notes set forth in Exhibit A are part of the terms of this Indenture.

     SECTION 2.02.  Execution, Authentication and Delivery.   The Notes shall
                    --------------------------------------
be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

     Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     The Indenture Trustee shall upon Issuer Order authenticate and deliver Class A-1 Notes for original issue in an aggregate principal amount of $61,900,421, Class A-2 Notes for original issue in an aggregate principal amount of $102,187,000, Class A-3 Notes for original issue in an aggregate principal amount of $130,000,000, Class A-4 Notes for original issue in an aggregate principal amount of $90,000,000, Class A-5 Notes for original issue in an aggregate principal amount of $115,000,000, Class A-6 Notes for original issue in an aggregate principal amount of $70,000,000, Class A-7 Notes for original issue in an aggregate principal amount of $90,000,000, Class A-8 Notes for original issue in an aggregate principal amount of $37,100,000, Class A-9 Notes for original issue in an aggregate principal amount of $85,000,000 and Class A-10 Notes for original issue in an aggregate principal amount of $20,000,000. The aggregate principal amount of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class A-8 Notes, Class A-9 Notes and Class A-10 Notes outstanding at any time may not exceed such respective amounts except as provided in Section 2.05.

     Each Note  shall be  dated the date  of its  authentication.   The Notes
shall be issuable as registered Notes in the minimum denomination of $1.00 and in integral multiples thereof.

     No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

     SECTION 2.03.  Temporary Notes.   Pending the preparation of definitive
                    ---------------
Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

     If temporary Notes are issued, the Issuer shall cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

     SECTION 2.04.  Registration; Registration of Transfer and Exchange.
                    ---------------------------------------------------
The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

     Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements may include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.03 or 9.06 not involving any transfer.

     The preceding provisions of this Section notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Note.

     SECTION 2.05.  Mutilated, Destroyed, Lost or Stolen Notes.   If (i) any
                    ------------------------------------------
mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

     Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

     Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.06.  Persons Deemed Owner.   Prior to due presentment for
                    --------------------
registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination except as provided in Section 2.07) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

     SECTION 2.07.  Payment of Principal and Interest; Defaulted Interest.
                    -----------------------------------------------------
 (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes, the Class A-9 Notes and the Class A-10 Notes shall accrue interest at the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class A-5 Interest Rate, the Class A-6 Interest Rate, the Class A-7 Interest Rate, the Class A-8 Interest Rate, the Class A-9 Interest Rate and the Class A-10 Interest Rate, respectively, as set forth in Exhibit A, and such interest shall be due and payable on each Monthly Payment Date (or in the case of the Class A-9 Notes on each Quarterly Payment Date) as specified therein, subject to Section 3.01. Any installment of interest or principal payable on a Note that is punctually paid or duly provided for by the Issuer on the applicable Monthly Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal payable with respect to such Note on a Monthly Payment Date or on the applicable class Stated Maturity Date (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.01) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

     (b) The principal of each Note shall be payable in installments on each Monthly Payment Date (or in the case of the Class A-9 Notes on each Quarterly Payment Date) (as provided in the forms of the Notes set forth in Exhibit A; provided, however, that the entire unpaid principal amount of each Note shall be due and payable on the applicable class Stated Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, if an Event of Default shall have occurred and be continuing and if the Indenture Trustee or Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Monthly Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid if the Issuer or the Servicer has notified the Indenture Trustee of such expectation at least five Business Days prior to such Record Date. Such notice shall be mailed or transmitted by facsimile prior to such final Monthly Payment Date and shall specify that such final installment will be payable to the Holder of record as of the applicable Record Date only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in
Section 10.02.

     (c) If the Issuer defaults in a payment of interest on the Notes, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Issuer shall fix or cause to be fixed any such special record date and payment date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

     SECTION 2.08.  Cancellation.   All Notes surrendered for payment,
                    ------------
registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided, that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     SECTION 2.09.  Reserved.
                    --------

     SECTION 2.10.  Book-Entry Notes.   The Notes, upon original issuance,
                    ----------------
will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof will receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.12:

          (i) the provisions of this Section shall be in full force and effect;

          (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Note Owners;

          (iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

          (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued pursuant to Section 2.12, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

          (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Indenture Trustee.

     SECTION 2.11.  Notices to Clearing Agency.   Whenever a notice or other
                    --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.12, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

     SECTION 2.12.  Definitive Notes.   If (i) the Depositor advises the
                    ----------------
Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Depositor is unable to locate a qualified successor within 90 days of the giving of such advice, (ii) the Depositor at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a Servicer Default, Owners of the Book-Entry Notes representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Notes advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

     SECTION 2.13.  Tax Treatment.   The Issuer has entered into this
                    -------------
Indenture, and the Notes will be issued, with the intention that, for all purposes including federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for all purposes including federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.


                                 ARTICLE III

                                  Covenants
                                  ---------

     SECTION 3.01.  Payment of Principal and Interest.   The Issuer will duly
                    ---------------------------------
and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, subject to Section 8.02(c), the Issuer will cause to be distributed all amounts on deposit in the Note Distribution Account on a Monthly Payment Date deposited therein pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A-1 Notes, to the Class A-1 Noteholders, (ii) for the benefit of the Class A-2 Notes, to the Class A-2 Noteholders, (iii) for the benefit of the Class A-3 Notes, to the Class A-3 Noteholders, (iv) for the benefit of the Class A-4 Notes, to the Class A-4 Noteholders, (v) for the benefit of the Class A-5 Notes, to the Class A-5 Noteholders, (vi) for the benefit of the Class A-6 Notes, to the Class A-6 Noteholders, (vii) for the benefit of the Class A-7 Notes, to the Class A-7 Noteholders, (viii) for the benefit of the Class A-8 Notes, to the Class A-8 Noteholders, (ix) for the benefit of the Class A-9 Notes, to the Class A-9 Noteholders (or on any Nonquarterly Payment Date, to the Class A-9 Interest Account or the Class A-9 Principal Account, as applicable) and (x) for the benefit of the Class A-10 Notes, to the Class A-10 Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

     SECTION 3.02.  Maintenance of Office or Agency.   The Issuer will
                    -------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

     SECTION 3.03.  Money for Payments To Be Held in Trust.   As provided in
                    --------------------------------------
Section 8.02(a) and (b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Class A-9 Interest Account, the Class A-9 Principal Account and the Note Distribution Account pursuant to Section 8.02(c) shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Collection Account, the Class A-9 Interest Account, the Class A-9 Principal Account and the Note Distribution Account for payments of Notes shall be paid over to the Issuer except as provided in this Section.

     On each Monthly Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Distribution Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes (or with respect to the Class A-9 Notes on any Nonquarterly Payment Date, the amount required to be deposited into the Class A-9 Interest Account and the Class A-9 Principal Account), such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

     The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture


Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

          (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

          (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

          (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required hereby to be met by a Paying Agent at the time of its appointment; and

          (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

     SECTION 3.04.  Existence.   The Issuer will keep in full effect its
                    ---------
existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

     SECTION 3.05.  Protection of Trust Estate.   The Issuer will from time
                    --------------------------
to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

          (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

          (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

          (iii)     enforce any of the Collateral; or

          (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument prepared by the Issuer required to be executed pursuant to this
Section 3.05.

     SECTION 3.06.  Opinions as to Trust Estate.   (a)   On the Closing Date,
                    ---------------------------
the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

     (b) On or before September 15, in each calendar year, beginning in 1998, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until September 15 in the following calendar year.

     SECTION 3.07.  Performance of Obligations; Servicing of Receivables.
                    ----------------------------------------------------
(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Indenture Trustee or the Holders of at least a majority of the Outstanding Amount of the Notes.

     (d) If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Sale and Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect to such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

     (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.01 of the Sale and Servicing Agreement, the Indenture Trustee shall appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee. Any Successor Servicer other than the Indenture Trustee shall (i) be an established financial institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of Contracts and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Bank. If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein and in the Sale and Servicing Agreement, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI hereof shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its affiliates, provided that it shall be fully liable for the actions and omissions of such affiliate in such capacity as Successor Servicer.

     (f)  (Reserved.)

     (g) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee or the Holders of at least a majority in Outstanding Amount of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Sale and Servicing Agreement) or the Basic Documents, or waive timely performance or observance by the Servicer or the Depositor under the Sale and Servicing Agreement; and (ii) that any such amendment shall not (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee or such Holders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

     SECTION 3.08.  Negative Covenants.   So long as any Notes are
                    ------------------
Outstanding, the Issuer shall not:

          (i) except as expressly permitted by this Indenture, or any other Basic Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee;

          (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

          (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate.

     SECTION 3.09.  Annual Statement as to Compliance.   The Issuer will
                    ---------------------------------
deliver to the Indenture Trustee, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 1997), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

          (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

          (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

     SECTION 3.10.  Issuer May Consolidate, etc., Only on Certain Terms.
                    ---------------------------------------------------

(a) The Issuer shall not consolidate or merge with or into any other Person, unless:

          (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

          (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and
     (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

          (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

          (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

          (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

          (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

          (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
     Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

     SECTION 3.11.  Successor or Transferee.   (a)  Upon any consolidation
                    -----------------------
or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

     (b) Upon a conveyance or transfer of the assets and properties of the Issuer including the Trust Estate pursuant to Section 3.10(b), (i) the Person acquiring such assets and properties shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein and (ii) BankBoston Recreational Vehicle Asset Backed Trust 1997-1 will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that BankBoston Recreational Vehicle Asset Backed Trust 1997-1 is to be so released.

     SECTION 3.12.  No Other Business.   The Issuer shall not engage in any
                    -----------------
business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

     SECTION 3.13.  No Borrowing.   The Issuer shall not issue, incur,
                    ------------
assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness.

     SECTION 3.14.  Servicer's Obligations.   The Issuer shall cause the
                    ----------------------
Servicer to comply with Sections 4.09, 4.10, 4.11 and Article IX of the Sale and Servicing Agreement.

     SECTION 3.15.  Guarantees, Loans, Advances and Other Liabilities.
                    -------------------------------------------------
Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance of credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

     SECTION 3.16.  Capital Expenditures.   The Issuer shall not make any
                    --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

     SECTION 3.17.  (Reserved)
                    ----------

     SECTION 3.18.  Restricted Payments.   The Issuer shall not, directly or
                    -------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement or the Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

     SECTION 3.19.  Notice of Events of Default.   In addition to its
                    ---------------------------
obligations under the last paragraph of Section 5.01, the Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Depositor of its obligations under the Sale and Servicing Agreement.

     SECTION 3.20.  Further Instruments and Acts.   Upon request of the
                    ----------------------------
Indenture  Trustee,  the   Issuer  will  execute  and  deliver  such  further
instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.


                                  ARTICLE IV

                          Satisfaction and Discharge
                          --------------------------

     SECTION 4.01.  Satisfaction and Discharge of Indenture.   This Indenture
                    ---------------------------------------
shall cease to be  of further effect with  respect to the Notes except  as to
(i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon,
(iv) Sections 3.03, 3.04,  3.05, 3.08, 3.10,  3.12 and 3.13,  (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.02) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

          (A)  either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.05 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) all such Notes not theretofore delivered to the Indenture Trustee for cancellation


               a.   have become due and payable,

               b. will become due and payable at the applicable Stated Maturity Date within one year, or

               c. are to be called for redemption within one year under arrangements satisfactory to the Indenture Trustee for the giving of notice of redemption by the Indenture Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of a., b. or c. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable final scheduled Monthly Payment Date (or in the case of the Class A-9 Notes the Quarterly Payment Date) or Redemption Date (if Notes shall have been called for redemption pursuant to
     Section 10.01(a)), as the case may be;

          (B) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

          (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
     Section 11.01(a) and, subject to Section 11.02, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     SECTION 4.02.  Application of Trust Money.   All moneys deposited with
                    --------------------------
the Indenture Trustee pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

     SECTION 4.03.  Repayment of Moneys Held by Paying Agent.  In connection
                    ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.03 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.


                                  ARTICLE V

                                   Remedies
                                   --------

     SECTION 5.01.  Events of Default.   "Event of Default", wherever used
                    -----------------
herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of five days; or

          (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

          (iii) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty of the Issuer made in this Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the Outstanding Amount of the Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

          (iv) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

          (v) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

     The Issuer shall deliver to the Indenture Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

     SECTION 5.02.  Acceleration of Maturity; Rescission and Annulment.   If
                    --------------------------------------------------
an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes may declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

     At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of Notes representing a majority of the Outstanding Amount of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

               (A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

          (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

     SECTION 5.03.  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Indenture Trustee.   (a)   The Issuer covenants that if (i) default is made
-----------------
in the payment  of any interest  on any Note  when the same  becomes due  and
payable,  and  such  default  continues  for  a  period  of  five   days,  or
(ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest on the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, on overdue installments of interest at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.04, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, or liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

          (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture
Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, liabilities, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

     SECTION 5.04.  Remedies; Priorities.   (a)   If an Event of Default
                    --------------------
shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.05):

          (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

          (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

          (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes; and

          (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.01(i) or (ii), unless (A) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of 662/3% of the Outstanding Amount of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     (b) If the Indenture Trustee collects any money or property pursuant to this Article V, it shall pay out the money or property in the following order:

          FIRST:       to  the  Indenture  Trustee  for   amounts  due  under
     Section 6.07;

          SECOND: to the Servicer for due and unpaid Servicing Fees or any other amounts due to it by the Issuer pursuant to the Sale and Servicing Agreement;

          THIRD: to Noteholders for amounts due and unpaid on the Notes for interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest (including any premium);

          FOURTH: to Holders of the Notes for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, until the Outstanding Amount of each Class of the Notes is reduced to zero; and

          FIFTH:   to  the  Issuer  for amounts  required  to be  distributed pursuant to the Trust Agreement.

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section. At least 15 days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

     SECTION 5.05.  Optional Preservation of the Receivables.   If the Notes
                    ----------------------------------------
have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

     SECTION 5.06.  Limitation of Suits.   No Holder of any Note shall have
                    -------------------
any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

          (ii) the Holders of not less than 25% of the Outstanding Amount of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Outstanding Amount of the Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

     In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Outstanding Amount of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

     SECTION 5.07.  Unconditional Rights of Noteholders To Receive Principal
                    --------------------------------------------------------
and Interest.   Notwithstanding any other provisions in this Indenture, the
------------
Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

     SECTION 5.08.  Restoration of Rights and Remedies.   If the Indenture
                    ----------------------------------
Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

     SECTION 5.09.  Rights and Remedies Cumulative.   No right or remedy
                    ------------------------------
herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 5.10.  Delay or Omission Not a Waiver.   No delay or omission
                    ------------------------------
of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this
Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

     SECTION 5.11.  Control by Noteholders.   subject to Section 5.16(b) the
                    ----------------------
Holders of a majority of the Outstanding Amount of the Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

          (i) such direction shall not be in conflict with any rule of law or with this Indenture;

          (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the Outstanding Amount of the Notes;

          (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

          (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding the rights of Noteholders set forth in this Section, subject to Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in personal liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

     SECTION 5.12.  Waiver of Past Defaults.   Prior to the declaration of
                    -----------------------
the acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Outstanding Amount of the Notes may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     SECTION 5.13.  Undertaking for Costs.   All parties to this Indenture
                    ---------------------
agree, and each Holder of a Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

     SECTION 5.14.  Waiver of Stay or Extension Laws.   The Issuer covenants
                    --------------------------------
(to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 5.15.  Action on Notes.   The Indenture Trustee's right to seek
                    ---------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

     SECTION 5.16.  Performance and Enforcement of Certain Obligations.   (a)
                    --------------------------------------------------
If an Event of Default has occurred and is continuing, promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor or the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor or the Servicer of each of their obligations under the Sale and Servicing Agreement.

     (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 662/3% of the Outstanding Amount of the Notes shall, subject to the proviso and last paragraph of Section 5.11, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Servicer or the Depositor, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.


                                  ARTICLE VI

                            The Indenture Trustee
                            ---------------------

     SECTION 6.01.  Duties of Indenture Trustee.   (a)   If an Event of
                    ---------------------------
Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     (b)  Except during the continuance of an Event of Default:

          (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Sale and Servicing Agreement and no implied covenants or obligations shall be read into this Indenture or the Sale and Servicing Agreement against the Indenture Trustee; and

          (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture or the Sale and Servicing Agreement; however, the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (i) this paragraph does not limit the effect of paragraph (b) of this Section;

          (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

          (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11 or Section 5.16(b).

     (d) Every provision of this Indenture and the Sale and Servicing Agreement that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

     (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g) No provision of this Indenture or the Sale and Servicing Agreement shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or thereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (h) Every provision of this Indenture or the Sale and Servicing Agreement relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     SECTION 6.02.  Rights of Indenture Trustee.   (a)   The Indenture
                    ---------------------------
Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

     (g) The Indenture Trustee shall not be charged with knowledge of any Default, Event of Default or Servicer Default unless (i) a Responsible Officer of the Indenture Trustee assigned to its Corporate Trust Office shall have actual knowledge thereof or (ii) written notice thereof shall have been given to the Indenture Trustee by the Issuer, the Depositor, the Servicer or any Noteholder.

     SECTION 6.03.  Individual Rights of Indenture Trustee.   The Indenture
                    --------------------------------------
Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer, the Depositor, the Servicer or their respective Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

     SECTION 6.04.  Indenture Trustee's Disclaimer.   The Indenture Trustee
                    ------------------------------
shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Collateral or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication. The Indenture Trustee shall have no responsibility for reviewing the contents of the Receivable Files or for maintaining custody of or protecting same, for monitoring the servicing of the Receivables by the Servicer or for perfecting or continuing the perfection of the Indenture Trustee's security interest in the Collateral, including the filing, re-filing, recording or re-recording of any notice, instrument or document in any public office at any time or times. The Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to the Sale and Servicing Agreement.

     SECTION 6.05.  Notice of Defaults.   If a Default occurs and is
                    ------------------
continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible
Officers in good faith determines that withholding the notice is in the interests of Noteholders.

     SECTION 6.06.  Reports by Indenture Trustee to Holders.   The Indenture
                    ---------------------------------------
Trustee shall deliver to each Noteholder such information as may be required to enable such holder to prepare its federal and state income tax returns, provided, that, such information shall consist only of Form 1099's or any successor forms required to be given by Paying Agents to Noteholders pursuant to the Code.

     SECTION 6.07.  Compensation and Indemnity.   The Issuer shall pay to the
                    --------------------------
Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys'
fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder. The Issuer shall defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall pay the fees and expenses of such counsel. The Issuer need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

     The Issuer's payment obligations to the Indenture Trustee pursuant to this Section shall survive the discharge of this Indenture. Without prejudice to any other rights available to the Indenture Trustee under applicable law, when the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.01(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

     SECTION 6.08.  Replacement of Indenture Trustee.   No resignation or
                    --------------------------------
removal of the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer. The Holders of a majority in Outstanding Amount of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

          (i)  the Indenture Trustee fails to comply with Section 6.11;

          (ii) the Indenture Trustee is adjudged a bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

          (iv) the Indenture Trustee otherwise becomes incapable of acting.

If the Indenture Trustee resigns or is removed by the Issuer or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee) or if the Holders of a majority in Outstanding Amount of the Notes shall not have appointed a successor Indenture Trustee and such successor Indenture Trustee shall not have accepted its appointment as set forth below within 30 days after the Indenture Trustee shall have been removed by such Holders, the Issuer shall promptly appoint a successor Indenture Trustee.

     A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly, upon payment of its charges, transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

     If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority in Outstanding Amount of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

     If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

     Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

     SECTION 6.09.  Successor Indenture Trustee by Merger.   If the Indenture
                    -------------------------------------
Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction. Such notice shall be deemed given if a description of such transaction is published in a newspaper of general circulation in The City of New York.

     In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

     SECTION 6.10.  Appointment of Co-Indenture Trustee or Separate Indenture
                    ---------------------------------------------------------
Trustee.   (a)   Notwithstanding any other provisions of this Indenture, at
-------
any  time,   for  the  purpose  of  meeting  any  legal  requirement  of  any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

     (b)  Every   separate  trustee  and  co-trustee  shall,  to  the  extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii)     the   Indenture  Trustee  may  at  any  time  accept  the
     resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     SECTION 6.11.  Eligibility; Disqualification.   The Indenture Trustee
                    -----------------------------
shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition, and the time deposits of the Indenture Trustee shall be rated at least A-1 by Standard & Poor's and P-1 by Moody's. The Indenture Trustee shall comply with TIA Section 310(b), subject to the penultimate paragraph thereof; provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities of the Issuer are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

     SECTION 6.12.  Preferential Collection of Claims Against Issuer.   The
                    ------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.



                                 ARTICLE VII

                        Noteholders' Lists and Reports
                        ------------------------------

     SECTION 7.01.  Issuer To Furnish Indenture Trustee Names and Addresses
                    -------------------------------------------------------
of Noteholders.   The Issuer will furnish or cause to be furnished to the
--------------
Indenture Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Indenture Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

     SECTION 7.02.  Preservation of Information; Communications to
                    ----------------------------------------------
Noteholders.  (a)  The Indenture Trustee shall preserve, in as current a form
-----------
as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such
Section 7.01 upon receipt of a new list so furnished.

     (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

     (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

     SECTION 7.03.  Reports by Issuer.   (a)   The Issuer shall:
                    -----------------

          (i) file with the Indenture Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

          (ii) file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA
     Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.03(a) as may be required by rules and regulations prescribed from time to time by the Commission.

     (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

     SECTION 7.04.  Reports by Indenture Trustee.   If required by TIA
                    ----------------------------


Section 313(a), within 60 days after each July 15 beginning with July 15, 1998, the Indenture Trustee shall mail to each Noteholder as required by TIA
Section 313(c) a brief  report dated as of  such date that complies  with TIA
Section 313(a).     The  Indenture   Trustee  also  shall   comply  with  TIA
Section 313(b).

     A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.


                                 ARTICLE VIII

                     Accounts, Disbursements and Releases
                    ------------------------------------

     SECTION 8.01.  Collection of Money.   Except as otherwise expressly
                    -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V. Notwithstanding the foregoing provisions of this Section 8.01, the Indenture Trustee shall not be empowered to demand payment of or to enforce payment or performance of any Receivable, except during the continuance of an Event of Default, and during the pendency of such an Event of Default, shall be protected in refraining from making any such demand or instituting any proceeding to enforce such payment or performance as long as the Servicer shall be servicing the Receivables.

     SECTION 8.02.  Trust Accounts.   (a)   On or prior to the Closing Date,
                    --------------
the Issuer shall cause the Servicer or the Indenture Trustee, as applicable, to establish and maintain, in the name of the Indenture Trustee, for the benefit of the applicable Noteholders and Certificateholders, the Trust Accounts as provided in Section 5.01 of the Sale and Servicing Agreement.

     (b) Collections with respect to the Receivables and other amounts with respect to each Collection Period will be deposited in the Collection Account as provided in Sections 5.02 and 5.05 of the Sale and Servicing Agreement. On each Monthly Payment Date, all amounts required to be deposited in the Note Distribution Account with respect to the preceding Collection Period pursuant to Sections 5.06 and 5.07 of the Sale and Servicing Agreement will be transferred from the Collection Account to the Note Distribution Account.

     (c) On each Monthly Payment Date and Redemption Date, the Indenture Trustee shall distribute all amounts on deposit in the Note Distribution Account to Noteholders in respect of the Notes (or in the case of the Class A-9 Notes on each Nonquarterly Payment Date shall make the deposits provided for below) to the extent of amounts due and unpaid on the Notes for principal and interest (including any premium) in the following amounts and in the following order of priority (except as otherwise provided in
Section 5.04(b)):

          (i)  the   Noteholders   Interest   Distributable  Amount   to   be
     distributed as follows:

     for each Nonquarterly Payment Date (other than any Redemption Date), (1)
     -------------------------------------------------------------------
for each Class of Notes, other than the Class A-9 Notes, accrued and unpaid interest on each such Class of Notes shall be distributed to the Holders of Notes of such Class and (2) for the Class A-9 Notes, one-third of the total amount of accrued and unpaid interest that will be due on the Class A-9 Notes on the next Quarterly Payment Date will be deposited into the Class A-9 Interest Account, with any shortfall in such amounts to be allocated among each Class pro rata based on the ratio for each Class of (x) the amount of interest due to be distributed on (or deposited with respect to) each such Class to (y) the total of such amounts; and

     for each Quarterly Payment Date and each Redemption Date, for each Class
     --------------------------------------------------------
of Notes accrued and unpaid interest on each such Class of Notes shall be distributed to the Holders of such Class, but for the Class A-9 Notes such amount as distributed from the Note Distribution Account shall be reduced by the amount to be distributed to the Class A-9 Noteholders on such Quarterly Payment Date or Redemption Date from the Class A-9 Interest Account, and with any shortfall in such amounts to be allocated among each Class pro rata based on the ratio for each Class of (x) the amount of interest due to be distributed on each such Class (but in the case of the Class A-9 Notes only the amount to be distributed from the Note Distribution Account on such Quarterly Payment Date) to (y) the total of such amounts;

          (ii) the Noteholders' Principal Distributable Amount, to be distributed in the following order of priority in each case to the extent of the remaining amounts on deposit in the Note Distribution Account after giving effect to all withdrawals of a higher priority:

               (1) to the Holders of the Class A-1 Notes on account of principal until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

               (2) in the case of this clause (2), only for the Monthly Payment Dates occurring on or after August, 1999, to the Holders of the Class A-10 Notes on account of principal until the Outstanding Amount of the Class A-10 Notes is reduced to $10,000,000;

               (3) in the case of this clause (3), only for the Monthly Payment Dates occurring on or after August, 2000, to the Holders of the Class A-10 Notes on account of principal until the Outstanding Amount of the Class A-10 Notes is reduced to zero;

               (4) to the Holders of the Class A-2 Notes on account of principal until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

               (5) to the Holders of the Class A-3 Notes on account of principal until the Outstanding Amount of the Class A-3 Notes is reduced to zero;

               (6) to the Holders of the Class A-4 Notes on account of principal until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

               (7) to the Holders of the Class A-5 Notes on account of principal until the Outstanding Amount of the Class A-5 Notes is reduced to zero;

               (8) to the Holders of the Class A-6 Notes on account of principal until the Outstanding Amount of the Class A-6 Notes is reduced to zero;

               (9) to the Holders of the Class A-7 Notes on account of principal until the Outstanding Amount of the Class A-7 Notes is reduced to zero;

               (10) to the Holders of the Class A-8 Notes on account of principal until the Outstanding Amount of the Class A-8 Notes is reduced to zero;

               (11) to the Holders of the Class A-9 Notes on account of principal (but in the case of a Nonquarterly Payment Date, by depositing such amount into the Class A-9 Principal Account) until the Outstanding Amount of the Class A-9 Notes is reduced to zero, such Outstanding Amount to be determined solely for purposes of this clause (11) by assuming that the Outstanding Amount of the Class A-9 Notes has been reduced by any deposits to the Class A-9 Principal Account since the preceding Quarterly Payment Date); and

               (12) in the case of this clause (12), only for Monthly Payment Dates occurring prior to August, 1999, or, if the Outstanding Amount of the Class A-10 Notes has been reduced to $10,000,000 or less, occurring prior to August 2000, to the Holders of the Class A-10 Notes on account of principal until the Outstanding Amount of the Class A-10 Notes is reduced to zero;

     (d) On each Quarterly Payment Date and any Redemption Date, (i) the Indenture Trustee will withdraw the aggregate amount on deposit in the Class A-9 Interest Account (other than any investment income thereon that is payable to the Servicer pursuant to Section 5.01(b) of the Sale and Servicing Agreement) and will distribute such amount as interest to the Class A-9 Noteholders and (ii) the Indenture Trustee will withdraw the aggregate amount on deposit in the Class A-9 Principal Account and will distribute such amount, as a distribution on account of principal, to the Class A-9 Noteholders.

     SECTION 8.03.  General Provisions Regarding Accounts.   (a)   So long
                    -------------------------------------
as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested or reinvested in Eligible Investments pursuant to Section 5.01(b) of the Sale and Servicing Agreement by the Indenture Trustee. The Servicer will not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

     (b) Subject to Section 6.01(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

     (c) If (i) the Servicer (pursuant to Section 5.01(b) of the Sale and Servicing Agreement) shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Servicer and Indenture Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.02 or
(iii) if such Notes shall have been declared due and payable following an Event of Default but amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.05 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trusts Accounts (other than the Note Distribution Account) in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor).

     (d) Nothing in the Section 8.03 shall require the investment of any funds on deposit in the Note Distribution Account.

     SECTION 8.04.  Release of Trust Estate.   (a)   Subject to the payment
                    -----------------------
of its fees, expenses and indemnities pursuant to Section 6.07, the Indenture Trustee shall, when required by Section 8.04(b), execute instruments (prepared by the Issuer) to release (without recourse or warranty) property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.07 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.04(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA SectionSection 314(c) and 314(d)(1) meeting the applicable requirements of
Section 11.01.

     SECTION 8.05.  Opinion of Counsel.   The Indenture Trustee shall receive
                    ------------------
at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.04(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel, in form satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.


                                  ARTICLE IX

                           Supplemental Indentures
                           -----------------------

     SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders.
                    ------------------------------------------------------
 (a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

          (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

          (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

          (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

          (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

          (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not adversely affect in any material respect the interests of the Holders of the Notes;

          (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

          (vii)     to modify,  eliminate or add  to the  provisions of  this
     Indenture  to  such   extent  as  shall  be  necessary   to  effect  the
     qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

     (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

     SECTION 9.02.  Supplemental Indentures with Consent of Noteholders.
                    ---------------------------------------------------
The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Holders of not less than a majority of the Outstanding Amount of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

          (ii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of certain defaults hereunder and their consequences provided for in this Indenture;

          (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

          (iv) reduce the percentage of the Outstanding Amount of the Notes required to direct the Indenture Trustee pursuant to Sections 5.11 or 5.16(b) or to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04;

          (v) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

          (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Monthly Payment Date (or in the case of the Class A-9 Notes any Quarterly Payment Date) (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

          (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

     Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     SECTION 9.03.  Execution of Supplemental Indentures.   In executing, or
                    ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The
Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.04.  Effect of Supplemental Indenture.   Upon the execution
                    --------------------------------
of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     SECTION 9.05.  Conformity with Trust Indenture Act.   Every amendment
                    -----------------------------------
of this Indenture and every  supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

     SECTION 9.06.  Reference in Notes to Supplemental Indentures.   Notes
                    ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                  ARTICLE X

                             Redemption of Notes
                             -------------------

     SECTION 10.01. Redemption.   (a)   The Notes are subject to redemption
                    ----------
in whole,  but not  in part,  at the  direction of  the Servicer  pursuant to
Section 9.01(a) of the Sale and Servicing Agreement, on any Monthly Payment Date on which the Servicer exercises its option to purchase the Trust Estate pursuant to said Section 9.01(a), for a purchase price equal to the Redemption Price. The Servicer or the Issuer shall furnish the Rating Agencies notice of such redemption. If the Notes are to be redeemed pursuant to this Section 10.01(a), the Servicer or the Issuer shall furnish notice of such election to the Indenture Trustee not later than 50 days prior to the Redemption Date and the Issuer shall deposit by 10:00 A.M. New York City time on the Redemption Date with the Indenture Trustee in the Distribution Account the Redemption Price of each Class of Notes whereupon all such Notes shall be due and payable on the Redemption Date upon the furnishing of a notice complying with Section 10.02 to each Holder of the Notes.

     (b)  In the event  that the  assets of  the Trust are  sold pursuant  to
Section 9.02 of the Trust Agreement, all amounts on deposit in the Note Distribution Account and in the Class A-9 Interest Account and the Class A-9 Principal Account shall be paid to the Noteholders up to the Outstanding Amount of the Notes and all accrued and unpaid interest thereon. If amounts are to be paid to Noteholders pursuant to this Section 10.01(b), the Servicer or the Issuer shall, to the extent practicable, furnish notice of such event to the Indenture Trustee not later than 40 days prior to the Redemption Date, whereupon all such amounts shall be payable on the Redemption Date.

     SECTION 10.02. Form of Redemption Notice.   (a)   Notice of redemption
                    -------------------------
under Section 10.01(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 30 days prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

     All notices of redemption shall state:

          (i)  the Redemption Date;

          (ii) the Redemption Price; and

          (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02).

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

     (b) Prior notice of redemption under Section 10.01(b) is not required to be given to Noteholders.

     SECTION 10.03. Notes Payable on Redemption Date.   The Notes shall,
                    --------------------------------
following notice of redemption as required by Section 10.02 (in the case of redemption pursuant to Section 10.01(a)), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.


                                  ARTICLE XI

                                Miscellaneous
                                -------------

     SECTION 11.01. Compliance Certificates and Opinions, etc.   (a)   Upon
                    -----------------------------------------
any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

          (2)  a  brief  statement  as  to   the  nature  and  scope  of  the
     examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause
     (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

          (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

          (v) Notwithstanding any other provision of this Section, the Issuer may, without compliance with the requirements of the other provisions of this Section, (A) collect, liquidate, sell or otherwise dispose of Receivables or Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents, so long as the Issuer shall deliver to the Indenture Trustee every six months, commencing February 18, 1998, an Officer's Certificate of the Issuer stating that all the dispositions of Collateral described in clauses (A) or (B) above that occurred during the preceding six calendar months were in the ordinary course of the Issuer's business and that the proceeds thereof were applied in accordance with the Basic Documents.

     SECTION 11.02. Form of Documents Delivered to Indenture Trustee.   In
                    ------------------------------------------------
any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Depositor or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Depositor or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

     SECTION 11.03. Acts of Noteholders.  (a)  Any request, demand,
                    -------------------
authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.04. Notices, etc., to Indenture Trustee, Issuer and Rating
                    ------------------------------------------------------
Agencies.  Any request, demand, authorization, direction, notice, consent,
--------
waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office, or

          (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: BankBoston Recreational Vehicle Asset Backed Trust 1997-1, in care of the Owner Trustee at its Corporate Trust Office, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

     Notices required  to be given to the Rating  Agencies by the Issuer, the
Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 or (ii) in the case of Standard & Poor's, at the following address: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 11.05. Notices to Noteholders; Waiver.   Where this Indenture
                    ------------------------------
provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Holder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

     In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

     Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

     SECTION 11.06. Alternate Payment and Notice Provisions.
                    ---------------------------------------
Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreement if it is administratively acceptable to it.

     SECTION 11.07. Conflict with Trust Indenture Act.   If any provision
                    ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

     The provisions of TIA SectionSection 310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.08. Effect of Headings and Table of Contents.   The Article
                    ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 11.09. Successors and Assigns.   All covenants and agreements
                    ----------------------
in this Indenture and the  Notes by the Issuer shall bind its  successors and
assigns,  whether so  expressed or  not.   All  agreements  of the  Indenture
Trustee in this Indenture shall bind its successors, co-trustees and agents.

     SECTION 11.10. Separability.   In case any provision in this Indenture
                    ------------
or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 11.11. Benefits of Indenture.   Nothing in this Indenture or in
                    ---------------------
the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12. Legal Holidays.   In any case where the date on which any
                    --------------
payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13. GOVERNING LAW.   THIS INDENTURE SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14. Counterparts.   This Indenture may be executed in any
                    ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.15. Recording of Indenture.   If this Indenture is subject
                    ----------------------
to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 11.16. Trust Obligation.   No recourse may be taken, directly
                    ----------------
or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of
Article VI, VII and VIII of the Trust Agreement.

     SECTION 11.17. No Petition.   The Indenture Trustee, by entering into
                    -----------
this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

     SECTION 11.18. Inspection.   The Issuer agrees that, on reasonable prior
                    ----------
notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall, and shall cause its representatives to, hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.


                         BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1,

                         by:  WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee,



                              by: /s/ Patricia A. Evans
                                  _______________________________
                                   Name:  Patricia A. Evans
                                   Title: Financial Services Officer



                         THE CHASE MANHATTAN BANK,
                         not  in  its  individual  capacity   but  solely  as
                         Indenture Trustee,



                         by:  /s/ Daniel C. Brown
                              ___________________________________
                              Name:  Daniel C. Brown
                              Title: Asst. Vice President


STATE OF NEW YORK   )
               )  ss.:
COUNTY OF NEW YORK)


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Patricia A. Evans, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1, a Delaware business trust, and that (s)he executed the same as the act of said business trust for the purpose and consideration therein expressed, and in the capacities therein stated.

     GIVEN UNDER MY  HAND AND SEAL  OF OFFICE,  this  18th   day  of  August,
1997.

               /s/ James M. Wulffleff
               _______________________________________________
               Notary Public in and for the State of New York.



My commission expires:

February 24, 1999
________________________________________________


STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )


     BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared Daniel C. Brown, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of THE CHASE MANHATTAN BANK, a New York banking corporation, and that (s)he executed the same as the act of said corporation for the purpose and consideration therein stated.

     GIVEN  UNDER   MY  HAND  AND  SEAL   OF  OFFICE,  this   18th   day   of
August, 1997.



             /s/ James M. Wulffleff
     ----------------------------------------------------------------------
                              Notary Public in and for the State of New York.



My commission expires:

February 24, 1999
________________________________________



                                  SCHEDULE A



                   Provided to the Owner Trustee at Closing



                                             EXHIBIT A


                            (FORM OF CLASS A NOTE)


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


REGISTERED                                                      $____________

Class A-() Interest Rate: __%

No. R-__                                               CUSIP NO. ____________

          BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1

                        CLASS A-__ ASSET BACKED NOTES

     BankBoston Recreational Vehicle Asset Backed Trust 1997-1, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to __________, or registered assigns, the principal sum of
                                                        -------------------
         DOLLARS payable on each (Monthly)(Quarterly) Payment Date in an
--------
amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $____________ and the denominator of which is $_________________________ by (ii) the aggregate amount, if any, payable from the Note Distribution Account (and the Class A-9 Principal Account) in respect of principal on the Class A-__ Notes pursuant to Section 3.01 of the Indenture dated as of August 18, 1997 (the "Indenture"), between the Issuer and The Chase Manhattan Bank, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the ______________ ______ (Monthly)(Quarterly) Payment Date (the "Class A-__ Stated Maturity") and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Capitalized terms used but not defined herein are as defined in the Indenture, which also contains rules as to construction that shall be applicable herein.

     The Issuer will pay interest on this Note at the rate per annum shown above on each (Monthly)(Quarterly) Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding (Monthly)(Quarterly) Payment Date (after giving effect to all payments of principal made on the preceding (Monthly)(Quarterly) Payment Date), subject to certain limitations contained in the last sentence of Section 3.01 of the Indenture. Interest on this Note will accrue for each (Monthly)(Quarterly) Payment Date from the Closing Date (in the case of the first (Monthly)(Quarterly) Payment Date) (or from the most recent Monthly Payment Date on which interest has been paid to but excluding such Monthly Payment Date) (or from the first day of the (third) calendar month preceding the month of the applicable (Monthly)(Quarterly)
Payment Date to and including the last day of (such) (the) calendar month (preceding the month of such Quarterly Payment Date)). (Interest will be computed on the basis of a 360-day year of twelve 30-day months.) (Interest will be computed on the basis of the actual number of days in each accrual period divided by 360.) Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.


Date:                         BANKBOSTON  RECREATIONAL  VEHICLE  ASSET BACKED
                              TRUST 1997-1,

                         by: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement,


                              by:
                                   -----------------------------
                                   Authorized Signatory

                   TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

Date:                              THE  CHASE  MANHATTAN  BANK,  not  in  its
                                   individual   capacity   but    solely   as
                                   Indenture Trustee,


                         by:
                              ------------------------------------
                         Authorized Officer


     This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-__ Asset Backed Notes (herein called the "Class A-
__ Notes"), all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Class A-__ Notes are subject to all terms of the Indenture.

     The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes, the Class A-9 Notes and the Class A-10 Notes (together, the "Notes"), are and will be equally and ratably secured, subject to the Indenture, by the collateral pledged as security therefor as provided in the Indenture.

     Principal of this Class A-__ Note will be payable in installments on each (Monthly)(Quarterly) Payment Date in an aggregate amount described on the face hereof, provided , that payments of principal of the Class A-__ Notes will be subject to the provisions that are set forth in the Indenture relating to the allocations of distributions of principal as among the other Classes of Notes. "(Monthly)(Quarterly) Payment Date" means the ____ day of each (month) (November, February, May, August), or, if any such date is not a Business Day, the next succeeding Business Day, commencing ______________ __, 199__.

     As described above, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class A-__ Stated Maturity Date and the Redemption Date, if any, pursuant to Section 10.01 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Holders of Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Class A-__ Notes shall be made pro rata to the Class A-__ Noteholders entitled thereto.

     Payments of interest on this Note due and payable on each (Monthly)(Quarterly) Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any (Monthly)(Quarterly) Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a (Monthly)(Quarterly) Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such (Monthly)(Quarterly) Payment Date by notice mailed or transmitted by facsimile prior to such (Monthly)(Quarterly) Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

     The Issuer shall pay interest on overdue installments of interest at the Class A-__ Interest Rate to the extent lawful.

     As provided in the Indenture and subject to the limitations set forth therein and on the face hereof, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements may include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

     Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

     The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Trust Estate. Each Noteholder, by acceptance of a Note (and each Note Owner by acceptance of a beneficial interest in a Note), agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

     Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

     The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

     The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

     The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

     This Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

     Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of The Chase Manhattan Bank in its individual capacity, Wilmington Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or failure to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                  ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:


--------------------------------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:


--------------------------------------------------------------------------
                        (name and address of assignee)

the  within  Note  and  all   rights  thereunder,    and  hereby  irrevocably
constitutes  and appoints

---------------------------------------------------------------------------
                                      , attorney, to transfer said Note on
--------------------------------------
the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                         */
       -----------------    ------------------------------------
                              Signature Guaranteed:


                                                                */
                            -------------------------------------

________________________

  */ NOTICE:  The signature to this assignment must correspond with the name
  -
of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                    EXHIBIT B

                     (Form of Note Depository Agreement)


                          Letter of Representations
                   (To be Completed by Issuer and Trustee)



           ------------------------------------------------------
                               (Name of Issuer)



           ------------------------------------------------------
                              (Name of Trustee)


                                                   ------------------------

     (Date)

Attention: General Counsel's Office
THE DEPOSITORY TRUST COMPANY
55 Water Street; 49th Floor
New York, NY 10041-0099



     Re:
          ------------------------------------------------------

          ------------------------------------------------------

          ------------------------------------------------------





                             (Issue Description)

Ladies and Gentlemen:


     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to an indenture dated as
o f A u g u s t _ _ , 1 9 9 7 ( t h e " D o c u m e n t " ) . ______________________________________________ (the "Underwriter") is
distributing the Securities through The Depository Trust Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:


     1. Prior to closing on the Securities on _____________________, 199_, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

     3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or
(516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                    Manager; Call Notification Department
                    The Depository Trust Company
                    711 Stewart Avenue
                    Garden City, NY 11530-4719

     4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                    Manager; Reorganization Department
                    Reorganization Window
                    The Depository Trust Company
                    7 Hanover Square, 23rd Floor
                    New York, NY 10004-2695

     5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

     6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices, which shall also contain the current pool factor, and special adjustments to principal/interest rates (e.g., adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:



                    Manager; Announcements
                    Dividend Department
                    The Depository Trust Company
                    7 Hanover Square, 22nd Floor
                    New York, NY 10004-2695

     7.   (NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND CROSS OUT
           -----                                                 ---------
THE OTHER:) (The interest accrual period is record date to record date.) (The interest accrual period is payment date to payment date.)

     8. Trustee must provide DTC, no later than noon (Eastern Time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

     9. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date (in accordance with existing arrangements between Issuer or Trustee and DTC). Absent any other arrangements between Issuer or Trustee and DTC, such funds shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Dividend Deposit Account 066-026776

Issuer or Trustee shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer or Trustee shall provide interest payment information directly to DTC in advance of the interest payment date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Trustee and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212) 709-1686, and receipt of such notices shall be confirmed by telephoning
(212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                    Manager, Announcements
                    Dividend Department
                    The Depository Trust Company
                    7 Hanover Square; 22nd Floor
                    New York, NY  10004-2695

     10. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Redemption Account 066-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Trustee.

     11. DTC shall receive all reorganization payments and CUSIP-level detail resulting from corporate actions (such as tender offers, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Reorganization Account 066-027608

     12. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     13. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

     14. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     15. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     16. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and
(b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

     17. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.


  Notes:                                  Very truly yours,
  A.  If there is a Trustee (as
  defined in this Letter of
  Representations), Trustee as well                     (Issuer)
  as Issuer must sign this Letter.
  If there is no Trustee, in signing      By:
  this Letter Issuer itself                 (Authorized Officer's Signature)
  undertakes to perform all of the
  obligations set forth herein.
                                                       (Trustee)
  B. Schedule B contains statements
  that DTC believes accurately            By:
  describe DTC, the method of               (Authorized Officer's Signature)
  effecting book-entry transfers of
  securities distributed through
  DTC, and certain related matters.


  Received and Accepted:
  THE DEPOSITORY TRUST COMPANY

  By:


  cc:  Underwriter
       Underwriter's Counsel


                                                                   SCHEDULE A





                               (Describe Issue)


CUSIP     Principal Amount    Maturity Date  Interest Rate

                                                                   SCHEDULE B
                                                                   ----------

                     SAMPLE OFFICIAL STATEMENT LANGUAGE
                     DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                    -----------------------------------
    (PREPARED BY DTC--BRACKETED MATERIAL MAY BE APPLICABLE ONLY TO CERTAIN
ISSUES)


     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered pin the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for (each issue of the Securities, (each) in the aggregate principal amount of such issue, and will be deposited with DTC. (If, however, the aggregate principal amount of (any) issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.)

     2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     (6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.)

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Trustee, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or Trustee, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     (9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee (or Tender/Remarketing Agent), and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee (or Tender/Remarketing Agent). The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Trustee (or Tender/Remarketing Agent's) DTC account.)

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. The Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                                                 EXHIBIT 99.3

                                                               EXECUTION COPY





                     AMENDED AND RESTATED TRUST AGREEMENT


                                    among


                     MORGAN STANLEY ABS CAPITAL II INC.,
                                as Depositor,


                                     and


                          WILMINGTON TRUST COMPANY,
                               as Owner Trustee


                                     and


                        RV MARINE FUNDING CORPORATION


                         Dated as of August 18, 1997





                              TABLE OF CONTENTS
                                                                        Page
                                                                       -----

ARTICLE I

                                 Definitions
     SECTION  1.01. Capitalized Terms . . . . . . . . . . . . . . . . . .   1
     SECTION  1.02. Other Definitional Provisions . . . . . . . . . . . .   1

ARTICLE II

                                 Organization
     SECTION  2.01. Name  . . . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION  2.02. Office  . . . . . . . . . . . . . . . . . . . . . . .   2
     SECTION  2.03. Purposes and Powers . . . . . . . . . . . . . . . . .   2
     SECTION  2.04. Appointment of Owner Trustee  . . . . . . . . . . . .   3
     SECTION  2.05. Initial Capital Contribution of Owner Trust
                    Estate  . . . . . . . . . . . . . . . . . . . . . . .   3
     SECTION  2.06. Declaration of Trust  . . . . . . . . . . . . . . . .   3
     SECTION  2.07. Liability of Owners . . . . . . . . . . . . . . . . .   3
     SECTION  2.08. Title to Trust Property . . . . . . . . . . . . . . .   4
     SECTION  2.09. Situs of Trust  . . . . . . . . . . . . . . . . . . .   4
     SECTION  2.10. Representations and Warranties of Depositor and
                    Company . . . . . . . . . . . . . . . . . . . . . . .   4
     SECTION  2.11. Maintenance of the Demand Note  . . . . . . . . . . .   6
     SECTION  2.12. Federal Income Tax Allocations  . . . . . . . . . . .   6
     SECTION  2.13. Administrative Duties.  . . . . . . . . . . . . . . .   7
     SECTION  2.14. Elimination of Certain Tax Provisions . . . . . . . .   8

                                 ARTICLE III

                 Trust Certificates and Transfer of Interests
     SECTION  3.01. Initial Ownership . . . . . . . . . . . . . . . . . .   9
     SECTION  3.02. The Trust Certificates  . . . . . . . . . . . . . . .   9
     SECTION  3.03. Authentication of Trust Certificates  . . . . . . . .   9
     SECTION  3.04. Registration of Transfer and Exchange of Trust
                    Certificates; Limitations on Transfer . . . . . . . .   9
     SECTION  3.05. Mutilated, Destroyed, Lost or Stolen Trust
                    Certificates  . . . . . . . . . . . . . . . . . . . .  10
     SECTION  3.06. Persons Deemed Certificateholders . . . . . . . . . .  11
     SECTION  3.07. Access to List of Certificateholders' Names and
                    Addresses . . . . . . . . . . . . . . . . . . . . . .  11
     SECTION  3.08. Maintenance of Office or Agency . . . . . . . . . . .  11
     SECTION  3.09. RESERVED  . . . . . . . . . . . . . . . . . . . . . .  11
     SECTION  3.10. Ownership by Company of Trust Certificates  . . . . .  11
     SECTION  3.11. Book-Entry Trust Certificates . . . . . . . . . . . .  12
     SECTION  3.12. Notices to Clearing Agency  . . . . . . . . . . . . .  13
     SECTION  3.13. Definitive Trust Certificates . . . . . . . . . . . .  13

ARTICLE IV

                           Actions by Owner Trustee
     SECTION  4.01. Prior Notice to Certificateholders with Respect   to
          Certain Matters . . . . . . . . . . . . . . . . . . . . . . . .  14
     SECTION  4.02. Action by Certificateholders with Respect to
                    Certain Matters . . . . . . . . . . . . . . . . . . .  14
     SECTION  4.03. Action by Certificateholders with Respect to
                    Bankruptcy  . . . . . . . . . . . . . . . . . . . . .  15
     SECTION  4.04. Restrictions on Certificateholders' Power . . . . . .  15
     SECTION  4.05. Majority Control  . . . . . . . . . . . . . . . . . .  15

ARTICLE V

                  Application of Trust Funds; Certain Duties
     SECTION  5.01. Establishment of Trust Account  . . . . . . . . . . .  15
     SECTION  5.02. Application of Trust Funds  . . . . . . . . . . . . .  16
     SECTION  5.03. Method of Payment . . . . . . . . . . . . . . . . . .  16
     SECTION  5.04. No Segregation of Moneys; No Interest . . . . . . . .  16
     SECTION  5.05. Accounting and Reports to  Certificateholders,
                    Internal Revenue Service and Others . . . . . . . . .  17
     SECTION  5.06. Signature on Returns; Tax Matters Partner . . . . . .  17

ARTICLE VI

                    Authority and Duties of Owner Trustee
     SECTION  6.01. General Authority . . . . . . . . . . . . . . . . . .  17
     SECTION  6.02. General Duties  . . . . . . . . . . . . . . . . . . .  18
     SECTION  6.03. Action upon Instruction . . . . . . . . . . . . . . .  18
     SECTION  6.04. No Duties Except as Specified in this Agreement   or
          in Instructions . . . . . . . . . . . . . . . . . . . . . . . .  19
     SECTION  6.05. No Action Except Under Specified Documents or
                    Instructions  . . . . . . . . . . . . . . . . . . . .  19
     SECTION  6.06. Restrictions  . . . . . . . . . . . . . . . . . . . .  19

ARTICLE VII

                           Concerning Owner Trustee
     SECTION  7.01. Acceptance of Trusts and Duties . . . . . . . . . . .  20
     SECTION  7.02. Furnishing of Documents . . . . . . . . . . . . . . .  21
     SECTION  7.03. Representations and Warranties  . . . . . . . . . . .  21
     SECTION  7.04. Reliance; Advice of Counsel . . . . . . . . . . . . .  21
     SECTION  7.05. Not Acting in Individual Capacity . . . . . . . . . .  22
     SECTION  7.06. Owner Trustee Not Liable for Trust Certificates   or
          Receivables . . . . . . . . . . . . . . . . . . . . . . . . . .  22
     SECTION  7.07. Owner Trustee May Own Trust Certificates and
                    Notes . . . . . . . . . . . . . . . . . . . . . . . .  23

ARTICLE VIII

                        Compensation of Owner Trustee
     SECTION  8.01. Owner Trustee's Fees and Expenses . . . . . . . . . .  23
     SECTION  8.02. Indemnification . . . . . . . . . . . . . . . . . . .  23
     SECTION  8.03. Payments to Owner Trustee . . . . . . . . . . . . . .  24

ARTICLE IX

                        Termination of Trust Agreement
     SECTION  9.01. Termination of Trust Agreement  . . . . . . . . . . .  24
     SECTION  9.02. Dissolution upon Bankruptcy of Company  . . . . . . .  25

ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees
     SECTION  10.01.     Eligibility Requirements for Owner Trustee . . .  26
     SECTION  10.02.     Resignation or Removal of Owner Trustee  . . . .  26
     SECTION  10.03.     Successor Owner Trustee  . . . . . . . . . . . .  27
     SECTION  10.04.     Merger or Consolidation of Owner Trustee . . . .  27
     SECTION  10.05.     Appointment of Co-Trustee or Separate
                         Trustee  . . . . . . . . . . . . . . . . . . . .  28

ARTICLE XI

                                Miscellaneous
     SECTION  11.01.     Supplements and Amendments . . . . . . . . . . .  29
     SECTION  11.02.     No Legal Title to Owner Trust Estate in
                         Certificateholders . . . . . . . . . . . . . . .  31
     SECTION  11.03.     Limitations on Rights of Others  . . . . . . . .  31
     SECTION  11.04.     Notices  . . . . . . . . . . . . . . . . . . . .  31
     SECTION  11.05.     Severability . . . . . . . . . . . . . . . . . .  31
     SECTION  11.06.     Separate Counterparts  . . . . . . . . . . . . .  32
     SECTION  11.07.     Successors and Assigns . . . . . . . . . . . . .  32
     SECTION  11.08.     Covenants of Company . . . . . . . . . . . . . .  32
     SECTION  11.09.     No Petition  . . . . . . . . . . . . . . . . . .  32
     SECTION  11.10.     No Recourse  . . . . . . . . . . . . . . . . . .  32
     SECTION  11.11.     Headings . . . . . . . . . . . . . . . . . . . .  33
     SECTION  11.12.     GOVERNING LAW  . . . . . . . . . . . . . . . . .  33
     SECTION  11.13.     Trust Certificate Transfer Restrictions  . . . .  33

     EXHIBIT A

Form of Trust Certificate

     EXHIBIT B


Form of Certificate of Trust of BankBoston Recreational Vehicle Asset Backed
Trust 1997-1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

     EXHIBIT C


Form of Certificate Depository Agreement  . . . . . . . . . . . . . . . . C-1

     AMENDED AND RESTATED TRUST AGREEMENT dated as of August 18, 1997, among MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as depositor (the "Depositor"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, as owner trustee (the "Owner Trustee") and RV MARINE FUNDING CORPORATION (the "Company"), a Delaware corporation and an affiliate of BankBoston, N.A., a national banking association (the "Bank").



                                  ARTICLE I

                                 Definitions
                                 -----------

     SECTION  1.01. Capitalized Terms.  For all purposes of this Agreement,
                    -----------------
capitalized terms used herein shall have the meanings set forth in Appendix A to the Sale and Servicing Agreement dated as of August 18, 1997, among BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust"), the Depositor and the Bank.

     SECTION  1.02. Other Definitional Provisions.
                    -----------------------------

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                                 Organization
                                 ------------

     SECTION  2.01. Name.  The Trust created hereby shall be known as
                    ----
"BankBoston Recreational Vehicle Asset Backed Trust 1997-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION  2.02. Office.  The office of the Trust shall be in care of the
                    ------
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Depositor and the Company.

     SECTION  2.03. Purposes and Powers.  (a)  The purpose of the Trust is
                    -------------------
to engage in the following activities:

          (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell the Notes and the Trust Certificates;

          (ii) with the proceeds of the sale of the Notes and the Trust Certificates, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

          (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v)  to  engage  in  those  activities,   including  entering  into
     agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION  2.04. Appointment of Owner Trustee.  The Depositor hereby
                    ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION  2.05. Initial Capital Contribution of Owner Trust Estate.  The
                    --------------------------------------------------
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION  2.06. Declaration of Trust.  The Owner Trustee hereby declares
                    --------------------
that it will hold  the Owner Trust  Estate in trust upon  and subject to  the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Receivables and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State of the State of Delaware pursuant to Section3801 of the Business Trust Statute on or before the Closing Date.

     SECTION  2.07. Liability of Owners.  (a)  The Company shall be liable
                    -------------------
directly to and will indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Company would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner; provided, however, that the Company shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Trust Certificates, or by a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Company shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Company under this paragraph shall be evidenced by the Trust Certificate described in Section 3.10(a), which for purposes of the Business Trust Statute shall be deemed to be a separate class of Trust Certificates from all other Trust Certificates issued by the Trust; provided that the rights and obligations evidenced by all Trust Certificates, regardless of class, shall, except as provided in this Section and in Section 3.10(a), be identical.

     (b) No Certificateholder, other than to the extent set forth in paragraph (a), shall have any personal liability for any liability or obligation of the Trust.

     SECTION  2.08. Title to Trust Property.  Legal title to all the Owner
                    -----------------------
Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION  2.09. Situs of Trust.  The Trust will be located and
                    --------------
administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION  2.10. Representations and Warranties of Depositor and Company.
                    -------------------------------------------------------

     (a) The Depositor hereby represents and warrants to the Owner Trustee that:

          (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

          (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

          (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (v) To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

     (b) The Company hereby represents and warrants to the Owner Trustee that:

          (i)The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (ii)The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications.

          (iii)The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; the Company has full power and authority to purchase the Investor Certificates; and the execution, delivery and performance of this Agreement have been duly authorized by the Company by all necessary corporate action.

          (iv)The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

          (v)There are no proceedings or investigations pending or, to the Company's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

     SECTION  2.11. Maintenance of the Demand Note.  To the fullest extent
                    ------------------------------
permitted by applicable law, the Company agrees that it shall not sell, convey, pledge, transfer or otherwise dispose of the Demand Note.

     SECTION  2.12. Federal Income Tax Allocations.  Net income of the Trust
                    ------------------------------
for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Certificateholders as of the first day following the end of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, to the extent of any net income of the Trust (including any amounts to be distributed to the Certificateholders pursuant to the Sale and Servicing Agreement).

Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Company to the extent the Company is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificateholders as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust Certificates on such Record Date. The Company is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Company or to the Certificateholders, or as otherwise required by the Code.

     SECTION  2.13. Administrative Duties.
                    ---------------------

          (a)  Duties with Respect to the Note Agreements.  The Depositor
               -------------------------------------------
shall perform the duties of the Trust under the Indenture, the Note Depository Agreement and the Certificate Depository Agreement (collectively the "Note Agreement"). In addition, the Depositor shall consult with the Owner Trustee as the Depositor deems appropriate regarding the duties of the Trust under the Note Agreements. The Depositor shall monitor the performance of the Trust's duties and shall advise the Owner Trustee when action is necessary to comply with the Trust's duties under the Note Agreements. The Depositor shall prepare for execution by the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Note Agreements. In furtherance of the foregoing, the Depositor shall take all necessary action that is the duty of the Trust to take pursuant to Sections 3.04, 3.05, 3.06, 3.09, 3.14, 3.19 and 7.03 of the Indenture.

          (b)  Duties with Respect to the Trust.
               --------------------------------

               (i) In addition to the duties of the Depositor set forth in the Basic Documents, the Depositor shall perform such calculations and shall prepare for execution by the Trust or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or the Owner Trustee to prepare, file or deliver pursuant to state and federal tax and securities laws and shall take all other appropriate action that it is the duty of the Trust or the Owner Trustee to take pursuant to the Basic Documents relating to the preparation and filing of tax returns, the transfers of Certificates, the furnishing of documents and with respect to supplements and amendments of the Note Agreement. In accordance with the request of the Owner Trustee, the Depositor shall administer, perform or supervise the performance of such other activities in connection with the Basic Documents as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Depositor.

               (ii) Notwithstanding anything in this Agreement or any of the other Basic Documents to the contrary, the Depositor shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

          (c)  Records.  The Depositor shall maintain appropriate books of
               -------
account, including capital accounts, and records relating to the Trust, which books of account and records shall be accessible for inspection by the Owner Trustee and the Certificateholders at any time during normal business hours.

          (d)  Additional Information to be Furnished to the Trust.  The
               ---------------------------------------------------
Depositor shall furnish to the Owner Trustee from time to time such additional information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request.

     SECTION  2.14. Elimination of Certain Tax Provisions.  In the event that
                    -------------------------------------
the Company provides the Owner Trustee and the Depositor with an opinion of counsel acceptable to the Depositor (the cost of which opinion shall not be an expense of the Depositor, the Owner Trustee or the Trust) that, based on a change in California law since the Closing Date, for the Trust to be treated as a partnership for California state income and franchise tax purposes it is no longer necessary for: (i) the Company to continue to maintain the Demand Note pursuant to Section 2.11 of this Agreement; (ii) an Insolvency Event of the Company to cause the dissolution of the Trust pursuant to Section 9.02 of this Agreement; and (iii) the Company's Trust Certificate to be nontransferable pursuant to Section 3.10(a) of this Agreement, this Agreement will be deemed to have been amended (subject to any conditions set forth in such opinion of counsel and effective only after the later of the date of such opinion or the effective date set forth in such opinion) without the consent of Noteholders or Certificateholders and without the requirement of any further action by the Owner Trustee, the Depositor or the Company in that
Section 2.11, Section 9.02, and Section 3.10(a) will be deemed to have been eliminated from this Agreement and shall be of no further force or effect.

                                 ARTICLE III

                 Trust Certificates and Transfer of Interests
                --------------------------------------------

     SECTION  3.01. Initial Ownership.  Upon the formation of the Trust by
                    -----------------
the contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.

     SECTION  3.02. The Trust Certificates.  The Trust Certificates shall be
                    ----------------------
issued in definitive, certificated form in minimum denominations of $1,000 and in integral multiples of $1 in excess thereof; provided, however, that the Trust Certificates issued to the Company pursuant to Section 3.10 may be issued in such denomination as required to include any residual amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

     A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

     SECTION  3.03. Authentication of Trust Certificates.  On the Closing
                    ------------------------------------
Date, the Owner Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

     SECTION  3.04. Registration of Transfer and Exchange of Trust
                    ----------------------------------------------
Certificates; Limitations on Transfer.  The Certificate Registrar shall keep
-------------------------------------
or  cause  to  be  kept, at  the  office  or  agency  maintained pursuant  to
Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. Wilmington Trust Company shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee. At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

     SECTION  3.05. Mutilated, Destroyed, Lost or Stolen Trust Certificates.
                    -------------------------------------------------------
If (a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may
require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     SECTION  3.06. Persons Deemed Certificateholders.  Prior to due
                    ---------------------------------
presentation of a Trust Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar shall be bound by any notice to the contrary.

     SECTION  3.07. Access to List of Certificateholders' Names and
                    -----------------------------------------------
Addresses.  The Owner Trustee shall furnish or cause to be furnished to the
---------
Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Servicer or the Depositor, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If a Certificateholder applies in writing to the Owner Trustee, and such application states that the applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicant proposes to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicant access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION  3.08. Maintenance of Office or Agency.  The Owner Trustee shall
                    -------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates The Chase Manhattan Bank as its office for such purposes. The Owner Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.


     SECTION  3.09. RESERVED.
                    --------

     SECTION  3.10. Ownership by Company of Trust Certificates.
                    ------------------------------------------
     (a)  On  the Closing Date, the  Company shall retain  Trust Certificates representing at least 1% of the Initial Certificate Balance and shall thereafter retain beneficial and record ownership of Trust Certificates representing at least 1% of the Certificate Balance. Any attempted transfer of the Company's Trust Certificate that would reduce such interest of the Company below 1% of the Certificate Balance shall be void. The Owner Trustee shall cause any Trust Certificate issued to the Company to contain a legend stating "THIS CERTIFICATE IS NON-TRANSFERABLE".

     (b) The Trust Certificate issued to the Company as described in Section 3.10(a) shall contain such additional language providing that all amounts to be distributed pursuant 5.06(b) of the Sale and Servicing Agreement shall be distributed to the Holder of such Certificate.

     SECTION  3.11. Book-Entry Trust Certificates.  The Trust Certificates,
                    -----------------------------
upon original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates representing Book-Entry Trust Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; provided, however, that one Definitive Trust Certificate may be issued to the Company pursuant to Section 3.10. Such Trust Certificate or Trust Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive Trust Certificate representing such Certificate Owner's interest in such Trust Certificate, except as provided in Section 3.13. Unless and until definitive, fully registered Trust Certificates (the "Definitive Trust Certificates") have been issued to Certificate Owners pursuant to
Section 3.13:

     (a)  The provisions of this Section shall be in full force and effect;

     (b) The Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Trust Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Trust Certificates and shall have no obligation to the Certificate Owners;

     (c) To the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

     (d) The rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Trust Certificates are issued pursuant to Section 3.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Trust Certificates to such Clearing Agency Participants; and

     (e) Whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Trust Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Trust Certificates and has delivered such instructions to the Owner Trustee.

     SECTION  3.12. Notices to Clearing Agency.  Whenever a notice or other
                    --------------------------
communication to the Certificateholders is required under this Agreement, unless and until Definitive Trust Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

     SECTION  3.13. Definitive Trust Certificates.  If (i) the Depositor
                    -----------------------------
advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Trust Certificates and the Depositor is unable to locate a qualified successor, (ii) the Depositor at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a
Servicer Default, Certificate Owners representing beneficial interests aggregating at least a majority of the Certificate Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Trust Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Trust Certificate or Trust Certificates representing the Book-Entry Trust Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Trust Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Certificates, the Owner Trustee shall recognize the Holders of the Definitive Trust Certificates as Certificateholders. The Definitive Trust Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

                                  ARTICLE IV

                           Actions by Owner Trustee
                           ------------------------

     SECTION  4.01. Prior Notice to Certificateholders with Respect to
                    --------------------------------------------------
Certain Matters.  With respect to the following matters, the Owner Trustee
---------------
shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

     (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholders;

     (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Certificateholders; or

     (f) the appointment pursuant to the Indenture of a successor Note Registrar or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

     SECTION  4.02. Action by Certificateholders with Respect to Certain
                    ----------------------------------------------------
Matters.  The Owner Trustee shall not have the power, except upon the
-------
direction of the Certificateholders, to remove the Servicer under the Sale and Servicing Agreement pursuant to Section 8.01 thereof or except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

     SECTION  4.03. Action by Certificateholders with Respect to Bankruptcy.
                    -------------------------------------------------------
The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

     SECTION  4.04. Restrictions on Certificateholders' Power.  The
                    -----------------------------------------
Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION  4.05. Majority Control.  Except as expressly provided herein,
                    ----------------
any action that may be taken by the Certificateholders under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.



                                  ARTICLE V

                  Application of Trust Funds; Certain Duties
                  ------------------------------------------

     SECTION  5.01. Establishment of Trust Account.  The Owner Trustee, for
                    ------------------------------
the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

     SECTION  5.02. Application of Trust Funds.  (a)  On each Monthly Payment
                    --------------------------
Date, the Owner Trustee will distribute to Certificateholders, on a pro rata basis, amounts received from the Indenture Trustee for distribution to the Certificateholders pursuant to Section 5.06(a)(ii) of the Sale and Servicing Agreement with respect to such Monthly Payment Date. In addition, on each Monthly Payment Date the Owner Trustee will distribute to the Company, amounts, if any received from the Indenture Trustee for distribution to the Company pursuant to Section 5.06(b) of the Sale and Servicing Agreement with respect to such Monthly Payment Date.

     (b) On each Monthly Payment Date, the Owner Trustee shall send to each Certificateholder the statement or statements provided to the Owner Trustee by the Servicer pursuant to Section 5.08 of the Sale and Servicing Agreement with respect to such Monthly Payment Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (c).

     SECTION  5.03. Method of Payment.  Subject to Section 9.01(c),
                    -----------------
distributions required to be made to Certificateholders on any Monthly Payment Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Monthly Payment Date or, if not, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register.

     SECTION  5.04. No Segregation of Moneys; No Interest.  Moneys received
                    -------------------------------------
by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION  5.05. Accounting and Reports to  Certificateholders, Internal
                    -------------------------------------------------------
Revenue Service and Others.  The Depositor shall (a) maintain (or cause to
--------------------------
be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Certificateholders. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables.

The Owner Trustee shall not make the election provided under Section 754 of the Code.

     SECTION  5.06. Signature  on Returns;  Tax  Matters  Partner.   (a)  The
                    -----------------------------------------
Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Company.

     (b) The Company shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.



                                  ARTICLE VI

                    Authority and Duties of Owner Trustee
                    -------------------------------------

     SECTION  6.01. General Authority.  The Owner Trustee is authorized and
                    -----------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Depositor recommends with respect to the Basic Documents.

     SECTION  6.02. General Duties.  It shall be the duty of the Owner
                    --------------
Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee will be deemed to have discharged it duties under the Basic Documents to the extent the Depositor has agreed to perform them pursuant to Section
2.13 of this Agreement.

     SECTION  6.03. Action upon Instruction.  (a)  Subject to Article IV and
                    -----------------------
in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

     SECTION  6.04. No Duties Except as Specified in this Agreement or in
                    -----------------------------------------------------
Instructions.  The Owner Trustee shall not have any duty or obligation to
------------
manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION  6.05. No Action Except Under Specified Documents or
                    ---------------------------------------------
Instructions.  The Owner Trustee shall not manage, control, use, sell,
------------
dispose of or otherwise deal with any  part of the Owner Trust Estate  except
(i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     SECTION  6.06. Restrictions.  The Owner Trustee shall not take any
                    ------------
action (a) that is inconsistent with the  purposes of the Trust set forth  in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.



                                 ARTICLE VII

                           Concerning Owner Trustee
                           ------------------------

     SECTION  7.01. Acceptance of Trusts and Duties.  The Owner Trustee
                    -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) The Owner Trustee shall not be liable for any error of judgment made by a Trust Officer of the Owner Trustee;

     (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Certificateholder;

     (c) No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

     (f) The Owner Trustee shall not be liable for the default or misconduct of the Depositor, the Company, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture or the Servicer or Morgan Stanley ABS Capital II Inc. under the Sale and Servicing Agreement; and

     (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     SECTION  7.02. Furnishing of Documents.  The Owner Trustee shall furnish
                    -----------------------
to the Certificateholders, promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION  7.03. Representations and Warranties.  The Owner Trustee hereby
                    ------------------------------
represents and warrants to the Depositor and the Company, for the benefit of the Certificateholders, that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

     (c) Neither the execution or the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION  7.04. Reliance;  Advice of  Counsel.   (a)  The  Owner  Trustee
                    ---------------------------
shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

     SECTION  7.05. Not Acting in Individual Capacity.  Except as provided
                    ---------------------------------
in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION  7.06. Owner Trustee Not Liable for Trust Certificates or
                    --------------------------------------------------
Receivables.  The recitals contained herein and in the Trust Certificates
-----------
(other than the signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Company or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION  7.07. Owner Trustee May Own Trust Certificates and Notes.  The
                    --------------------------------------------------
Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Company, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                                 ARTICLE VIII

                        Compensation of Owner Trustee
                       -----------------------------

     SECTION  8.01. Owner Trustee's Fees and Expenses.  The Owner Trustee
                    ---------------------------------
shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION  8.02. Indemnification.  The Company shall be liable as primary
                    ---------------
obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Company shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

     SECTION  8.03. Payments to Owner Trustee.  Any amounts paid to the Owner
                    -------------------------
Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.



                                  ARTICLE IX

                        Termination of Trust Agreement
                        ------------------------------

     SECTION  9.01. Termination of Trust Agreement.  (a)  This Agreement
                    ------------------------------
(other than Article VIII) and the Trust shall terminate and be of no further force or effect (i) upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and
Article V or (ii) at the time provided in Section 9.02. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder, other than the Company as described in Section 9.02, shall not (x) operate to terminate this Agreement or the Trust or (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in Section 9.01(a), none of the Depositor, the Company or any Certificateholder shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Monthly Payment Date upon which Certificateholders shall surrender their Trust Certificates for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.01(c) of the Sale and Servicing Agreement, stating (i) the Monthly Payment Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Owner Trustee,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Monthly Payment Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Owner Trustee. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Owner Trustee shall cause to be distributed to Certificateholders amounts distributable on such Monthly Payment Date pursuant to Section 5.02.

     In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the
Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. subject to applicable escheat laws, any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Company.

     (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

     SECTION  9.02. Dissolution upon Bankruptcy of Company.  In the event
                    --------------------------------------
that an Insolvency Event shall occur with respect to the Company, this Agreement shall be terminated in accordance with Section 9.01 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from
(a) Holders of Certificates (other than the Company) representing more than 50% of the Certificate Balance (not including the Certificate Balance of the Trust Certificates held by the Company) or (b) the (i) Holders (as defined with respect to the Indenture) of Notes representing more than 50% of the Outstanding Amount of the Notes, and (ii) Holders (as defined with respect to the Indenture) of Trust Certificates representing more than 50% of the Certificate Balance, to the effect that each such party disapproves of the liquidation of the Receivables and termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Company, (A) the Company shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Company, give prompt written notice to the Certificateholders, and the Indenture Trustee, of the occurrence of such event and (C) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Company, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.02. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Sale and Servicing Agreement.


                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees
            ------------------------------------------------------


     SECTION  10.01.     Eligibility Requirements for Owner Trustee.  The
                         ------------------------------------------
Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least
$50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) time deposits that are rated at least A-1 by Standard & Poor's and P-1 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     SECTION  10.02.     Resignation or Removal of Owner Trustee.  The Owner
                         ---------------------------------------
Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     SECTION  10.03.     Successor Owner Trustee.  Any successor Owner
                         -----------------------
Trustee appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Depositor and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Depositor shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

     SECTION  10.04.     Merger or Consolidation of Owner Trustee.  Any
                         ----------------------------------------
corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such corporation shall be eligible pursuant to Section 10.01 and, provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION  10.05.     Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Depositor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Depositor and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Depositor and the Owner Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to
Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

     (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

     (c) The Depositor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.


                                  ARTICLE XI

                                Miscellaneous
                                -------------

     SECTION  11.01.     Supplements and Amendments.  This Agreement may be
                         --------------------------
amended by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall
(a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of the Certificateholders or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     In connection with the execution of any amendment to this Trust Agreement or any amendment of any other agreement to which the Issuer is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Issuer or the Owner Trustee, as the case may be, have been satisfied.

     In effecting the amendment described in Section 2.14 of this Agreement, the parties hereto need not comply with this Section 11.01 so long as the provisions of Section 2.14 have been complied with.

     SECTION  11.02.     No Legal Title to Owner Trust Estate in
                         ---------------------------------------
Certificateholders.  The Certificateholders shall not have legal title to any
------------------
part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the
Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION  11.03.     Limitations on Rights of Others.  Except for
                         -------------------------------
Section 2.07, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION  11.04.     Notices.  (a)  Unless otherwise expressly specified
                         -------
or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to Wilmington Trust Company, 1100 N. Market Street, Wilmington DE 19890, Attention: Emmett R. Harmon; if to the Depositor, addressed to Morgan Stanley ABS Capital II Inc., 1585 Broadway, New York, New York 10036, Attention: President; if to the Company, addressed to RV Marine Funding Corporation, 100 Federal Street, Boston, Massachusetts 02110, Attention: Paul Mengelsdorf; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION  11.05.     Severability.  Any provision of this Agreement that
                         ------------
is  prohibited  or  unenforceable  in  any jurisdiction  shall,  as  to  such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION  11.06.     Separate Counterparts.  This Agreement may be
                         ---------------------
executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION  11.07.     Successors and Assigns.  All covenants and
                         ----------------------
agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Company and its permitted assigns, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

     SECTION  11.08.     Covenants of Company.  In the event that (a) the
                         --------------------
Certificate Balance shall be reduced by Realized Losses and) (b) any litigation with claims in excess of $1,000,000 to which the Company is a party which shall be reasonably likely to result in a material judgment against the Company that the Company will not be able to satisfy shall be commenced by a Certificateholder, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Company, such judgment has been satisfied), the Company shall not decline any dividend or make any other distribution on or in respect of its shares to any of its equity holders, or repay the principal amount of any indebtedness of the Company held by BankBoston Corporation, unless (i) after giving effect to such distribution or repayment, the Company's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such distribution or repayment. The Company will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     SECTION  11.09.     No Petition.  The Owner Trustee, by entering into
                         -----------
this Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

     SECTION 11.10. No Recourse. Each Certificateholder by accepting a Trust Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Company, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

     SECTION  11.11.     Headings.  The headings of the various Articles and
                         --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION  11.12.     GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION  11.13.     Trust Certificate Transfer Restrictions.  The Trust
                         ---------------------------------------
Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or (iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.



          IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                              MORGAN STANLEY ABS CAPITAL II INC.,
                              as Depositor


                              By:  /s/ James P. Fadel
                                  ----------------------------
                                   Name:  James P. Fadel
                                   Title: Authorized Signatory




                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee


                              By: /s/ Patricia A. Evans
                                  -----------------------------
                                   Name:  Patricia A. Evans
                                   Title: Financial Services Officer





                              RV MARINE FUNDING CORPORATION


                              By: /s/ Paul C. Mangelsdorf III
                                  ----------------------------
                                   Name:  Paul C. Mangelsdorf III
                                   Title: Chairman

                                                                    EXHIBIT A

                          Form of Trust Certificate
                         -------------------------


(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

                   (THIS CERTIFICATE IS NON-TRANSFERABLE.)


NUMBER                                                           $___________
R-__                                                    CUSIP NO. ___________


          BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1

                       ______% ASSET BACKED CERTIFICATE

evidencing  a  fractional   undivided  interest  in  the  Trust,  as  defined
below, the property of which includes a pool of retail installment sale contracts secured by new and used automobiles, light duty trucks and recreational vehicles.

(This Trust Certificate does not represent an interest in or obligation of the Depositor or any of its affiliates, except to the extent described below.)

     THIS CERTIFIES THAT _________________ is the registered owner of
                                                                      -----
                              DOLLARS nonassessable, fully-paid, fractional
-----------------------------
undivided interest in BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust"), formed by Morgan Stanley ABS Capital II Inc., a Delaware corporation (the "Depositor").


                OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.


(__________________________),(_________________________________),
as Owner Trustee                     or      as Owner Trustee





by:
    --------------------------------------------
     Authorized Signatory
                                        by:
                                            ----------------------
                                             Authorized Signatory

     The Trust was created pursuant to a Trust Agreement dated as of August 11, 1997, (as may be amended or supplemented from time to time, the "Trust Agreement"), among the Depositor, Wilmington Trust Company, as owner trustee (the "Owner Trustee") and RV Marine Funding Corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Sale and Servicing Agreement dated as of August 18, 1997, (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among the Trust, the Depositor and the Servicer.

     This Certificate is one of the duly authorized Certificates designated as "6.98% Asset Backed Certificates" (herein called the "Trust Certificates"). Also issued under an Indenture dated as of August 18, 1997 (the "Indenture"), between the Trust and The Chase Manhattan Bank, as indenture trustee, are the ten classes of Notes designated as "Class A-1 Asset Backed Notes", "Class A-2 Asset Backed Notes", "Class A-3 Asset Backed Notes", "Class A-4 Asset Backed Notes", "Class A-5 Asset Backed Notes", "Class A-6 Asset Backed Notes", "Class A-7 Asset Backed Notes", "Class A-8 Asset Backed Notes", "Class A-9 Asset Backed Notes" and "Class A-10 Asset Backed Notes" (collectively, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of a pool of retail installment sale contracts for new and used automobiles and light duty trucks and recreational vehicles (collectively, the "Receivables"), all monies due under such Receivables on or after August 18, 1997, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement and all proceeds of the foregoing. The rights of the Holders of the Trust Certificates are subordinated to the rights of the Holders of the Notes, as set forth in the Sale and Servicing Agreement.

     Under the Trust Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Monthly Payment Date"), commencing on ______________, 199__, to the Person in whose name this Trust Certificate is registered at the close of business on the day immediately preceding such Monthly Payment Date, or if Definitive Certificates are issued, the last day of the immediately preceding month (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Monthly Payment Date. No distributions of principal will be made on any Certificate until all of the Notes have been paid in full. (The Holder of this Trust Certificate will also be entitled to receive distributions on each Monthly Payment Date pursuant to Section 5.06(b) of the Sale and Servicing Agreement. On the Monthly Payment Date on which the aggregate Certificate Balance of the Trust Certificates has been reduced to zero, the assets remaining after payment of all expenses will be distributed to the Holder of this Trust Certificate.

     The Holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

     It is the intent of the Depositor, the Company, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in that partnership. The Company and the other Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in the Trust.

     Each Certificateholder or Certificate Owner, by its acceptance of a Trust Certificate or, in the case of a Certificate Owner, a beneficial interest in a Trust Certificate, covenants and agrees that such
Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon, except that with respect to Trust Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.


                              BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1

                              by:  WILMINGTON TRUST COMPANY,
                                   not in its individual capacity     b  u  t
                                   solely as Owner Trustee
                                   on behalf of the Trust


Dated:                        by:
                                  ----------------------
                                   Authorized Signatory



                        (REVERSE OF TRUST CERTIFICATE)


     The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Company, the Servicer, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Company and the Owner Trustee with the consent of the Holders of the Trust Certificates and the Notes, each voting as a class, evidencing not less than a majority of the Certificate Balance and the outstanding principal balance of the Notes of each such class. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company.

     Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates without coupons in denominations of $1,000 and in integral multiples of $1.00 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Servicer of the Receivables may at its option purchase the Owner Trust Estate at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Trust Certificates; provided, however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

     The Trust Certificates may not be acquired by a "foreign person" as defined in the Code or by (a) an employee benefit plan (as defined in
Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA,
(b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Trust Certificates (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the
Holder hereof shall be deemed to have represented and warranted that it is not a "foreign person" or a Benefit Plan.


                                  ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE




--------------------------------------------------------------------------
    (Please print or type name and address, including postal zip code, of assignee)

the  within  Trust  Certificate,  and  all   rights  thereunder,  and  hereby
irrevocably constitutes and appoints ______________________________, attorney, to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                         ___________________________________________*/

                                   Signature Guaranteed:


                                ____________________________*/


_________________

  */ NOTICE:  The signature to this assignment must correspond with the name
  -
of the registered owner as it appears on the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


                                                                    EXHIBIT B

Form of Certificate of Trust of BankBoston Recreational Vehicle Asset Backed
----------------------------------------------------------------------------
Trust 1997-1
------------


          THIS Certificate of Trust of BankBoston Recreational Vehicle Asset Backed Trust 1997-1 (the "Trust"), dated August ___, 1997, is being duly executed and filed by _______________________, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).
              ---------
          1.  Name.  The name of the business trust formed hereby is
              ----
BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1.

          2.  Delaware Trustee.  The name and business address of the trustee
              ----------------
of      the     Trust      in     the      State      of     Delaware      is
____________________________________, Attention:  _______________________.

          3.  Effective Date.  This Certificate of Trust shall be effective
              --------------
upon its filing with the Secretary of State of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


                              WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as owner trustee under the Trust Agreement dated as of August ___, 1997


                               By: __________________________________________
                                    Name:
                                    Title:

                                                                    EXHIBIT C

                   Form of Certificate Depository Agreement
                  ----------------------------------------


                          Letter of Representations
                   (To be Completed by Issuer and Trustee)



           ------------------------------------------------------
                               (Name of Issuer)



           ------------------------------------------------------
                              (Name of Trustee)


                                                   ------------------------
                                                              (Date)

Attention: General Counsel's Office
THE DEPOSITORY TRUST COMPANY
55 Water Street; 49th Floor
New York, NY 10041-0099

     Re: _________________________________________________


                             (Issue Description)

Ladies and Gentlemen:


     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to a trust agreement dated as of August ___, 1997 (the "Document").


_____________________________________________________ (the  "Underwriter") is
distributing the Securities through The Depository Trust Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

     1. Prior to closing on the Securities on August ___, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

     3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date.
Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                    Manager; Call Notification Department
                    The Depository Trust Company
                    711 Stewart Avenue


                    Garden City, NY 11530-4719

     4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                    Manager; Reorganization Department
                    Reorganization Window
                    The Depository Trust Company
                    7 Hanover Square, 23rd Floor
                    New York, NY 10004-2695

     5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

     6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such Monthly Payment Date. Such notices, which shall also contain the current pool factor, and special adjustments to principal/interest rates (e.g., adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                    Manager; Announcements
                    Dividend Department
                    The Depository Trust Company
                    7 Hanover Square, 22nd Floor
                    New York, NY 10004-2695

     7.   (NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND CROSS OUT
           -----                                                 ---------
THE OTHER:) (The interest accrual period is record date to record date.) (The interest accrual period is payment date to payment date.)

     8. Trustee must provide DTC, no later than noon (Eastern Time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

     9. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date (in accordance with existing arrangements between Issuer or Trustee and DTC). Absent any other arrangements between Issuer or Trustee and DTC, such funds shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Dividend Deposit Account 066-026776

Issuer or Trustee shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer or Trustee shall provide interest payment information directly to DTC in advance of the interest payment date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Trustee and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or
(212) 709-1686, and receipt of such notices shall be confirmed by telephoning
(212) 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                    Manager, Announcements
                    Dividend Department
                    The Depository Trust Company
                    7 Hanover Square; 22nd Floor
                    New York, NY  10004-2695

     10. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Redemption Account 066-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Trustee.

     11. DTC shall receive all reorganization payments and CUSIP-level detail resulting from corporate actions (such as tender offers, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Reorganization Account 066-027608

     12. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     13. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

     14. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     15. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     16. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and
(b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

     17. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.


  Notes:                                  Very truly yours,
  ------
  A.  If there is a Trustee (as
  defined in this Letter of               ----------------------------------
  Representations), Trustee as well                     (Issuer)
  as Issuer must sign this Letter.
  If there is no Trustee, in signing      By:
  this Letter Issuer itself                   ------------------------------
  undertakes to perform all of the          (Authorized Officer's Signature)
  obligations set forth herein.

  B. Schedule B contains statements       ----------------------------------
  that DTC believes accurately                         (Trustee)
  describe DTC, the method of
  effecting book-entry transfers of       By:
  securities distributed through              ------------------------------
  DTC, and certain related matters.         (Authorized Officer's Signature)


  Received and Accepted:
  THE DEPOSITORY TRUST COMPANY

  By:
      ------------------------------


  cc:  Underwriter
       Underwriter's Counsel
                                                                   SCHEDULE A
                                                                 ----------



---------------------------------------------------------------------------

---------------------------------------------------------------------------

                               (Describe Issue)


CUSIP     Principal Amount    Maturity Date  Interest Rate
-----     ----------------    -------------  -------------

                                                                   SCHEDULE B
                                                                   ----------

                     SAMPLE OFFICIAL STATEMENT LANGUAGE


                     DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                    -----------------------------------
    (PREPARED BY DTC--BRACKETED MATERIAL MAY BE APPLICABLE ONLY TO CERTAIN
ISSUES)


     1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered pin the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for (each issue of the Securities, (each) in the aggregate principal amount of such issue, and will be deposited with DTC. (If, however, the aggregate principal amount of (any) issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.)

     2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

     3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

     4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

     5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.


     (6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.)

     7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

     8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Trustee, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or Trustee, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

     (9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee (or Tender/Remarketing Agent), and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee (or Tender/Remarketing Agent). The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Trustee (or Tender/Remarketing Agent's) DTC account.)

     10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

     11. The Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

     12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                                                 EXHIBIT 99.4







                         SALE AND SERVICING AGREEMENT



                                   between


          BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1,
                                   Issuer,


                                     and


                     MORGAN STANLEY ABS CAPITAL II INC.,
                                  Depositor


                                     and


                               BANKBOSTON, N.A.
                             Seller and Servicer


                         Dated as of August 18, 1997




                              TABLE OF CONTENTS
                              -----------------
                                                                         Page
                                                                         ----

                                  ARTICLE I

                                 Definitions

     SECTION 1.01.  Definitions . . . . . . . . . . . . . . . . . . . . .   1
     SECTION 1.02.  Other Definitional Provisions . . . . . . . . . . . .   1

                                  ARTICLE II

                          Conveyance of Receivables

     SECTION 2.01.  Conveyance of Receivables . . . . . . . . . . . . . .   2
     SECTION 2.02.  Cancellation of Participation
                      Certificate . . . . . . . . . . . . . . . . . . . .   3
     SECTION 2.03.  Intent of the Parties . . . . . . . . . . . . . . . .   3

                                 ARTICLE III

                               The Receivables

     SECTION 3.01.  Representations and Warranties of the
                      Bank with Respect to the Receivables  . . . . . . .   4
     SECTION 3.02.  Representations and Warranties of the
                      Depositor with Respect to the
                      Receivables . . . . . . . . . . . . . . . . . . . .  10


     SECTION 3.03.  Custody of Receivable Files . . . . . . . . . . . . .  12
     SECTION 3.04.  Duties of Servicer as Custodian . . . . . . . . . . .  13
     SECTION 3.05.  Instructions; Authority To Act  . . . . . . . . . . .  13
     SECTION 3.06.  Custodian's Indemnification . . . . . . . . . . . . .  14
     SECTION 3.07.  Effective Period and Termination  . . . . . . . . . .  14

                                  ARTICLE IV

                 Administration and Servicing of Receivables

     SECTION 4.01.  Duties of Servicer  . . . . . . . . . . . . . . . . .  14
     SECTION 4.02.  Collection and Allocation of Receivable
                      Payments  . . . . . . . . . . . . . . . . . . . . .  15
     SECTION 4.03.  Realization upon Receivables  . . . . . . . . . . . .  16
     SECTION 4.04.  Physical Damage Insurance . . . . . . . . . . . . . .  16
     SECTION 4.05.  Maintenance of Security Interests in
                      Financed Vehicles . . . . . . . . . . . . . . . . .  16
     SECTION 4.06.  Covenants of Servicer . . . . . . . . . . . . . . . .  16
     SECTION 4.07.  Purchase of Receivables upon Breach . . . . . . . . .  16
     SECTION 4.08.  Servicing Fee . . . . . . . . . . . . . . . . . . . .  17
     SECTION 4.09.  Servicer's Certificate  . . . . . . . . . . . . . . .  17
     SECTION 4.10.  Annual Statement as to Compliance; Notice
                      of Default  . . . . . . . . . . . . . . . . . . . .  18
     SECTION 4.11.  Annual Independent Certified Public
                      Accountants' Report . . . . . . . . . . . . . . . .  18
     SECTION 4.12.  Access to Certain Documentation and
                      Information Regarding Receivables;
                      Noteholder's Right to Examine Bank
                      Records; Access to Certain
                      Documentation . . . . . . . . . . . . . . . . . . .  19
     SECTION 4.13.  Servicer Expenses . . . . . . . . . . . . . . . . . .  19
     SECTION 4.14.  Appointment of Subservicer  . . . . . . . . . . . . .  19
     SECTION 4.15.  Fidelity Bond; Errors and Omissions
                      Insurance . . . . . . . . . . . . . . . . . . . . .  20

                                  ARTICLE V

                                Distributions;
               Statements to Noteholders and Certificateholders

     SECTION 5.01.  Establishment of Trust Accounts . . . . . . . . . . .  20
     SECTION 5.02.  Collections . . . . . . . . . . . . . . . . . . . . .  23
     SECTION 5.03.  Application of Collections  . . . . . . . . . . . . .  23
     SECTION 5.04.  Advances  . . . . . . . . . . . . . . . . . . . . . .  24
     SECTION 5.05.  Additional Deposits . . . . . . . . . . . . . . . . .  24
     SECTION 5.06.  Distributions . . . . . . . . . . . . . . . . . . . .  25
     SECTION 5.07.  Reserve Account . . . . . . . . . . . . . . . . . . .  26
     SECTION 5.08.  Statements to Noteholders
                      and Certificateholders  . . . . . . . . . . . . . .  26
     SECTION 5.09.  Sale of Residual Interest by Bank . . . . . . . . . .  27

                                  ARTICLE VI

                                The Depositor

     SECTION 6.01.  Representations of Depositor  . . . . . . . . . . . .  28
     SECTION 6.02.  Corporate Existence . . . . . . . . . . . . . . . . .  29
     SECTION 6.03.  Liability of the Depositor; Indemnities . . . . . . .  29
     SECTION 6.04.  Merger or Consolidation of, or
                      Assumption of the Obligations
                      of, Depositor . . . . . . . . . . . . . . . . . . .  31
     SECTION 6.05.  Limitation on Liability of Depositor
                      and Others  . . . . . . . . . . . . . . . . . . . .  31
     SECTION 6.06.  Depositor May Own Notes and
                      Certificates  . . . . . . . . . . . . . . . . . . .  31
     SECTION 6.07.  Pennsylvania Motor Vehicle Sales Finance


                      Act License . . . . . . . . . . . . . . . . . . . .  32

                                 ARTICLE VII

                                 The Servicer

     SECTION 7.01.  Representations and Warranties of the
                      Servicer  . . . . . . . . . . . . . . . . . . . . .  32
     SECTION 7.02.  Indemnities, etc. of Servicer . . . . . . . . . . . .  33
     SECTION 7.03.  Merger or Consolidation of, or
                      Assumption of the Obligations of,
                      Servicer  . . . . . . . . . . . . . . . . . . . . .  34
     SECTION 7.04.  Limitation on Liability of Servicer
                      and Others  . . . . . . . . . . . . . . . . . . . .  35
     SECTION 7.05.  Bank Not To Resign as Servicer  . . . . . . . . . . .  35

                                 ARTICLE VIII

                                   Default

     SECTION 8.01.  Servicer Default  . . . . . . . . . . . . . . . . . .  36
     SECTION 8.02.  Appointment of Successor  . . . . . . . . . . . . . .  37
     SECTION 8.03.  Repayment of Advances . . . . . . . . . . . . . . . .  38
     SECTION 8.04.  Notification to Noteholders . . . . . . . . . . . . .  38
     SECTION 8.05.  Waiver of Past Defaults . . . . . . . . . . . . . . .  38

                                  ARTICLE IX

                                 Termination



     SECTION 9.01.  Optional Purchase of All Receivables  . . . . . . . .  39

                                  ARTICLE X

                                Miscellaneous

     SECTION 10.01. Amendment . . . . . . . . . . . . . . . . . . . . . .  40
     SECTION 10.02. Protection of Title to Trust  . . . . . . . . . . . .  41
     SECTION 10.03. Notices . . . . . . . . . . . . . . . . . . . . . . .  43
     SECTION 10.04. Assignment by the Depositor or the
                      Servicer  . . . . . . . . . . . . . . . . . . . . .  44
     SECTION 10.05. Limitations on Rights of Others . . . . . . . . . . .  44
     SECTION 10.06. Severability  . . . . . . . . . . . . . . . . . . . .  44
     SECTION 10.07. Separate Counterparts . . . . . . . . . . . . . . . .  44
     SECTION 10.08. Headings  . . . . . . . . . . . . . . . . . . . . . .  44
     SECTION 10.09. Governing Law . . . . . . . . . . . . . . . . . . . .  44
     SECTION 10.10. Assignment by Issuer  . . . . . . . . . . . . . . . .  44
     SECTION 10.11. Nonpetition Covenants . . . . . . . . . . . . . . . .  44
     SECTION 10.12. Limitation of Liability of Owner
                      Trustee and Indenture Trustee . . . . . . . . . . .  45


APPENDIX A     Defined Terms
SCHEDULE A     Schedule of Receivables
SCHEDULE B     Location of the Receivable Files
EXHIBIT A-1    Form of Distribution Statement to Noteholders  . . . . . . A-1
EXHIBIT A-2    Form of Distribution Statement to
                 Certificateholders . . . . . . . . . . . . . . . . . . . A-2
EXHIBIT B      Form of Servicer's Certificate . . . . . . . . . . . . . . B-1
EXHIBIT C      Final Certification of custodian . . . . . . . . . . . . . C-1
EXHIBIT D      First Trust Exceptions Report  . . . . . . . . . . . . . . D-1





     SALE AND SERVICING AGREEMENT dated as of August 18, 1997, between BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED TRUST 1997-1, a Delaware business trust (the "Issuer"), and MORGAN STANLEY ABS CAPITAL II INC., a Delaware corporation, as Depositor and BANKBOSTON, N.A., a national banking association, as Servicer and as Seller with respect to certain representations and warranties related to the assets sold pursuant hereto.


     WHEREAS  the  Issuer desires  to  purchase  a  portfolio of  receivables
arising   in  connection  with  recreational  vehicle  or  automotive  retail installment sale contracts and loan installments;

     WHEREAS Morgan Stanley ABS Capital II Inc. is willing to sell such receivables to the Issuer; and

     WHEREAS BankBoston, N.A., previously sold such receivables to the affiliate of the Depositor and is willing to service such receivables and to make certain representations and warranties with respect thereto;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                  ARTICLE I

                                 Definitions
                                 -----------

     SECTION 1.01.  Definitions.  Except as otherwise specified herein or as
                    -----------
the context may otherwise require, capitalized terms used herein have the respective meanings assigned thereto in Appendix A for all purposes of this Agreement.

     SECTION 1.02.  Other Definitional Provisions.
                    -----------------------------

     (a) All terms defined in Appendix A attached hereto shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                  ARTICLE II

                          Conveyance of Receivables
                         -------------------------

     SECTION 2.01.  Conveyance of Receivables.  In consideration of the
                    -------------------------
Issuer's delivery to or upon the order of the Depositor of $847,834,225.63 on the Closing Date, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

     (a) the Receivables and all moneys received thereon on and after August 18, 1997;

     (b) the security interests in the Financed Vehicles created pursuant to the Receivables and any other interest of the Depositor in the Financed Vehicles;

     (c) any proceeds with respect to the Receivables under any Insurance Policies covering Financed Vehicles or Obligors;

     (d)  any proceeds from recourse to Dealers;

     (e)  any Financed Vehicle acquired in repossession;

     (f)  the contents  of the Receivables  Files and  all rights,  benefits,
          proceeds  and  obligations  arising   therefrom  or  in  connection
          therewith;

     (g) all funds on deposit from time to time in the Trust Accounts, and in all investments and proceeds thereof (including all income thereon); and

     (h)  the proceeds of any and all of the foregoing.

     SECTION 2.02.  Cancellation of Participation Certificate.  The parties
                    -----------------------------------------
hereto acknowledge that the Depositor holds all of its interest in the items set forth in clauses (a) through (f) of Section 2.01 (together with all proceeds thereof, the "Conveyed Property") in the form of and pursuant to the Participation Certificate. Therefore, concurrently with and in order to effect the transfer of the Conveyed Property pursuant to Section 2.01, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer all of the right, title and interest of the Depositor in and to the Participation Certificate. In addition, the Bank, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, does hereby, sell, transfer, assign, set over and otherwise convey to the Issuer legal title with respect to each Receivable the Obligor on which resides in the State of New York and any other interest that the Bank may have retained in the Receivables and the other Conveyed Property.

     The parties further acknowledge that Issuer will not hold the Conveyed Property through the Participation Certificate. Therefore, immediately upon giving effect to the transfer pursuant to Section 2.01 and the first paragraph of this Section 2.02, the Participation Certificate is hereby deemed cancelled and the respective obligations and responsibilities of the Bank under the PSA solely as they related to the Participation Certificate are hereby terminated. The Bank hereby acknowledges receipt of the Participa-tion Certificate for cancellation, and the parties further acknowledge that the Issuer holds the Conveyed Property directly.

     SECTION 2.03.  Intent of the Parties.  The Depositor and the Issuer
                    ---------------------
intend that the conveyance of the Depositor's right, title and interest in and to the Receivables and the other Conveyed Property pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a transfer for security and not a sale, then the parties also intend and agree that the Depositor shall be deemed to have granted, and in such event does hereby grant, to the Issuer, a first priority security interest in all of its right, title and interest, in, to and under the Conveyed Property and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a transfer for security and not a sale, the Depositor consents to the Issuer hypothecating and transferring such security interest in favor of any assignee or assignees and transferring the obligation secured thereby to such assignee or assignees. Neither the Bank nor the Depositor shall take any action that is inconsistent with the ownership of the Conveyed Property by the Issuer and shall inform any Person inquiring about the Receivables that the Issuer owns the Conveyed Property.

                                 ARTICLE III

                               The Receivables
                               ---------------

     SECTION 3.01.  Representations and Warranties of the Bank with Respect
                    -------------------------------------------------------
to the Receivables.  The Bank makes the following representations and
------------------
warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive (1) the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and (2) any removal of the Bank as Servicer.

          (i)  Characteristics of Receivables.  Each Receivable (A) was fully
               ------------------------------
and  properly executed  by the  parties thereto,  (B) contains customary  and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security,
(C) is fully amortizing and provides for level monthly payments except for one adjustable rate receivable (provided that the first payment and the final payment of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (D) provides for, in the event that such Receivable is prepaid in full, payment of an amount that fully pays the Principal Balance and includes accrued but unpaid interest at least through the date of prepayment in an amount at least equal to its Annual Percentage Rate. Each Receivable provides that payments thereon are to be applied in accordance with the Simple Interest Method. If such Receivable was originated by a Dealer, such Receivable, to the knowledge of the Bank, was originated by the Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was purchased by Ganis from such Dealer for new value under a Dealer Agreement and was validly assigned by the Dealer to Ganis and by Ganis to the Bank. To the knowledge of the Bank, such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located. If such Receivable was originated by Ganis, such Receivable was originated for value by Ganis in the ordinary course of its business to finance the purchase of, or refinance, the related Financed Vehicle by the related Obligor and was validly assigned by Ganis to the Bank. Ganis had all necessary licenses and permits to originate or purchase such Receivable.

         (ii)  No Fraud or Misrepresentation.  To the knowledge of the Bank,
               -----------------------------
each Receivable was originated by a Dealer or Ganis and was sold by the Dealer to Ganis (if applicable) and by Ganis to the Bank without any fraud or misrepresentation on the part of such Dealer in either case.

        (iii)  Compliance with Law.  To the knowledge of the Bank, all
               -------------------
requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, the state motor vehicle retail installment sales act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Receivables and each and every sale of Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

         (iv)  Origination.  Each Receivable was originated in the United
               -----------
States.

          (v)  Binding Obligation.  Each Receivable represents the genuine,
               ------------------
legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

         (vi)  No Government Obligor.  No Obligor is the United States of
               ---------------------
America   or   any  State   or   any  agency,   department,   subdivision  or
instrumentality thereof.

        (vii)  Obligor Bankruptcy.  At the Closing Date, no Obligor had been
               ------------------
identified on the records of the Bank as being the subject of a current bankruptcy proceeding.

       (viii)  Schedule of Receivables.  The information set forth in the
               -----------------------
Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date.

         (ix)  Marking Records.  By the Closing Date, the Bank will have
               ---------------
caused the portions of its electronic ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold absolutely to the Trust.

          (x)  Computer Tape.  The Computer Tape was complete and accurate
               -------------
as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

         (xi)  Chattel Paper.  The Receivables constitute chattel paper
               -------------
within the meaning of the UCC as in effect in the states in which the Obligors reside.

        (xii)  One Original.  There is only one original executed copy of
               ------------
each Receivable.

       (xiii)  Receivable Files Complete.  There exists a Receivable File
               -------------------------
pertaining to each Receivable and, to the knowledge of the Bank, such Receivable file contains (a) a fully executed original of the Receivable (provided that no more than 250 Receivables Files in the aggregate may contain, in lieu of a fully executed original, a copy of the fully executed Receivable certified by the Bank as being true and correct), with a fully executed assignment thereof in blank or from the related Dealer to Ganis if such Receivable was acquired by Ganis from a Dealer and either a fully executed assignment thereof or bill of sale therefor (which may cover more than one Receivable) from Ganis to the Bank, (b) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Vehicle, or copies thereof, (c) the Lien Certificate or application therefor or a certification from the Bank that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of the Bank or Ganis with respect to the related Financed Vehicle and (d) a credit application signed by the Obligor, or a copy thereof. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete file for each Receivable currently is in the possession of Ganis, in its capacity as subservicer to the Servicer's custodial duties hereunder.

        (xiv)  Receivables in Force.  No Receivable has been satisfied,
               --------------------
subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No provisions of any Receivable have been waived, altered or modified (except that the Bank as servicer may have, for administrative purposes, modified the due date of a Receivable to a different date in the month, which modification is reflected in its servicing records) in any respect since its origination, except by instruments or documents identified in the Receivable File. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

         (xv)  Lawful Assignment.  No Receivable was originated in, or is
               -----------------
subject to the laws of, any jurisdiction the laws of which (a) would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or the pledge of such Receivable under the Indenture or (b) would impair the validity or enforceability of any Receivable because of any such sale, transfer or assignment.

        (xvi)  Good Title.  No Receivable has been sold, transferred,
               ----------
assigned or pledged by the Bank to any Person except to MSCMC pursuant to the PSA; immediately prior to the conveyance of the Receivables to MSCMC pursuant to the PSA, the Bank had good and indefeasible title thereto, free and clear of any Lien and immediately upon the transfer thereof pursuant to the PSA, the MSCMC had good and indefeasible title to and was the sole owner of each Receivable, free of any Lien and such title is freely assignable pursuant to the PSA pursuant to the terms thereof. Neither Ganis nor any Dealer has a participation in, or other right to receive, payments or proceeds in respect of any Receivable. The Bank has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or to payments due under such Receivables.

       (xvii)  Security Interest in Financed Vehicle.  Each Receivable has
               -------------------------------------
created a valid, binding and enforceable first priority security interest in favor of the Bank in the related Financed Vehicle, which is in full force and effect. Each Lien Certificate contained in the Receivables Files shows the Bank or Ganis named as the original secured party under each Receivable and as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate is not contained in the related Receivable File, the Bank has either received written evidence that such Lien Certificate showing the Bank or Ganis as first lienholder has been applied for or has certified in writing in the related Receivable File that it has received confirmation from the appropriate governmental office of the existence of the first lien of the Bank or Ganis with respect to the related Financed Vehicle. Ganis's security interest in any Financed Vehicle has been validly assigned by Ganis to the Bank, and the Bank's security interest in each Financed Vehicle has been validly assigned by the Bank to the Issuer pursuant to this Agreement. Immediately after the sale, transfer and assignment thereof by the Bank to MSCMC, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in the name of Ganis or the Bank, as applicable, as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cutoff Date, there were no Liens affecting a Financed Vehicle which are or may be Liens prior or equal to the Lien of the related Receivable.

      (xviii)  All Filings Made; Valid Security Interest.  All filings
               -----------------------------------------
(including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust a first priority perfected security interest or ownership interest in the Receivables and the proceeds thereof have been made, taken or performed. At the Closing Date the Issuer will have a valid, subsisting and enforceable first priority security interest or ownership interest in each Receivable and the proceeds thereof.

        (xix)  No Impairment.  The Bank has not done and will not do anything
               -------------
to convey any right to any Person that would result in such Person having a right to payments due under a Receivable or otherwise to impair the rights of the Trust in any Receivable or the proceeds thereof.

         (xx)  No Release.  No Receivable is assumable by another Person in
               ----------
a manner which would release the Obligor thereof from such Obligor's obligations to the Bank with respect to such Receivable.

        (xxi)  No Defenses.  No Receivable is subject to any right of
               -----------
rescission, setoff, counterclaim or defense and, to the knowledge of the Bank, no such right has been asserted or threatened with respect to any Receivable. The operation of the terms of any Receivable or the exercise of any right thereunder will not render the Receivable unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, and to the knowledge of the Bank, no such right of rescission, setoff, counterclaim or defense has been asserted with respect thereto.

       (xxii)  No Default.  To the knowledge of the Bank, there has been no
               ----------
default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 59 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date, no Financed Vehicle had been repossessed.

      (xxiii)  Insurance.  As of the Closing Date, each Financed Vehicle is,
               ---------
to the knowledge of the Bank, covered by a vendor's single interest insurance policy (i) that provides coverage as to such Financed Vehicle in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable,
(ii) naming the Bank or Ganis and its successors and assigns as loss payees and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming the Bank or Ganis and their respective successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle was or had previously been insured under a policy of force-placed insurance on the Cutoff Date.

       (xxiv)  Past Due.  At the Closing Date, no Receivable was more than
               --------
59 days past due.

        (xxv)  No Liens.  There are no Liens or claims which have been filed,
               --------
and, to the knowledge of the Bank, none pending or threatened to be filed, for work, labor, materials or unpaid state or federal taxes affecting the vehicle securing any Receivable which are or may become liens prior or equal to the lien of the Receivable.

       (xxvi)  Remaining Principal Balance.  At the Cutoff Date, the
               ---------------------------
Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

      (xxvii)  Final Scheduled Maturity Date.  No Receivable has a final
               -----------------------------
maturity later than June 7, 2017.

     (xxviii)  Certain Characteristics.  (A) Each Receivable had a remaining
               -----------------------
maturity, as of the Cutoff Date, of at least 1 month but not more than 140 months; (B) each Receivable had an original maturity of at least 12 months but not more than 240 months; (C) each Receivable had an original principal balance of at least $2,150.45 and not more than $778,185.60; (D) each Receivable had a Principal Balance as of the Cutoff Date of at least $87.69 and not more than $763,886.83; (E) each Receivable has an Annual Percentage Rate of at least 5.99% and not more than 19.99% (provided that for the one adjustable rate Receivable such representation is solely with respect to its current APR as of the Cutoff Date); (F) 48.12% of the Receivables were secured by new Financed Vehicles; (G) no funds have been advanced by the Bank or, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under paragraph (xxv) above; (H) no Receivable has a Final Scheduled Maturity Date on or before August 28, 1997 or later than June 7, 2017; (I) as of the Cutoff Date, other than California (26.69%), Texas (10.02%) and Florida (7.45%), no state represented more than 5% by outstanding Pool Balance with respect to the location of the Financed Vehicles; and (J) the Principal Balance of each Receivable set forth in Schedule of Receivables is true and accurate in all material respects as of the Cutoff Date.

     For purposes of determining whether the Bank is obligated to cure a breach of a representation and warranty in this Section 3.01, repurchase a Receivable on account of such breach pursuant to this Section 3.01 or indemnify in respect of such breach pursuant to the last paragraph of this
Section 3.01, the determination as to whether a representation or warranty that is made to the knowledge of the Bank has been breached shall be made without regard to such knowledge of the Bank as if such representation and warranty were not qualified by the knowledge of the Bank. Upon discovery by either the Bank, the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties of the Bank set forth in this Section 3.01 which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the party discovering such breach shall give prompt written notice to the other. Any Receivable affected by such breach is referred to as a "Bank Defective Receivable". On or prior to the last day of the Collection Period following the Collection Period during which the Bank discovers or receives notice of any such breach of a representation or warranty, the Bank shall cure such breach in all material respects or shall repurchase such Bank Defective Receivable as of the last day of such Collection Period at a price equal to the Purchase Amount of the Bank Defective Receivable, which price the Bank shall remit in the manner specified in Section 5.05; provided, that, with respect to the representation set forth in paragraph (xiii) above, such repurchase will be required with respect to a Receivable only if any resulting breach is not cured (subject to receipt of any required documents that have been duly applied for from applicable governmental offices) within 90 days after completion of the review and examination of the Receivables File for such Receivable pursuant to Section 3.03. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of the Issuer, the Owner Trustee or the Indenture Trustee with respect to a breach of representations and warranties pursuant to the agreement contained in this Section shall be to require the Bank to repurchase Receivables pursuant to this Section, subject to the conditions contained herein.

     In addition to such obligation, subject to the terms of this Section 3.01, to cure a breach of a representation and warranty or to repurchase a Bank Defective Receivable, the Bank shall indemnify the Depositor, the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Bank's representations and warranties contained in this Agreement; provided that the Bank shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of the Depositor, the Issuer, the Owner Trustee or the Indenture Trustee.

     SECTION 3.02.  Representations and Warranties of the Depositor with
                    ----------------------------------------------------
Respect to the Receivables.  The Depositor makes the following
--------------------------
representations and warranties as to the Receivables on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Title.  No Receivable has been sold, transferred, assigned or
               -----
pledged by the Depositor to any Person other than the Issuer. Immediately prior to the transfer and assignment herein contemplated, the Depositor had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuer shall have good and marketable title to each Receivable, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

          (b)  All Filings Made.  All filings (including UCC filings)
               ----------------
necessary in any jurisdiction to give (i) the Issuer a first perfected ownership interest in the Receivables and (ii) the Indenture Trustee a first perfected security interest in the Receivables shall have been made.

     Upon discovery by either the Bank, the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the representations and warranties of the Depositor set forth in this Section 3.02 which materially and adversely affects the value of the Receivables or the interest therein of the Issuer or the Indenture Trustee (or which materially and adversely affects the interest of the Issuer or the Indenture Trustee in the related Receivable in the case of a representation and warranty relating to a particular Receivable), the party discovering such breach shall give prompt written notice to the other. Any Receivable affected by such breach is referred to as a "Depositor Defective Receivable". On or prior to the last day of the Collection Period following the Collection Period during which the Depositor discovers or receives notice of any such breach of a representation or warranty, the Depositor shall cure such breach in all material respects or shall repurchase such Depositor Defective Receivable as of the last day of such Collection Period at a price equal to the Purchase Amount of the Depositor Defective Receivable, which price the Depositor shall remit in the manner specified in Section 5.05; provided, however, that the obligation of the Depositor to repurchase any receivable that arises solely as a result of a breach of the Bank's representations and warranties under Section 3.01 is subject to the receipt by the Depositor of the Purchase Amount from the Bank. Subject to the indemnification provisions contained in the last paragraph of this Section, the sole remedy of the Issuer, the Owner Trustee or the Indenture Trustee with respect to a breach of representations and warranties pursuant to the agreement contained in this Section shall be to require the Depositor to repurchase Receivables pursuant to this Section, subject to the conditions contained herein.

     In addition to such obligation, subject to the terms of this Section 3.02, to cure a breach of a representation and warranty or to repurchase a Depositor Defective Receivable, the Depositor shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor's representations and warranties contained in this Agreement; provided that the Depositor shall not be liable for any indirect damages or for any loss, damage, penalty, fine, forfeiture, legal fees and related costs, judgments and other costs and expenses caused by the wilful misconduct of the Issuer, the Owner Trustee or the Indenture Trustee.

     SECTION 3.03.  Custody of Receivable Files.  To assure uniform quality
                    ---------------------------
in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments which are hereby or will hereby be constructively delivered to the Indenture Trustee, as pledgee of the Issuer, as of the Closing Date with respect to each Receivable:

          (a) the fully executed original Receivable (provided that no more than 250 Receivables Files in the aggregate may contain, in lieu of a fully executed original, a copy of the fully executed Receivable certified by the Bank as being true and correct);

          (b) a fully executed assignment of the Receivable in blank or from the related Dealer to Ganis if such Receivable was acquired by Ganis from a Dealer and either a fully executed assignment thereof or bill of sale therefor (which may cover more than one Receivable) from Ganis to the Bank;

          (c) a certificate of physical damage insurance, application form for such insurance signed by the Obligor or a signed representation letter from the Obligor named in the Receivable pursuant to which the Obligor has agreed to obtain physical damage insurance for the Financed Vehicle, or copies thereof;

          (d) the Lien Certificate or application therefor or a certification from the Bank that it has received confirmation from an authorized official of the appropriate governmental office of the existence of the first lien of the Bank or Ganis with respect to the related Financed Vehicle; and

          (e)  a credit application signed by the Obligor, or a copy thereof.

     Within 90 days of the Closing Date with respect to the Listed Receivables, and within 120 days of the Closing Date with respect to all other Receivables, the Servicer, as custodian shall ascertain that all documents required to be delivered to it are in its possession, and shall deliver to the Indenture Trustee a certification ("Final Certification") in the form attached hereto as Exhibit C to the effect that, as to each Listed Receivable in the case of the Final Certification delivered within 90 days of the Closing Date, and as to each other Receivable listed in the Schedule of Receivables (other than any Receivable paid in full or any Receivable specifically identified in such certification as not covered by such certification) in the case of the Final Certification delivered within 120 days of the Closing Date, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Receivable (and setting forth the Receivables Files which contain either a certified copy of the original Receivable or certified confirmation of the lien for purposes of clause (a) or (d), above, respectively,) and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Schedule of Receivables respecting such Receivable is correct. During the term of this Agreement, in the event the custodian discovers any defect with respect to the Receivable File, the custodian shall give written specification of such defect to the Indenture Trustee. The parties hereto acknowledge that the Final Certification shall be executed and delivered to the Indenture Trustee by Ganis acting in its capacity as subservicer.

     SECTION 3.04.  Duties of Servicer as Custodian.  (a)  Safekeeping.  The
                    -------------------------------        -----------
Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable recreational vehicle and automotive receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure.

     (b)  Maintenance of and Access to Records.  The Servicer shall maintain
          ------------------------------------
each Receivable File at one of its offices specified in Schedule B or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

     (c)  Release of Documents.  Upon instruction from the Indenture Trustee,
          --------------------
the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

     SECTION 3.05.  Instructions; Authority To Act.  The Servicer shall be
                    ------------------------------
deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

     SECTION 3.06.  Custodian's Indemnification.  The Servicer as custodian
                    ---------------------------
shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their respective officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their respective officers, directors, employees and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee, and the Servicer shall not be liable to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

     SECTION 3.07.  Effective Period and Termination.  The Servicer's
                    --------------------------------
appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this Section. If the Bank shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, if Notes have been paid in full, by the Owner Trustee or by Certificateholders evidencing not less than 25% of the Certificate Balance, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01. The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer's appointment as custodian, with cause, at any time upon written notification to the Servicer and, without cause, upon 30 days' prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate.


                                  ARTICLE IV

                 Administration and Servicing of Receivables
                 -------------------------------------------

     SECTION 4.01.  Duties of Servicer.  The Servicer, for the benefit of the
                    ------------------
Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable recreational vehicle and automotive receivables that it services for itself or others. The Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting tax information to Obligors, accounting for collections, furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions and making Advances pursuant to Section 5.04. Subject to the provisions of Section 4.02, the Servicer shall follow its customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     SECTION 4.02.  Collection and Allocation of Receivable Payments.  The
                    ------------------------------------------------
Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable recreational vehicle and automotive receivables that it services for itself or others. The Servicer may allocate collections between principal and interest in accordance with the customary servicing procedures it follows with respect to all comparable recreational vehicle and automotive receivables that it services for itself or others. The Servicer may grant extensions, rebates or adjustments on a Receivable, which shall not, for the purposes of this Agreement, modify the original due dates or amounts of the originally scheduled payments of interest on Simple Interest Receivables; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond the Final Scheduled Maturity Date, it shall promptly repurchase the Receivable from the Issuer in accordance with the terms of Section 4.07. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate or the originally scheduled payments on any Receivable.


     SECTION 4.03.  Realization upon Receivables.  On behalf of the Issuer,
                    ----------------------------
the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise convert the ownership of the Financed Vehicles securing any Receivable as to which the Servicer shall have determined eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of the Receivables, which may include reasonable efforts to realize upon any recourse to Dealers and selling the Financed Vehicle at public or private sale. The Servicer shall be entitled to reimbursement out of recoveries on such Defaulted Receivable for its reasonable, out-of-pocket costs and expenses incurred in realizing upon any Financed Vehicle securing any Receivable that becomes a Defaulted Receivable or in attempting to repossess any Financed Vehicle and in prosecuting legal action against any Obligor in respect of any Receivable. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

     SECTION 4.04.  Physical Damage Insurance.  The Servicer shall, in
                    -------------------------
accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Vehicle as of the execution of the Receivable. So long as a Receivable is outstanding, the Servicer shall keep in place a vendor's single interest policy that satisfies paragraph (xxiii) of Section 3.01 and covers each Financed Vehicle and as to which the Issuer is endorsed thereunder as an additional loss payee.

     SECTION 4.05.  Maintenance of Security Interests in Financed Vehicles.
                    ------------------------------------------------------
The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

     SECTION 4.06.  Covenants of Servicer.  The Servicer shall not release
                    ---------------------
the Financed Vehicle securing any Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by the Obligor thereunder or repossession, nor shall the Servicer impair the rights of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders in such Receivable, nor shall the Servicer increase the number of scheduled payments due under a Receivable.

     SECTION 4.07.  Purchase of Receivables upon Breach.  The Servicer or the
                    -----------------------------------
Owner Trustee shall inform the other party and the Indenture Trustee and the Depositor promptly, in writing, upon the discovery of any breach pursuant to
Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Servicer's election, the last day of the first following Collection Period), the Servicer shall purchase any Receivable materially and adversely affected by such breach as of such last day. If the Servicer takes any action during any Collection Period pursuant to Section 4.02 that impairs the rights of the Issuer, the Indenture Trustee, the Noteholders or the Certificateholders in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable as of the last day of such Collection Period. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.05. Subject to Section 7.02, the sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders with respect to a breach pursuant to
Section 4.02, 4.05 or 4.06 shall be to require the Servicer to purchase Receivables pursuant to this Section. The Owner Trustee and the Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section.

     SECTION 4.08.  Servicing Fee.  The Servicing Fee for each Monthly
                    -------------
Payment Date shall equal the product of (a) one-twelfth, (b) the Servicing Fee Rate and (c) the Pool Balance as of the first day of the preceding Collection Period. The Servicer shall also be entitled to all late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to the Receivables, collected (from whatever source) on the Receivables, plus any reimbursement pursuant to the last paragraph of Section 7.02 and plus investment earnings on amounts on deposit in the Collection Account to the extent specified in Section 5.01(b).

     SECTION 4.09.  Servicer's Certificate.  At least two Business Days prior
                    ----------------------
to each Determination Date the Servicer will provide to the Indenture Trustee sufficient information relating to the Receivables for the applicable Collection Period to enable the Indenture Trustee to prepare Section VII of the Servicer's Certificate. Not later than 11:00 A.M. (New York time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, each Paying Agent, the Indenture Trustee and the Depositor, with a copy to the Rating Agencies, a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Monthly Payment Date pursuant to Sections 5.05 and 5.06 for the related Collection Period. Receivables to be purchased by the Servicer or to be repurchased by the Depositor or the Bank shall be identified by the Servicer by account number with respect to such Receivable (as specified in Schedule A).

     SECTION 4.10.  Annual Statement as to Compliance; Notice of Default.
                    ----------------------------------------------------
(a) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, on or before March 31 of each year beginning March 31, 1998, an Officers' Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period as shall have elapsed since the Closing
Date) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of such certificate and the report referred to in Section 4.11 to the Rating Agencies. A copy of such certificate and the report referred to in Section 4.11 may be obtained by any Noteholder, Note Owner, Certificateholder or Certificate Owner by a request in writing to the Owner Trustee addressed to the Corporate Trust Office. Upon the telephone request of the Owner Trustee, the Indenture Trustee will promptly furnish the Owner Trustee a list of Noteholders as of the date specified by the Owner Trustee.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officers' Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under
Section 8.01(a) or (b).

     SECTION 4.11.  Annual Independent Certified Public Accountants' Report.
                    -------------------------------------------------------
The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer, the Depositor or their Affiliates, to deliver to the Owner Trustee and the Indenture Trustee on or before March 31 of each year beginning March, 1998, a report addressed to the Board of Directors of the Servicer, to the effect that such firm has examined the financial statements of the Servicer and issued its report thereon and that such examination (a) was made in accordance with generally accepted auditing standards and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; (b) included tests relating to recreation vehicle and automotive loans serviced for others in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers (the "Program"), to the extent the procedures in such Program are applicable to the servicing obligations set forth in this Agreement; and (c) except as described in the report, disclosed no exceptions or errors in the records relating to recreational vehicle and automotive loans serviced for others that, in the firm's opinion, paragraph four of such Program requires such firm to report.

     Such report will also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     SECTION 4.12.  Access to Certain Documentation and Information Regarding
                    ---------------------------------------------------------
Receivables; Noteholder's Right to Examine Bank Records; Access to Certain
--------------------------------------------------------------------------
Documentation.  The Servicer shall provide to the Noteholders, Note Owners,
-------------
Certificateholders and Certificate Owners access to the Receivable Files in such cases where the Noteholders, Note Owners, Certificateholders, or Certificate Owners, as applicable, shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     The Bank shall provide to the Noteholders, Note Owners, Certificateholders and Certificate Owners and any supervisory agents or examiners which may relate to the Noteholders, Note Owners,
Certificateholders or Certificate Owners, including the Office of Thrift Supervision, the Office of the Comptroller of the Currency or the FDIC and other similar entities, access to any documentation regarding the Receivables which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Bank, all in accordance with federal government, the FDIC, the Office of Thrift Supervision, the Office of the Comptroller of the Currency or any other similar regulations.

     SECTION 4.13.  Servicer Expenses.  The Servicer shall be required to pay
                    -----------------
all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Noteholders.

     SECTION 4.14.  Appointment of Subservicer.  The Servicer may at any time
                    --------------------------
appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder including but not limited to its obligations as custodian as set forth in Sections 3.04 through 3.07 hereof. The parties hereto acknowledge and agree that the Servicer will appoint Ganis as subservicer, and that Ganis will perform substantially all of the obligations of the
Servicer in such capacity including but not limited to the Servicer's obligations as custodian herein. Prior to the appointment of any subservicer other than Ganis, the Servicer shall cause the Rating Agency Condition to have been satisfied in connection therewith. Notwithstanding the appointment of any subservicer (including but not limited to Ganis), the Servicer shall remain obligated and be liable to the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and Certificateholders for the servicing, administering and custodianship of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering and acting as custodian of the Receivables. The fees and expenses of the subservicer shall be as agreed between the Servicer and its subservicer from time to time, and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or Certificateholders shall have any responsibility therefor.

     SECTION 4.15.  Fidelity Bond; Errors and Omissions Insurance.  The
                    ---------------------------------------------
Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Receivables to handle funds, money, documents and papers relating to the Receivables. Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with any failure to maintain insurance policies required pursuant to this Agreement and the release or satisfaction of a Receivable without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.15 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The coverage under any such bond and insurance policy shall be in such amounts as are customary for the business of servicing recreational vehicle receivables.


                                  ARTICLE V

                                Distributions;

               Statements to Noteholders and Certificateholders
               ------------------------------------------------

     SECTION 5.01.  Establishment of Trust Accounts.  (a)  (i)  The Servicer,
                    -------------------------------
for the benefit of the Noteholders and Certificateholders shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and Certificateholders.

          (ii) The Indenture Trustee, for the benefit of the Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

          (iii)     The  Servicer, for  the benefit  of  the Noteholders  and
     Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and Certificateholders.

          (iv) The Indenture Trustee, for the benefit of the Class A-9 Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Class A-9 Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A-9 Noteholders.

          (v) The Indenture Trustee, for the benefit of the Class A-9 Noteholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Class A-9 Principal Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A-9 Noteholders.

     (b) Subject to Section 8.03 of the Indenture, funds on deposit in the Collection Account, the Class A-9 Interest Account, the Class A-9 Principal Account and the Reserve Account (collectively, with the Note Distribution Account, the "Trust Accounts") shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer, in each case pursuant to a direction of the Servicer which shall contain a certification that the requested investment constitutes an Eligible Investment and is permitted to be made hereby by the Indenture Trustee. It is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this
Section 5.01(b). All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and Certificateholders (or for such of such holders for whose benefit the applicable account is maintained); provided, that on each date on which amounts on deposit in such accounts mature as provided below in this Section 5.01(b), all realized interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account shall be paid to the Servicer as additional servicing compensation. Investment Earnings on amounts on deposit in the Reserve Account, the Class A-9 Principal Account and the Class A-9 Interest Account shall be added to the balance of the respective account as realized. Other than as permitted by the Rating Agencies, funds on deposit in the Collection Account, the Class A-9 Interest Account, the Class A-9 Principal Account and the Reserve Account shall be invested in Eligible Investments that will mature (A) not later than the Business Day immediately preceding the next Monthly Payment Date or (B) on such next Monthly Payment Date if either (x) such investment is held in the trust department of the institution with which the Collection Account, the Class A-9 Interest Account, the Class A-9 Principal Account and the Reserve Account is then maintained and is invested in a time deposit of such institution that is rated at least A-1 by Standard & Poor's and P-1 by Moody's or (y) the Bank (so long as the short-term unsecured debt obligations of the Bank are either
(i) rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made or (ii) guaranteed by an entity whose short-term unsecured debt obligations are rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made) has agreed to advance funds on such Monthly Payment Date to the Note Distribution Account in the amount payable on such investment on such Monthly Payment Date pending receipt thereof to the extent necessary to make distributions on such Monthly Payment Date. The guarantee referred to in clause (y) of the preceding sentence shall be subject to the Rating Agency Condition. For the purpose of the foregoing, unless the Bank affirmatively agrees in writing to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. Funds deposited in a Trust Account on a day which immediately precedes a Monthly Payment Date upon the maturity of any Eligible Investments are not required to be invested overnight. Funds on deposit in the Note Distribution Account shall not be invested.

          (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and Certificateholders (or for such of such holders for whose benefit the applicable account is maintained). If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

          (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (1) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (2) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (3) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to make withdrawals and payments from the Trust Accounts (other than the Note Distribution Account, the Class A-9 Principal Account and the Class A-9 Interest Account) for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

     SECTION 5.02.  Collections.  The Servicer shall remit within two
                    -----------
Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables) and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, subject to the Rating Agency Condition, if at any time (i) the Bank remains the Servicer, (ii) no Servicer Default shall have occurred and be continuing and (iii) the Bank maintains a short-term rating of at least the level specified by each of Standard & Poor's and Moody's, then for so long as each of the conditions set forth in clauses (i), (ii) and (iii) continues to be met, the Servicer shall remit such collections with respect to the preceding calendar month to the Collection Account on the Business Day immediately preceding the related Monthly Payment Date. In the event that the Servicer is remitting collections to the Collection Account pursuant to the preceding sentence, it shall notify the Indenture Trustee promptly if at any time the Bank's short-term rating drops below the level specified by either Rating Agency. For purposes of this Article V the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Depositor.

     SECTION 5.03.  Application of Collections.  All collections for the
                    --------------------------
Collection Period shall be applied by the Servicer as follows: With respect to each Receivable (other than a Purchased Receivable), payments by or on behalf of the Obligor shall be applied first to reduce Outstanding Simple Interest Advances to the extent described in Section 5.04. Next, any excess shall be applied to interest and principal in accordance with the Simple Interest Method.

     SECTION 5.04.  Advances.  As of the close of business on the last day
                    --------
of each Collection Period, the Servicer shall advance an amount equal to the amount of interest due on the Simple Interest Receivables at their respective APR's for the related Collection Period (assuming the Simple Interest Receivables pay on their respective due dates) minus the amount of interest actually received on the Simple Interest Receivables during the related Collection Period (such amount, a "Simple Interest Advance"). With respect to each Simple Interest Receivable, the Simple Interest Advance shall increase Outstanding Simple Interest Advances. If such calculation (i.e., the subtraction of the amount of interest due on the Simple Interest Receivables at their respective APR's for the related Collection Period (assuming the Simple Interest Receivables pay on their respective due dates) from the amount of interest actually received on the Simple Interest Receivables during the related Collection Period) results in a negative number, an amount equal to the absolute value of such negative number shall be paid to the Servicer and the amount of Outstanding Simple Interest Advances shall be reduced by such amount. In addition, in the event that a Simple Interest Receivable becomes a Defaulted Receivable, Liquidation Proceeds with respect to such Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) shall be paid to the Servicer to reduce
Outstanding Simple Interest Advances, but only to the extent of any Outstanding Simple Interest Advances with respect to such Receivable. The Servicer shall not make any advance in respect of principal of the Receivables, nor shall the Servicer make any advance in respect of a Defaulted Receivable.

     SECTION 5.05.  Additional Deposits.  The Servicer shall deposit in the
                    -------------------
Collection Account on the Determination Date for the related Collection Period the aggregate Advances pursuant to Section 5.04. The Servicer, the Bank and the Depositor shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01, in each case on or prior to the Determination Date following the Collection Period as of which such purchase is made by the Servicer, the Bank or the Depositor, as the case may be. In addition, any other deposits required to be made by the Depositor or the Servicer to the Collection Account and which are not otherwise provided for by Section 5.02 or by the other provisions of this Section 5.05 shall be made on or prior to the Determination Date for the related Collection Period.

     SECTION 5.06.  Distributions.
                    -------------

          (a) (i) On each Determination Date, the Servicer shall calculate all amounts required to be deposited in the Note Distribution Account and the Certificate Distribution Account.

          (ii) On each Monthly Payment Date, the Servicer shall instruct the Indenture Trustee (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to
     Section 4.09) to make the following deposits and distributions for receipt by the Servicer or deposit in the applicable account by 11:00 A.M. (New York time), to the extent of the Total Distribution Amount, in the following order of priority:

               (A) to the Servicer, from the Interest Distribution Amount, the Servicing Fee (and all unpaid Servicing Fees from prior Collection Periods);

               (B)  to  the   Note  Distribution  Account,  from   the  Total
          Distribution Amount remaining after the application of clause (A), the Noteholders' Interest Distributable Amount;

               (C)  to   the  Note  Distribution   Account,  from  the  Total
          Distribution Amount remaining after the application of clauses (A) and (B), the Noteholders' Regular Principal Distributable Amount;

               (D) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clause (A) through (C), the Certificateholders' Interest Distributable Amount;

               (E) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (D), the Certificateholders' Regular Principal Distributable Amount;

               (F) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (A) through (E), the amount, if any, by which the Specified Reserve Account Balance for such Monthly Payment Date, exceeds the amount then on deposit in the Reserve Account; and

               (G) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (A) through (F), the Noteholders' Excess Distributable Amount, if any, and after the Notes have been paid in full, after the application of clauses (A), (D), (E) and (F), to the Certificate Distribution Account, the Certificateholders' Excess Distributable Amount until the Certificate Balance has been reduced to zero.

          (b) On each Monthly Payment Date, the portion of the Total Distribution Amount, if any, remaining after making in full each of the allocations set forth in Section 5.06(a)(ii), shall be distributed to the Owner Trustee for distribution by the Owner Trustee to the Company pursuant to Section 5.02(a) of the Trust Agreement.

     SECTION 5.07.  Reserve Account.  (a) On the Closing Date the Depositor
                    ---------------
shall deposit an amount equal to the Reserve Account Initial Deposit into the Reserve Account. If the amount on deposit in the Reserve Account on any Monthly Payment Date (after giving effect to all deposits thereto or withdrawals therefrom on such Monthly Payment Date) is greater than the Specified Reserve Account Balance for such Monthly Payment Date and the Overcollateralization Amount for such Monthly Payment Date is not less than the Targeted Overcollateralization Amount, the Servicer shall instruct the Indenture Trustee to distribute the amount of such excess to the Owner Trustee for distribution by the Owner Trustee to the Company.

     (b) (i) In the event that the Noteholders' Interest Distributable Amount plus the Noteholders' Regular Principal Distributable Amount for a Monthly Payment Date exceeds the sum of the amounts deposited into the Note Distribution Account pursuant to Section 5.06(a)(ii) on such Monthly Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein, and deposit such amount into the Note Distribution Account.

          (ii) In the event that the Certificateholders' Interest Distributable Amount and the Certificateholders' Regular Distributable Amount for a Monthly Payment Date exceeds the sum of the amounts deposited into the Certificate Distribution Account pursuant to Section 5.06(a)(ii) on such Monthly Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Payment Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b)(i) above, and deposit such amount into the Certificate Distribution Account.

     SECTION 5.08. Statements to Noteholders and Certificateholders. At least three Business Days prior to each Monthly Payment Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Paying Agent) information relating to the Receivables for the applicable Collection Period in order that the Indenture Trustee may perform the requisite calculations and forward to each Noteholder and Certificateholder of record as of the most recent Record Date a statement substantially in the forms of Exhibit A-1 and Exhibit A-2 setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

          (i)  the  amount  of  such  distribution  allocable  to   principal
     allocable to each Class of Notes and to the Certificates;

         (ii)  the  amount  of   such  distribution  allocable  to   interest
     allocable to each Class of Notes and to the Certificates;

        (iii) the outstanding principal balance of each Class of Notes, the Note Pool Factor for each such Class, the Certificate Balance and the Certificate Pool Factor as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

         (iv) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

          (v) the amount of Realized Losses, if any, with respect to the related Collection Period;

         (vi) the balance of the Reserve Account on such Monthly Payment Date after giving effect to deposits and withdrawals to be made on such Monthly Payment Date, if any; and

        (vii) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above.

     Each amount set forth on the Monthly Payment Date statement under clauses (i), (ii) or (iv) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Note or Certificate, as applicable.

     SECTION 5.09   Sale of Residual Interest by Bank.  The Bank and the
                    ---------------------------------
Depositor acknowledge, that pursuant to the Call Option Agreement between the Bank and MSCMC, the Bank has the right to those distributions on the Receivables distributable pursuant to Section 5.06(b). The Bank has sold its right, title and interest in and to such distributions to the Company, and directs the Depositor to cause the Trust Agreement to provide for such distributions to be made to the Company pursuant to the Trust Agreement and to cause a Certificate to be issued to the Company evidencing the entitlement to such distributions, and the Depositor confirms that the Trust Agreement so provides and that such Certificate has been issued pursuant thereto.

                                  ARTICLE VI


                                The Depositor
                                -------------

     SECTION 6.01.  Representations of Depositor.  The Depositor makes the
                    ----------------------------
following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, in the case of the Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a)  Organization and Good Standing.  The Depositor is duly
               ------------------------------
organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the corporate power, authority and legal right to acquire and own the Receivables.

          (b)  Due Qualification.  The Depositor is duly qualified to do
               -----------------
business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

          (c)  Power and Authority.  The Depositor has the corporate power
               -------------------
and authority to execute and deliver this Agreement and to carry out its respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement has been, duly authorized by the Depositor by all necessary corporate action.

          (d)  Binding Obligation.  This Agreement constitutes, a legal,
               ------------------
valid and binding obligation of the Depositor enforceable in accordance with its terms.

          (e)  No Violation.  The consummation of the transactions
               ------------
contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); or violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

          (f)  No Proceedings.  To the Depositor's best knowledge, there are
               --------------
no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic
Documents, the Notes or the Certificates, (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificates or
(iv) which might adversely affect the federal or state income tax attributes of the Notes or the Certificates.

          (g)  Chief Executive Office.  The chief executive office of the
               ----------------------
Depositor is located at 1585 Broadway, New York, New York 10036.

     SECTION 6.02.  Corporate Existence.  During the term of this Agreement,
                    -------------------
the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

     SECTION 6.03.  Liability of the Depositor; Indemnities.  The Depositor
                    ---------------------------------------
shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement:

          (a) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee and the Indenture Trustee), including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuer or the issuance and original sale of the Notes and the Certificates, or asserted with respect to ownership of the Receivables, or federal or other income taxes arising out of distributions on the Notes and the Certificates) and costs and expenses in defending against the same.

          (b) The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and Certificateholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and
     (ii) the Depositor's or the Issuer's violation of federal or state securities laws in connection with the offering and sale of the Notes or the Certificates.

          (c) The Depositor shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and in the Trust Agreement contained, in the case of the Owner Trustee, and herein and in the Indenture contained, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) in the case of the Owner Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee or, in the case of the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Indenture Trustee; or
     (ii) in the case of the Owner Trustee, shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

          (d) The Depositor shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate (other than any taxes expressly excluded from the Depositor's responsibilities pursuant to the parentheticals in paragraph (a) above).

     Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     SECTION 6.04.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, Depositor.  Any Person (a) into which the Depositor may be
-------------------------
merged or consolidated, (b) which may result from any merger or consolidation to which the Depositor shall be a party or (c) which may succeed to the properties and assets of the Depositor substantially as a whole, which person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, shall be the successor to the Depositor hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 shall have been breached, (ii) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

     SECTION 6.05.  Limitation on  Liability of  Depositor and  Others.   The
Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of
any  kind, prima  facie properly executed  and   submitted  by  any  Person
respecting  any  matters  arising hereunder.   The Depositor  shall not be
under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 6.06.  Depositor May Own Notes and Certificates.  The Depositor
                    ----------------------------------------
and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes and Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

     SECTION 6.07.  Pennsylvania Motor Vehicle Sales Finance Act License.
                    ----------------------------------------------------
The Depositor shall use its best efforts to maintain, and shall cause the Trust to use its best efforts to maintain the effectiveness of all licenses required under the Pennsylvania Motor Vehicle Sales Finance Act in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                 ARTICLE VII

                                 The Servicer
                                 ------------

     SECTION 7.01.  Representations and Warranties of the Servicer.  The Bank
                    ----------------------------------------------
makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive (1) the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture and (2) the removal of the Bank as Servicer.

          (i) The Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America with the full power and authority to own and conduct its business as it is presently conducted by the Bank. The Bank is or will be in compliance with the laws of any such state to the extent necessary to insure the enforceability of each Receivable and the servicing of the Receivables in accordance with the terms of this Agreement;

         (ii) The Bank has the full power and authority to consummate all transactions contemplated by this Agreement. The Bank has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Bank, enforceable against it in accordance with its terms;

        (iii) Neither the execution and delivery of this Agreement, the acquisition or origination of the Receivables by the Bank, the sale of the Receivables to MSCMC, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms of the Bank's charter or by-laws or any legal restriction or any agreement or instrument to which the Bank is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject;

         (iv)  The Bank's deposits are insured by the FDIC;

          (v) The Bank does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

         (vi) There is no litigation pending or, to the Bank's knowledge, threatened, which if determined adversely to the Bank would adversely affect the execution, delivery or enforceability of this Agreement, or the ability of the Bank to service the Receivables hereunder in accordance with the terms hereof or which would have a material adverse effect on the financial condition of the Bank;

        (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Bank of or compliance by the Bank with this Agreement or the consummation of the transactions contemplated by this Agreement;

       (viii) The collection practices used by the Bank with respect to each Receivable have been in all respects legal, proper, prudent and customary in the origination and servicing of receivables similar to the Receivables;

         (ix) The chief executive office of the Bank is located in Boston, Massachusetts; and

          (x) Neither this Agreement nor any statement, report or other document furnished or to be furnished in connection with the sale of the Receivables to MSCMC or pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;

     SECTION 7.02.  Indemnities, etc. of Servicer.  The Servicer shall be
                    -----------------------------
liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement:

          (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

          (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Noteholders, the Certificateholders and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

          (c) The Servicer agrees to pay when due the compensation and any other amounts due to the Indenture Trustee and the Owner Trustee pursuant to Section 6.07 of the Indenture and Section of 8.02 of the Trust Agreement (in the event the Company cannot fully indemnify the Owner Trustee), as applicable.

     For purposes of this Section, in the event of the termination of the rights and obligations of the Bank (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

     Indemnification and other payments under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and the Indenture and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     SECTION 7.03.  Merger or Consolidation of, or Assumption of the
                    ------------------------------------------------
Obligations of, Servicer.  Any Person (a) into which the Servicer may be
------------------------
merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole or (d) with respect to the Servicer's obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by the Bank, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b), (c) or (d) above.

     SECTION 7.04. Limitation on Liability of Servicer and Others. Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Noteholders or
Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless
disregard of  obligations and duties  under  this Agreement.    The  Servicer
and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

     Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Noteholders under the Indenture and of the Certificateholders under the Trust Agreement.

     SECTION 7.05.  Bank Not To Resign as Servicer.  Subject to the
                    ------------------------------
provisions of Section 7.03, the Bank shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Bank shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Bank in accordance with Section 8.02. In addition, in effecting such resignation, the Bank shall cooperate with the successor
Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of its responsibilities and rights as Servicer under this
Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by it for deposit, or shall thereafter be received by it with respect to any
Receivable. The Bank shall also give the successor Servicer access to the its records, software, systems, facilities and employees in order to facilitate the servicing transfer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files and the Servicer's duties to the successor Servicer and amending this Agreement to reflect such succession as Servicer shall be paid by the Bank upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of any such resignation, the Owner Trustee shall give notice thereof to the Rating Agencies.


                                 ARTICLE VIII

                                   Default
                                   -------

     SECTION 8.01.  Servicer Default.  If any one of the following events (a
                    ----------------
"Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom, which failure continues unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee (with a copy to the Indenture Trustee, if given by the Owner Trustee) or after discovery of such failure by an officer of the Servicer; or

          (b) failure by the Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Document, which failure shall
     (i) materially  and adversely  affect  the  rights  of  Noteholders  and
     (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer by the Owner Trustee or the Indenture Trustee (with a copy to the Indenture Trustee, if given by the Owner Trustee) or (B) to the Servicer, and to the Owner Trustee and the Indenture Trustee by the Noteholders or Certificateholders evidencing not less than 25% of the Outstanding Amount of the Notes or 25% of the Certificate Balance, respectively; or

          (c) the occurrence of an Insolvency Event with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the latest of receipt by the Servicer of such written notice or the date of termination specified in such notice or deemed specified pursuant to Section 8.02(d), all authority and power of the Servicer under this Agreement, whether with respect to the Notes or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to any Receivable. The predecessor servicer shall also give the successor Servicer access to the its records, software, systems, facilities and employees in order to facilitate the servicing transfer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files and the Servicer's duties to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Rating Agencies.

     SECTION 8.02.  Appointment of Successor. (a)  Upon the Servicer's
                    ------------------------
receipt of notice of termination pursuant to Section 8.01 or the Servicer's resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice (subject in each case to Section 8.02(d)) and, in the case of resignation, until the later of (i) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (ii) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer's termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee. Notwithstanding the above, the Indenture Trustee shall, if it shall be legally unable so to act, appoint or petition a court of competent jurisdiction to appoint any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of recreational vehicle and automotive receivables, as the successor to the Servicer under this Agreement.

     (b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     (c) The Servicer may not resign unless it is prohibited from serving as such by law.

     (d) Notwithstanding anything herein to the contrary, any notice of termination delivered by Noteholders pursuant to Section 8.01 that (i) does not contain therein a date as of which such termination shall take effect or
(ii) contains such a date of termination, shall be deemed, in the case of clauses (i) and (ii) to contain a date of termination which is no sooner than the date, established by the Indenture Trustee by notice to the Servicer, which shall be the earliest date practicable by which the Indenture Trustee is capable of assuming the functions of Servicer hereunder.

     SECTION 8.03.  Repayment of Advances.  If the Servicer shall change, the
                    ---------------------
predecessor Servicer shall be entitled to receive reimbursement for Outstanding Advances pursuant to Section 5.04 with respect to all Advances made by the predecessor Servicer.

     SECTION 8.04.  Notification to Noteholders.  Upon any termination of,
                    ---------------------------
or appointment of a successor to, the Servicer pursuant to this Article VIII, the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies.

     SECTION 8.05.  Waiver of Past Defaults.  The Holders of Notes evidencing
                    -----------------------
not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE IX

                                 Termination
                                 -----------

     SECTION 9.01.   Optional Purchase  of All  Receivables.  (a)  As  of the
                    ------------------------------------
last day of any Collection Period immediately preceding a Monthly Payment Date as of which the then outstanding Pool Balance is 10% or less of the Initial Pool Balance, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts. To exercise such option, the Servicer shall deposit pursuant to Section 5.05 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including Defaulted Receivables), plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Servicer, the Owner Trustee and the Indenture Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Servicer shall not be permitted to exercise such option unless the resulting distribution to Noteholders on the applicable Monthly Payment Date would be sufficient to pay the sum of the outstanding principal balance of the Notes and the Certificate Balance and all accrued but unpaid interest thereon.

     (b) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Monthly Payment Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Monthly Payment Date, on the Monthly Payment Date immediately following such deposit), the Servicer shall instruct the Indenture Trustee to make the following deposits (after the application on such Monthly Payment Date of the Total Distribution Amount) from the Insolvency Proceeds and any funds remaining in the Reserve Account, the Class A-9 Interest Account and the Class A-9 Principal Account (including the proceeds of any sale of investments therein as described in the following sentence):

          (i)  to  the  Note   Distribution  Account,  any  portion   of  the
     Noteholders' Interest Distributable Amount not otherwise deposited into the Note Distribution Account on such Monthly Payment Date;

          (ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Monthly Payment Date and on prior Monthly Payment Dates);

          (iii) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Monthly Payment Date;

          (iv) to the Certificate Distribution Account, the outstanding principal balance of the Certificates (after giving effect to the reduction in the outstanding principal balance of the Certificates to result from the deposits made in the Certificate Distribution Account on such Monthly Payment Date and on prior Monthly Payment Dates); and

          (v) any remaining amount to the Owner Trustee for distribution to the Company.

Any investments on deposit in the Trust Accounts, which will not mature on or before such Monthly Payment Date, shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Determination Date preceding such Monthly Payment Date.

     (c) As described in Article IX of the Trust Agreement, notice of any termination of the Issuer shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

     (d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement.


                                  ARTICLE X

                                Miscellaneous

     SECTION 10.01. Amendment.  This Agreement may be amended by the
                    ---------
Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the consent of the Indenture Trustee and the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this
Agreement or of modifying in any manner the rights of the Noteholders or Certificateholders; provided, however, that no such amendment shall
(a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Noteholders or Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of or the consent to any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(1). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or consent to any such amendment which affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     SECTION 10.02. Protection of Title to Trust.  (a)  The Depositor shall
                    ----------------------------
execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and of the Indenture Trustee in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-
402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in recreational vehicle and automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Trust.

     (i) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee, promptly after the execution and delivery of this Agreement, and of each amendment hereto and on each Monthly Payment Date occurring in September, an Opinion of Counsel (which may be an employee of the Servicer) stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest. and Each such Opinion of Counsel shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     (j) The Depositor shall, to the extent required by applicable law, cause the Notes and Certificates to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

     SECTION 10.03. Notices.  All demands, notices, directions,
                    -------
communications and instructions upon, to, or by the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Morgan Stanley ABS Capital II Inc. 1585 Broadway, New York, NY 10036 , Attention of General Counsel (212-761-4000) or the Servicer, to BankBoston, N.A., Attention of Director of Portfolio Management, (b) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (c) in the case of the Indenture Trustee, at the Corporate Trust Office, (d) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007, (e) in the case of Standard & Poor's, to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department, (f) in the case of Fitch Investors Service, L.P., to One State Street Plaza, New York, N.Y. 10004, and
(g) in the case of Duff & Phelps Credit Rating Co., to 17 State Street, 12th Floor, New York, New York 10004; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     SECTION 10.04. Assignment by the Depositor or the Servicer.
                    -------------------------------------------
Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

     SECTION 10.05. Limitations on Rights of Others.  The provisions of this
                    -------------------------------
Agreement are solely for the benefit of the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 10.06. Severability.  Any provision of this Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 10.07. Separate Counterparts.  This Agreement may be executed
                    ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 10.08. Headings.  The headings of the various Articles and
                    --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 10.09. Governing Law.  This Agreement shall be construed in
                    -------------
accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 10.10. Assignment by Issuer.  The Depositor and the Servicer
                    --------------------
hereby acknowledge and consent to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     SECTION 10.11. Nonpetition Covenants.  Notwithstanding any prior
                    ---------------------
termination of this Agreement, the Servicer and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     SECTION 10.12. Limitation of Liability of Owner Trustee and Indenture
                    ------------------------------------------------------
Trustee.   (a)  Notwithstanding anything  contained herein  to the  contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of
which recourse  shall be had  solely to  the assets of  the Issuer.   For all
purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                              BANKBOSTON RECREATIONAL VEHICLE
                              ASSET BACKED TRUST 1997-1



                              By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Owner
                                   Trustee on behalf of the Trust


                                   By: /s/ Patricia A. Evans
                                       --------------------------
                                   Name:  Patricia A. Evans
                                   Title: Financial Services Officer


                              Morgan Stanley ABS Capital II Inc.
                               Depositor



                              By: /s/ James P. Fadel
                                  -------------------------------
                              Name:   James P. Fadel
                              Title:  Authorized Signatory


                              BankBoston, N.A.,
                               Seller and Servicer



                              By:  /s/ Paul C. Mangelsdorf III
                                   -------------------------------
                              Name:  Paul C. Mangelsdorf III
                              Title: Director, National Lending



Acknowledged and accepted
as of the day and year
first above written:

The Chase Manhattan Bank,
not in its individual capacity
but solely as Indenture Trustee



By: /s/ Daniel C. Brown
    ---------------------------
Name:  Daniel C. Brown
Title: Asst. Vice President


                                                                   APPENDIX A

                               DEFINITIONS LIST

     "Accelerated Principal Distribution Amount" means, with respect to
      -----------------------------------------


any Monthly Payment Date, the portion, if any, of the Total Distribution Amount for the related Collection Period that remains after payment of (a) the Servicing Fee, (b) the interest due on the Notes (including deposits to the Class A-9 Interest Account) (c) the Regular Principal Distribution Amount, (d) the amount of interest due on the Certificates and (e) the amount, if any, required to be deposited into the Reserve Account.

     "Act" has the meaning specified in Section 11.03(a) of the Indenture.
      ---

     "Advance" means a Simple Interest Advance.
      -------

     "Affiliate" means, with respect to any specified Person, any other
      ---------
Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Amount Financed" means with respect to a Receivable, the amount
      ---------------
advanced toward the purchase price of the Financed Vehicles and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicles.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual
      ----------------------      ---
rate of finance charges stated in the related Contract.

     "Authorized Officer" means, with respect to the Issuer, any officer
      ------------------
of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Bank" means BankBoston, N.A., a national banking association or its
      ----
successors in interest.

     "Bank Defective Receivable":  has the meaning given in Section 3.01
      -------------------------
of the Sale and Servicing Agreement.

     "Bank Information":  With respect to any offering materials or
      ----------------
computational materials, the information included therein regarding the Bank, its servicing procedures, the Receivables and the underwriting guidelines and procedures used to originate the Receivables, including such information used in calculating such computational materials.

     "Basic Documents" means the Sale and Servicing Agreement, the
      ---------------
Indenture, the Trust Agreement, the Note Depository Agreement and the Certificate Depository Agreement and the other documents and certificates delivered in connection therewith.

     "Benefit Plan" has the meaning assigned to such term in Section 11.13
      ------------
of the Trust Agreement.

     "Book-Entry Notes" means a beneficial interest in the Notes,
      ----------------
ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

     "Business Day" means any day other than a Saturday, a Sunday or a day
      ------------
on which banking institutions or trust companies in the Commonwealth of Massachusetts and the State of New York are authorized or obligated by law, regulation or executive order to remain closed.

     "Business Trust Statute" means Chapter 38 of Title 12 of the Delaware
      ----------------------
Code, 12 Del. Code Section 3801 et seq., as the same may be amended from
         ---- ----
time to time.

     "Certificate Balance" equals, initially, $51,140,000 and, thereafter,
      -------------------
equals the Initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Depository Agreement" means the agreement dated August
      --------------------------------
18, 1997, among the Trust, the Owner Trustee, and The Depository Trust Company, as the initial Clearing Agency, relating to the Certificates, as the same may be amended and supplemented from time to time.

     "Certificate Distribution Account" has the meaning assigned to such
      --------------------------------
term in the Trust Agreement.

     "Certificate Owner" means, with respect to a Book-Entry Certificate,
      -----------------
the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate Register" and "Certificate Registrar"  means the
      --------------------       ---------------------
register mentioned in and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

     "Certificate of Trust" means the Certificate of Trust in the form of
      --------------------
Exhibit B filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Pool Factor" means, as of the close of business on the
      -----------------------
last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Monthly Payment Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificateholder" has the meaning assigned to such term in the
      -----------------
Trust Agreement.

     "Certificateholders' Distributable Amount" means, with respect to any
      ----------------------------------------
Monthly Payment Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount for such date.

     "Certificateholders' Excess Distributable Amount" means, with respect
      -----------------------------------------------
to each Monthly Payment Date, the lesser of (i) the Accelerated Principal Distribution Amount and (ii) the amount, if any, necessary after application of the Certificateholders' Regular Principal Distribution amount for such Monthly Payment Date, to reduce the aggregate principal amount of the Certificates so that the Overcollateralization Amount will equal the Targeted Overcollateralization amount after application of principal payments for such Monthly Payment Date.

     "Certificateholders' Interest Carryover Shortfall" means, with
      ------------------------------------------------
respect to any Monthly Payment Date, the excess of the sum of the Certificateholders' Monthly Interest Distributable Amount for the preceding Monthly Payment Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Monthly Payment Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Monthly Payment Date, plus 30 days' interest on such excess, to the extent permitted by law, at the Pass-Through Rate.

     "Certificateholders' Interest Distributable Amount" means, with
      -------------------------------------------------
respect to any Monthly Payment Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Monthly Payment Date and the Certificateholders' Interest Carryover Shortfall for such Monthly Payment Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Sale and Servicing Agreement and the Basic Documents.

     "Certificateholders' Monthly Interest Distributable Amount" means,
      ---------------------------------------------------------
with respect to any Monthly Payment Date, 30 days of interest (or, in the case of the first Monthly Payment Date, interest accrued from and including the Closing Date) at the Pass-Through Rate on the Certificate Balance on the last day of the preceding Collection Period (or, in the case of the first Monthly Payment Date, on the Closing Date).

     "Certificateholders' Monthly Principal Distributable Amount" means,
      ----------------------------------------------------------
with respect to any Monthly Payment Date prior to the Monthly Payment Date on which the Notes are paid in full, zero; and with respect to any Monthly Payment Date on or after the Monthly Payment Date on which the Notes are paid in full, the lesser of (i) the sum of the Regular Principal Distribution Amount plus the Accelerated Principal Distribution Amount for such Monthly Payment Date and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Certificates so that the Overcollateralization Amount will equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date (less, on the Monthly Payment Date on which the Notes are paid in full, the portion thereof payable as the Noteholders' Monthly Principal Distributable Amount on the Notes).

     "Certificateholders' Principal Carryover Shortfall" means, as of the
      -------------------------------------------------
close of any Monthly Payment Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Monthly Payment Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Monthly Payment Date.

     "Certificateholders' Principal Distributable Amount" means, with
      --------------------------------------------------
respect to any Monthly Payment Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Monthly Payment Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Monthly Payment Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Payment Date, the principal required to be included in the Certificateholders' Principal Distributable Amount will include the lesser of (a) any principal due and remaining unpaid on each Simple Interest Receivable, in each case, in the Trust as of the Final Stated Maturity Date or (b) the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Certificateholders' Regular Principal Distributable Amount" means,
      ----------------------------------------------------------
with respect to each Monthly Payment Date, the lesser of (i) the Regular Principal Distribution Amount and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Certificates so that the Overcollateralization Amount will equal the Targeted Overcollateralization amount after application of principal payments for such Monthly Payment Date.

     "Certificates" means the Trust Certificates (as defined in the Trust
      ------------
Agreement).

     "Class" means any one of the classes of Notes.
      -----

     "Class A-9 Interest Account" means the account designated as such,
      --------------------------
established and maintained pursuant to Section 5.01(a)(iv) of the Sale and Servicing Agreement.

     "Class A-1 Interest Rate" means 5.5975% per annum (computed on the
      -----------------------
basis of the actual number of days in each Interest Accrual Period divided by
360).

     "Class A-2 Interest Rate" means 6.4425% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-3 Interest Rate" means 6.4325% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-4 Interest Rate" means 6.33% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-5 Interest Rate" means 6.35% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-6 Interest Rate" means 6.44% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-7 Interest Rate" means 6.48% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-8 Interest Rate" means 6.54% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-9 Interest Rate" means 6.63% per annum (computed on the
      -----------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-10 Interest Rate" means 6.39% per annum (computed on the
      ------------------------
basis of a 360-day year consisting of twelve 30-day months).

     "Class A-1 Noteholder" means the Person in whose name a Class A-1
      --------------------
Note is registered in the Note Register.

     "Class A-2 Noteholder" means the Person in whose name a Class A-2
      --------------------
Note is registered in the Note Register.

     "Class A-3 Noteholder" means the Person in whose name a Class A-3
      --------------------
Note is registered in the Note Register.

     "Class A-4 Noteholder" means the Person in whose name a Class A-4
      --------------------
Note is registered in the Note Register.

     "Class A-5 Noteholder" means the Person in whose name a Class A-5
      --------------------
Note is registered in the Note Register.

     "Class A-6 Noteholder" means the Person in whose name a Class A-6
      --------------------
Note is registered in the Note Register.

     "Class A-7 Noteholder" means the Person in whose name a Class A-7
      --------------------
Note is registered in the Note Register.

     "Class A-8 Noteholder" means the Person in whose name a Class A-8
      --------------------
Note is registered in the Note Register.

     "Class A-9 Noteholder" means the Person in whose name a Class A-9
      --------------------
Note is registered in the Note Register.

     "Class A-10 Noteholder" means the Person in whose name a Class A-10
      ---------------------
Note is registered in the Note Register.

     "Class A Notes" means the Class A-1 Notes, Class A-2 Notes, Class A-3
      -------------
Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class A-8 Notes, Class A-9 Notes and Class A-10 Notes.

     "Class A-1 Notes" means the 5.5975%  Asset Backed Notes, Class A-1,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-2 Notes" means the 6.4425%  Asset Backed Notes, Class A-2,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-3 Notes" means the 6.4325%  Asset Backed Notes, Class A-3,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-4 Notes" means the 6.33%  Asset Backed Notes, Class A-4,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-5 Notes" means the 6.35%  Asset Backed Notes, Class A-5,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-6 Notes" means the 6.44%  Asset Backed Notes, Class A-6,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-7 Notes" means the 6.48%  Asset Backed Notes, Class A-7,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-8 Notes" means the 6.54%  Asset Backed Notes, Class A-8,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-9 Notes" means the 6.63%  Asset Backed Notes, Class A-9,
      ---------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-10 Notes" means the 6.39%  Asset Backed Notes, Class A-10,
      ----------------
substantially in the form of Exhibit A to the Indenture.

     "Class A-9 Principal Account" means the account designated as such,
      ---------------------------
established and maintained pursuant to Section 5.01(a)(v) of the Sale and Servicing Agreement.

     "Class A-1 Stated Maturity Date" means September 15, 1998.
      ------------------------------

     "Class A-2 Stated Maturity Date" means September 15, 2000.
      ------------------------------

     "Class A-3 Stated Maturity Date" means December 15, 2002.
      ------------------------------

     "Class A-4 Stated Maturity Date" means April 15, 2004.
      ------------------------------

     "Class A-5 Stated Maturity Date" means October 15, 2005.
      ------------------------------

     "Class A-6 Stated Maturity Date" means January 15, 2007.
      ------------------------------

     "Class A-7 Stated Maturity Date" means July 15, 2008.
      ------------------------------

     "Class A-8 Stated Maturity Date" means February 15, 2009.
      ------------------------------

     "Class A-9 Stated Maturity Date" means August 15, 2010
      ------------------------------

     "Class A-10 Stated Maturity Date" means January 15, 2003.
      -------------------------------

     "Clearing Agency" means an organization registered as a "clearing
      ---------------
agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" means a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means August 18, 1997.
      ------------

     "Code" means the Internal Revenue Code of 1986, as amended, and
      ----
Treasury Regulations promulgated thereunder.

     "Collateral" has the meaning specified in the Granting Clause of the
      ----------
Indenture.

     "Collection Account" means the account designated as such,
      ------------------
established and maintained pursuant to Section 5.01(a)(i) of the Sale and Servicing Agreement.

     "Collection Period" means a calendar month.  Any amount stated as of
      -----------------
the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (1) all applications of collections
(2) all Advances and reductions of Outstanding Simple Interest Advances and
(3) all distributions to be made on the following Monthly Payment Date.

     "Company" means RV Marine Funding Corporation, a Delaware Corporation
      -------
and an affiliate of the Bank, or its successors in interest thereto.

     "Computer Tape" means the computer tape containing information on the
      -------------
Bank's and its subsidiaries' entire portfolio of recreational vehicle receivables and motor vehicle receivables delivered by the Bank to the Issuer.

     "Contract" means a recreational vehicle or automotive retail
      --------
installment sale contract or installment loan.

     "Conveyed Property" has the meaning specified in Section 2.02 of the
      -----------------
Sale and Servicing Agreement.

     "Corporate Trust Office" means (i) the office of the Indenture
      ----------------------
Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of the Indenture is located at 450 West 33rd Street (15th Floor), New York, New York 10001; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Depositor, or the principal corporate trust office of any successor Indenture Trustee (of which address such successor Indenture Trustee will notify the Noteholders and the Depositor) and (ii) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 or at such other address as the Owner Trustee may designate by notice to the Certificate Owners, the Indenture Trustee, the Noteholders, the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (of which address such successor Owner Trustee will notify the Certificateholders, the Indenture Trustee and the Depositor).

     "Cutoff Date" means August 18, 1997
      -----------

     "Dealer" means the dealer who sold a Financed Vehicle to an Obligor
      ------
and who originated and assigned the related Receivable to the Seller.

     "Dealer Agreement":  An agreement between a Dealer and Ganis pursuant
      ----------------
to which Ganis purchased one or more Receivables.

     "Default" means any occurrence that is, or with notice or the lapse
      -------
of time or both would become, an Event of Default.

     "Defaulted Receivable" means a Receivable as to which (a) all or any
      --------------------
part of a scheduled payment is 120 days past due and the Servicer has not repossessed the related Financed Vehicle or (b) the Servicer has repossessed and liquidated the related Financed Vehicle, whichever occurs first.

     "Definitive Notes" has the meaning specified in Section 2.10 of the
      ----------------
Indenture.

     "Definitive Certificates" shall have the meaning set forth in
      -----------------------
Section 3.11 of the Trust Agreement.

     "Delivery" when used with respect to Trust Account Property means:
      --------

          (1) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

          (2) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (3) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security and the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

     "Demand Note" means, in the case of the Company, the Demand Note
      -----------
dated August 18, 1997, from BankBoston Corporation to the Company.

     "Depositor" means Morgan Stanley ABS Capital II Inc., in its capacity
      ---------
as depositor under the Sale and Servicing Agreement, and its successor in interest.

     "Depositor Defective Receivable":  has the meaning given in Section
      ------------------------------
3.02 of the Sale and Servicing Agreement.

     "Determination Date" means, with respect to any Monthly Payment Date,
      ------------------
the Business Day immediately preceding such Monthly Payment Date.

     "Eligible Deposit Account" means either (1) a segregated account with
      ------------------------
an Eligible Institution or (2) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (1) the corporate trust department of
      --------------------
the Indenture Trustee, the Owner Trustee or (2) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) which has either (A)a long-term unsecured debt rating of AAA or better by Standard & Poor's and A1 or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard & Poor's and P-1 or better by Moody's, or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee or, the Owner Trustee may be considered an Eligible Institution for the purposes of clause (2) of this definition.

     "Eligible Investments" means book-entry securities, negotiable
      --------------------
instruments or securities represented by instruments in bearer or registered form which evidence:

          (1) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

          (2) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

          (3) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

          (4) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

          (5) bankers' acceptances issued by any depository institution or trust company referred to in clause (2) above;

          (6) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (2);

          (7) repurchase obligations with respect to any security or whole loan, entered into with (i) a depository institution or trust company (acting as principal) described in clause (2) above (except that the rating referred to in the proviso in such clause (b) shall be A-1 or higher in the case of Standard & Poor's) (such depository institution or trust company being referred to in this definition as a "financial institution"), (ii) a broker/dealer (acting as principal) registered as a broker or dealer under Section 15 of the Exchange Act (a "broker/dealer") the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "rated broker/dealer"),
     (iii) an unrated broker/dealer (an "unrated broker/dealer"), acting as principal, that is a wholly-owned subsidiary of a non-bank holding company the unsecured short-term debt obligations of which are rated P-1 by Moody's and at least A-1 by Standard & Poor's at the time of entering into such repurchase obligation (a "Rated Holding Company") or (iv) an unrated subsidiary (a "Guaranteed Counterparty"), acting as principal, that is a wholly-owned subsidiary of a direct or indirect parent Rated Holding Company, which guarantees such subsidiary's obligations under such repurchase agreement; provided that the following conditions are satisfied:

               (A) the aggregate amount of funds invested in repurchase obligations of a financial institution, a rated broker/dealer, an unrated broker/dealer or Guaranteed Counterparty in respect of which the Standard & Poor's unsecured short-term ratings are A-1 (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall not exceed 20% of the sum of the then outstanding principal balance of the Notes and the Certificate Balance (there being no limit on the amount of funds that may be invested in repurchase obligations in respect of which such Standard & Poor's rating is A-1+ (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company));

               (B) in the case of the Reserve Account, the rating from Standard & Poor's in respect of the unsecured short-term debt obligations of the financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty (in the case of an unrated broker/dealer or Guaranteed Counterparty, such rating being that of the related Rated Holding Company) shall be A-1+;

               (C) the repurchase obligation must mature within 30 days of the date on which the Indenture Trustee or the Issuer, as applicable, enters into such repurchase obligation;

               (D) the repurchase obligation shall not be subordinated to any other obligation of the related financial institution, rated broker/dealer, unrated broker/dealer or Guaranteed Counterparty;

               (E) the collateral subject to the repurchase obligation is held, in the appropriate form, by a custodial bank on behalf of the Indenture Trustee or the Issuer, as applicable;

               (F) the repurchase obligation shall require that the collateral subject thereto shall be marked to market daily;

               (G) in the case of a repurchase obligation of a Guaranteed Counterparty, the following conditions shall also be satisfied:

                    (i) the Indenture Trustee or the Issuer, as applicable, shall have received an opinion of counsel (which may be in-house counsel) to the effect that the guarantee of the related Rated Holding Company is a legal, valid and binding agreement of the Rated Holding Company, enforceable in accordance with its terms, subject as to enforceability to bankruptcy, insolvency, reorganization and moratorium or other similar laws affecting creditors' rights generally and to general equitable principles;

                    (ii) the Indenture Trustee or the Issuer, as applicable, shall have received (x) an incumbency certificate for the signer of such guarantee, certified by an officer of such Rated Holding Company and (y) a resolution, certified by an officer of the Rated Holding Company, of the board of directors (or applicable committee thereof) of the Rated Holding Company authorizing the execution, delivery and performance of such guarantee by the Rated Holding Company;

                    (iii) the only conditions to the obligation of such Rated Holding Company to pay on behalf of the Guaranteed Counterparty shall be that the Guaranteed Counterparty shall not have paid under such repurchase obligation when required (it being understood that no notice to, demand on or other action in respect of the Guaranteed Counterparty is necessary) and that the Indenture Trustee or the Issuer shall make a demand on the Rated Holding Company to make the payment due under such guarantee;

                    (iv) the guarantee of the Rated Holding Company shall be irrevocable with respect to such repurchase obligation and shall not be subordinated to any other obligation of the Rated Holding Company; and

                    (v) each of Standard & Poor's and Moody's has confirmed in writing to the Indenture Trustee or Issuer, as applicable, that it has reviewed the form of the guarantee of the Rated Holding Company and has determined that the issuance of such guarantee will not result in the downgrade or withdrawal of the ratings assigned to the Notes.

               (H) the repurchase obligation shall require that the repurchase obligation be overcollateralized and shall provide that, upon any failure to maintain such overcollateralization, the repurchase obligation shall become due and payable, and unless the repurchase obligation is satisfied immediately, the collateral subject to the repurchase agreement shall be liquidated and the proceeds applied to satisfy the unsatisfied portion of the repurchase obligation;

          (8) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment will not result in a withdrawal or downgrading of the ratings on the Notes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Event of Default" has the meaning specified in Section 5.01 of the
      ----------------
Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Executive Officer" means, with respect to any corporation, the Chief
      -----------------
Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation; and with respect to any partnership, any general partner thereof.

     "Expenses" shall have the meaning assigned to such term in
      --------
Section 8.02 of the Trust Agreement.

     "FDIC" means the Federal Deposit Insurance Corporation or any
      ----
successor organization.

     "Fidelity Bond":  A fidelity bond to be maintained by the Servicer
      -------------
pursuant to Section 4.15 of the Sale and Servicing Agreement.

     "Final Scheduled Maturity Date" means the Monthly Payment Date
      -----------------------------
immediately following the scheduled maturity date of the Receivables.

     "Final Scheduled Payment Date" means November 15, 2017.
      ----------------------------

     "Financed Vehicle" means a new or used recreational vehicle,
      ----------------
automobile, or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Ganis" means Ganis Credit Corporation, a Delaware corporation or its
      -----
successors in interest.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate,
      -----
remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and a right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     "Holder" means the Person in whose name is registered on the Note
      ------
Register or Certificate Register, as applicable.

     "Indemnified Parties" shall have the meaning assigned to such term in
      -------------------
Section 8.02. of the Trust Agreement.

     "Indenture" means the Indenture dated as of August 18, 1997, between
      ---------
the Issuer and the Indenture Trustee.

     "Indenture Trustee" means The Chase Manhattan Bank, a New York
      -----------------
corporation, as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

     "Independent" means, when used with respect to any specified Person,
      -----------
that the Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.


     "Independent Certificate" means a certificate or opinion to be
      -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Indenture and that the signer is Independent within the meaning thereof.

     "Initial Certificate Balance" means $51,140,000.
      ---------------------------

     "Initial Pool Balance" means $852,327,421.
      --------------------

     "Insolvency Event" means, with respect to a specified Person, (1) the
      ----------------
filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (2) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Insurance Policy":  With respect to a Receivable, any insurance
      ----------------
policy benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

     "Interest Accrual Period" means the calendar month preceding each
      -----------------------
Monthly Payment Date (or in the case of the first Monthly Payment Date, the period from the Closing Date until August 31, 1997) and with respect to the Class A-1 Notes, the period from the immediately preceding Monthly Payment Date(or in the case of the first Monthly Payment Date, from the Closing Date) to and including the day preceding the applicable Monthly Payment Date.

     "Interest Rate" means the interest rate for any one or more of the
      -------------
Classes of Notes, or collectively for all Classes of Notes, in each case as the context requires.

     "Investment Earnings" means, with respect to any Monthly Payment
      -------------------
Date, the realized investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be distributed on such Monthly Payment Date pursuant to Section 5.01(b) of the Sale and Servicing Agreement.

     "Issuer" means BankBoston Recreational Vehicle Asset Backed
      ------
Trust 1997-1 until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

     "Issuer Order" or "Issuer Request" means a written order or request
      ------------      --------------
signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" means a security interest, lien, charge, pledge, equity or
      ----
encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Lien Certificate":  With respect to a Financed Vehicle, an original
      ----------------
certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term "Lien Certificate" shall mean only a certificate or notification issued to a secured party.

     "Liquidation Proceeds" means, with respect to any Defaulted
      --------------------
Receivable, the monies collected in respect thereof, from whatever source, on a Defaulted Receivable during the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of any amounts of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Defaulted Receivable.

     "Listed Receivable" means any Receivable listed on the Exceptions
      -----------------
Report prepared by First Trust National Association and attached to the Sale and Servicing Agreement as Exhibit D.

     "Monthly Payment Date" means, with respect to each Collection Period,
      --------------------
the 15th day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on September 15, 1997.

     "Moody's" means Moody's Investors Service, Inc., or its successor.
      -------

     "MSCMC" means Morgan Stanley Commercial Mortgage Capital, Inc., a
      -----
Delaware Corporation and an affiliate of the Depositor.

     "Nonquarterly Payment Date" means a Monthly Payment Date that is not
      -------------------------
a Quarterly Payment Date.

     "Note" means any Class A Note.
      ----

     "Note Depository Agreement" means the agreement dated August 18,
      -------------------------
1997, among the Trust, the Indenture Trustee, and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, as the same may be amended and supplemented from time to time.

     "Note Distribution Account" means the account designated as such,
      -------------------------
established and maintained pursuant to Section 5.01 of the Sale and Servicing Agreement.

     "Note Owner" means, with respect to a Book-Entry Note, the Person who
      ----------
is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Pool Factor" means, with respect to each Class of Notes as of
      ----------------
the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Monthly Payment Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal balance of such Class of Notes.

     "Note Register" and "Note Registrar" have the respective meanings
      -------------       --------------
specified in Section 2.04 of the Indenture.

      "Noteholder" means the Person in whose name a Note is registered on
       ----------
the Note Register.

     "Noteholders' Distributable Amount" means, with respect to any
      ---------------------------------
Monthly Payment Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount for such Monthly Payment Date.

     "Noteholders' Excess Distributable Amount" means, with respect to
      ----------------------------------------
each Monthly Payment Date, the lesser of (i) the Accelerated Principal Distribution Amount and (ii) the amount, if any, necessary after application of the Noteholders' Regular Principal Distribution amount for such Monthly Payment Date, to reduce the aggregate principal amount of the Notes so that the Overcollateralization Amount will equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date.

     "Noteholders' Interest Carryover Shortfall" means, with respect to
      -----------------------------------------
any Monthly Payment Date, the excess of the sum of the Noteholders' Monthly Interest Distributable Amount for the preceding Monthly Payment Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Monthly Payment Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Monthly Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Monthly Payment Date, to the extent permitted by law, at the respective Interest Rates borne by each Class of the Notes for the related Interest Period.

     "Noteholders' Interest Distributable Amount" means, with respect to
      ------------------------------------------
any Monthly Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Monthly Payment Date and the Noteholders' Interest Carryover Shortfall for such Monthly Payment Date. For all purposes of the Sale and Servicing Agreement and the Basic Documents, interest with respect to the Notes shall be computed on the basis of twelve 30-day months in a 360-day year except for the Class A-1 Notes which will be calculated on the basis of the actual number days in a year divided by 360.

     "Noteholders' Monthly Interest Distributable Amount" means, with
      --------------------------------------------------
respect to any Monthly Payment Date, interest accrued for the related Interest Accrual Period on each Class of Notes at the respective Interest Rate for such Class on the outstanding principal balance of the Notes of such Class on the immediately preceding Monthly Payment Date (or, in the case of the first Monthly Payment Date, the Closing Date), after giving effect to all distributions of principal to the Noteholders of such Class on or prior to such Monthly Payment Date (or, in the case of the first Monthly Payment Date, on the Closing Date).

     "Noteholders' Monthly Principal Distributable Amount" means, with
      ---------------------------------------------------
respect to any Monthly Payment Date, the lesser of (i) the sum of the Regular Principal Distribution Amount plus the Accelerated Principal Distribution Amount for such Monthly Payment Date and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Notes so that the Overcollateralization Amount will equal the Targeted Overcollateralization Amount after application of principal payments for such Monthly Payment Date.

     "Noteholders' Principal Carryover Shortfall" means, as of the close
      ------------------------------------------
of any Monthly Payment Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Monthly Payment Date, over the amount in respect of principal that is actually deposited in the Note Distribution Account on such current Monthly Payment Date.

     "Noteholders' Principal Distributable Amount" means, with respect to
      -------------------------------------------
any Monthly Payment Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Monthly Payment Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Monthly Payment Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, (a) on the Class A-1 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-1 Notes to zero; (b) on the Class A-2 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-2 Notes to zero;
(c) on the Class A-3 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-3 Notes to zero; (d) on the Class A-4 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-4 Notes to zero; (e) on the Class A-5 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-5 Notes to zero; (f) on the Class A-6 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-6 Notes to zero; (g) on the Class A-7 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-7 Notes to zero;
(h) on the Class A-8 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-8 Notes to zero; (i) on the Class A-9 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal and all amounts available in the Class A-9 Principal Account) to reduce the Outstanding Amount of the Class A-9 Notes to zero; and (j) on the Class A-10 Stated Maturity Date, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such Monthly Payment Date and allocable to principal) to reduce the Outstanding Amount of the Class A-10 Notes to zero.

     "Noteholders' Regular Principal Distributable Amount" means, with
      ---------------------------------------------------
respect to each Monthly Payment Date, the lesser of (i) the Regular Principal Distribution Amount and (ii) the amount, if any, necessary to reduce the aggregate principal amount of the Notes so that the Overcollateralization Amount will equal the Targeted Overcollateralization amount after application of principal payments for such Monthly Payment Date.

     "Notes" means the Class A Notes.
      -----

     "Obligor" on a Receivable means the purchaser or co-purchasers of the
      -------
Financed Vehicle and any other Person who owes payments under the Receivable.

     "Officer's Certificate" means a certificate signed by any Authorized
      ---------------------
Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, and delivered to the Indenture Trustee and, with respect to any other Basic Document, means a certificate signed by any vice president, and the president, treasurer, assistant treasurer, secretary or assistant secretary of the Servicer or any other party specified in any such Basic Document as delivering an Officer's Certificate. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

     "Opinion of Counsel" means one or more written opinions of counsel
      ------------------
who may, except as otherwise expressly provided in the Indenture, be an employee of or counsel to the Issuer, the Servicer or the Depositor and who shall be satisfactory to the Indenture Trustee, and which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.01 of the Indenture and shall be in form satisfactory to the Indenture Trustee.

     "Outstanding" means, as of the date of determination, all Notes
      -----------
theretofore authenticated and delivered under the Indenture except:

          (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

          (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor or any Affiliate of any of the foregoing Persons.

     "Outstanding Amount" means the aggregate principal amount of all
      ------------------
Notes, or Class of Notes, as applicable, Outstanding at the date of determination.

     "Outstanding Simple Interest Advances" on the Simple Interest
      ------------------------------------
Receivables means the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 5.04 of the Sale and Servicing Agreement.

     "Overcollateralization Amount" means the amount which shall equal
      ----------------------------
zero as of the Closing Date and for any Monthly Payment Date shall equal the amount, if any, by which the Pool Balance as of the end of the related Collection Period exceeds the sum of the (i) aggregate principal amount of the Notes, (ii) the aggregate amount on deposit in the Class A-9 Principal Account and (iii) the Certificate Balance, after giving effect to all distributions made in respect of principal on such Monthly Payment Date.

     "Owner Trust Estate" means all right, title and interest of the Trust
      ------------------
in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

     "Owner Trustee" means Wilmington Trust Company, a Delaware banking
      -------------
corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee hereunder.

     "Participation Certificate"  means participation certificate No. 3
      -------------------------
issued by the Bank pursuant to the Participation and Servicing Agreement representing 100% undivided ownership interest in each Receivable.


     "Participation and Servicing Agreement" or "PSA" means the
      -------------------------------------      ---
participation and servicing agreement dated as of March 31, 1997, as amended August 18, 1997, between the Bank, as seller and MSCMC, as purchaser and initial certificateholder.

     "Pass-Through Rate" means 6.98%.
      -----------------

     "Paying Agent" means the Indenture Trustee or any other Person that
      ------------
meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account, the Note Distribution Account, the Class A-9 Interest Account and the Class A-9 Principal Account, including payments of principal of or interest on the Notes on behalf of the Issuer.

     "Percentage Interest" means, as to any Certificate, the percentage
      -------------------
interest, specified on the face thereof, in the distributions on the Certificates pursuant to the Trust Agreement.

     "Person" means any individual, corporation, estate, partnership,
      ------
joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" has the meaning assigned to such term in the
      -----------------
definition of "Delivery" above.

     "Pool Balance" means, as of the close of business on the last day of
      ------------
a Collection Period, the aggregate Principal Balance of the Receivables as of such day (excluding Purchased Receivables and Defaulted Receivables).

     "Predecessor Note" means, with respect to any particular Note, every
      ----------------
previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

     "Principal Balance" means as of the close of business on the last day
      -----------------
of a Collection Period the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such date and allocable to principal using the Simple Interest Method and
(ii) any payment of the Purchase Amount for such Receivable allocable to principal.

     "Proceeding" means any suit in equity, action at law or other
      ----------
judicial or administrative proceeding.

     "Purchase Amount" means the amount, as of the close of business on
      ---------------
the last day of a Collection Period, required to prepay in full a Receivable under the terms thereof including interest to the end of the month of purchase.

     "Purchased Receivable" means a Receivable purchased as of the close
      --------------------
of business on the last day of a Collection Period by the Servicer pursuant to Section 4.07 of the Sale and Servicing Agreement, by the Bank pursuant to
Section 3.01 of the Sale and Servicing Agreement or the Depositor pursuant to
Section 3.02 of the Sale and Servicing Agreement.

     "Quarterly Payment Date" means the 15th day of November, February,
      ----------------------
May and August or if such day is not a Business Day, the immediately following Business Day, commencing November 17, 1997.

     "Rating Agency" means Moody's and Standard & Poor's or, if no such
      -------------
organization or successor is any longer in existence, a nationally recognized statistical rating organization or other comparable Person designated by the Depositor, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer. Any notice required to be given to a Rating Agency pursuant to the Sale and Servicing Agreement shall also be given to Fitch Investors Service, L.P. and Duff & Phelps Credit Rating Co., although, except as set forth above, neither shall be deemed to be a Rating Agency for any purposes of the Sale and Servicing Agreement.

     "Rating Agency Condition" means, with respect to any action, that
      -----------------------
each Rating Agency shall have been given 10 Business Days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Depositor, the Servicer and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes.

     "Realized Losses" means, with respect to any Receivable that becomes
      ---------------
a Defaulted Receivable during any Collection Period, the excess of the Principal Balance of such Defaulted Receivable over all Liquidation Proceeds or other amounts to the extent allocable to principal during such Collection Period.

     "Receivable" means any retail installment sales contract or
      ----------
installment loan for recreational vehicles, automobiles or light-duty trucks listed on Schedule A to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche).

     "Receivable Files" means the documents specified in Section 3.03 of
      ----------------
the Sale and Servicing Agreement.

     "Record Date" shall mean, with respect to any Monthly Payment Date or
      -----------
Redemption Date, the close of business on the day immediately preceding such Monthly Payment Date or, if Definitive Certificates are issued pursuant to
Section 3.13 of the Trust Agreement, the last day of the month preceding such Monthly Payment Date and if Definitive Notes have been issued pursuant to
Section 2.12 of the Indenture, the last day of the month preceding such Monthly Payment Date.

     "Recoveries" means, with respect to any Receivable that becomes a
      ----------
Defaulted Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Defaulted Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

     "Redemption Date" means, in the case of a redemption of the Notes
      ---------------
pursuant to Section 10.01(a) of the Indenture or a payment to Noteholders pursuant to Section 10.01(b) of the Indenture, the Monthly Payment Date specified by the Servicer or the Issuer pursuant to Section 10.01(a) or (b), as applicable.

     "Redemption Price" means (a) in the case of a redemption of the Notes
      ----------------
pursuant to Section 10.01(a) of the Indenture, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the respective Interest Rates for each Class of Notes being so redeemed, or (b) in the case of a payment made to Noteholders pursuant to
Section 10.01(b) of the Indenture, the amount on deposit in the Note Distribution Account, but not in excess of the amount specified in clause (a) above.

     "Registered Holder" means the Person in whose name a Note is
      -----------------
registered on the Note Register on the applicable Record Date.

     "Registrar of Titles":  With respect to any state, the governmental
      -------------------
agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

     "Regular Principal Distribution Amount" means, with respect to any
      -------------------------------------
Monthly Payment Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Monthly Payment Date: (i) that portion of all collections on Receivables allocable to principal, (ii) all Liquidation Proceeds or other collections attributable to the principal amount of Receivables that became Defaulted Receivables during such Collection Period, plus the amount of Realized Losses with respect to the Defaulted Receivables, (iii) to the extent attributable to principal, the Purchase Amount of each Receivables that became a Purchased Receivable during such Collection Period and (iv) partial payments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (i) above.

     "Reserve Account Initial Deposit" means an amount equal to
      -------------------------------
$4,261,637.10

     "Reserve Account" means the account designated as such, established
      ---------------
and maintained pursuant to Section 5.01(a)(iii) of the Sale and Servicing Agreement.

     "Responsible Officer" means, with respect to the Indenture Trustee,
      -------------------
any Trust Officer thereof.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing
      ----------------------------
Agreement dated as of August 18, 1997, among the Issuer, the Depositor, and BankBoston, N.A., as servicer as the same may be amended or supplemented from time to time.

     "Schedule of Receivables" means the list of the Receivables set forth
      -----------------------
in Schedule A to the Sale and Servicing Agreement (which Schedule may be in the form of microfiche).

     "Secretary of State" shall mean the Secretary of State of the State
      ------------------
of Delaware.

     "Securities" means the Notes and the Certificates.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Seller" means BankBoston, N.A., a national banking association, or
      ------
its successors in interest.

     "Servicer" means BankBoston, N.A., as the servicer of the
      --------
Receivables, and each successor to BankBoston, N.A. (in the same capacity).

     "Servicer Default" means an event specified in Section 8.01 of the
      ----------------
Sale and Servicing Agreement.

     "Servicer's Certificate" means a certificate of the Servicer
      ----------------------
delivered pursuant to Section 4.09 of the Sale and Servicing Agreement, substantially in the form of Exhibit B.

     "Servicing Fee" means the fee payable to the Servicer for services
      -------------
rendered during each Collection Period, determined pursuant to Section 4.08 of the Sale and Servicing Agreement.

     "Servicing Fee Rate" means .50% per annum.
      ------------------

     "Simple Interest Advance" means the amount of interest, as of the
      -----------------------
close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to
Section 5.04 of the Sale and Servicing Agreement.

     "Simple Interest Method" means the method of allocating a fixed level
      ----------------------
payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

     "Simple Interest Receivable" means any Receivable under which the
      --------------------------
portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "Specified Reserve Account Balance" means, with respect to any
      ---------------------------------
Monthly Payment Date, the lesser of (i) 1% of the Initial Pool Balance and
(ii) the outstanding principal balance of the Securities.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a
      -----------------
division of The McGraw-Hill Companies, Inc., or its successor.

     "State" means any one of the 50 States of the United States of
      -----
America or the District of Columbia.

     "Stated Maturity Date" means, with respect to any class of Notes, the
      --------------------
Monthly Payment Date set forth below opposite such class of Notes on which, to the extent not previously paid, the outstanding principal amount of such Class of Notes will be payable.

          CLASS OF NOTES      STATED MATURITY DATE
          --------------      --------------------

          Class A-1           September 15, 1998
          Class A-2           September 15, 2000
          Class A-3           December 15, 2002
          Class A-4           April 15, 2004
          Class A-5           October 15, 2005
          Class A-6           January 15, 2007
          Class A-7           July 15, 2008
          Class A-8           February 15, 2009
          Class A-9           August 15, 2010
          Class A-10               January 15, 2003

     "Successor Servicer" has the meaning specified in Section 3.07(e) of
      ------------------
the Indenture.

     "Targeted Overcollateralization Amount" means, for any Monthly
      -------------------------------------
Payment Date, will be an Overcollateralization Amount equal to 1% of the Pool Balance as of the end of the related Collection Period after giving effect to all distributions in respect of principal to be made on such Monthly Payment Date.

     "Total Distribution Amount" means, with respect to any Monthly
      -------------------------
Payment Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Monthly Payment Date: (1) all collections on Receivables allocable to interest and principal (2) all Liquidation Proceeds or other collections attributable to accrued interest on or the principal amount of Receivables that became Defaulted Receivables during such Collection Period, plus the amount of Realized Losses with respect to the Defaulted Receivables, (3) all Advances made by the Servicer on the Receivables, (4) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period, (5) all Recoveries and (6) partial payments relating to refunds of extended warranty protection plan costs or of physical damage, credit life or disability insurance policy premiums, but only if such costs or premiums were financed by the respective Obligors thereon as of the date of the original contract and only to the extent not included under clause (1) above;
provided, however, that in calculating the Total Distribution Amount the following will be excluded: (i) all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables, the Purchase Amount of which has been included in the Total Distribution Amount in a prior Collection Period; (ii) amounts received in respect of interest on the Receivables (which amounts will be determined based on the Simple Interest Method) during such preceding Collection Period in excess of the amount of interest that would be due on the aggregate Principal Balance of the Receivables during such Collection Period at their respective APRs if a payment were received on each Receivable during such Collection Period on the date payment is due under the terms of such Receivable; and (iii) Liquidation Proceeds with respect to a Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Advances.

     "Treasury Regulations" shall mean regulations, including proposed or
      --------------------
temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" means the Issuer.
      -----

     "Trust Account Property" means the Trust Accounts, all amounts and
      ----------------------
investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Trust Accounts" has the meaning assigned thereto in Section 5.01 in
      --------------
the Sale and Servicing Agreement.

     "Trust Agreement" means the Amended and Restated Trust Agreement
      ---------------
dated as of August 18, 1997, among the Depositor, the Owner Trustee and the Company.

     "Trust Estate" means all money, instruments, rights and other
      ------------
property that are subject or intended to be subject to the lien and security interest of the Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

     "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939
      -------------------      ---
as in force on the date hereof, unless otherwise specifically provided.

     "Trust Officer" means, in the case of the Indenture Trustee, any
      -------------
officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Senior Trust Officer, Trust Officer, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

     "UCC" means, unless the context otherwise requires, the Uniform
      ---
Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.



                                                                   SCHEDULE A

                           Schedule of Receivables
                           -----------------------



                  Delivered to the Owner Trustee at Closing




                                                                   SCHEDULE B



                         Location of Receivable Files
                         ----------------------------

                    Ganis Credit Corporation
                    660 Newport Center Drive
                    Newport Beach, CA  92660



                                                                  EXHIBIT A-1

                Form of Distribution Statement to Noteholders
                ---------------------------------------------


BankBoston Recreational Vehicle Asset Backed Trust 1997-1
Monthly Payment Date Statement to Noteholders

Pool Balance
Principal Distributable Amount
  Class A-1 Notes:  ($    per $1,000 original principal amount)
  Class A-2 Notes:  ($    per $1,000 original principal amount)
  Class A-3 Notes:  ($    per $1,000 original principal amount)
  Class A-4 Notes:  ($    per $1,000 original principal amount)
  Class A-5 Notes:  ($    per $1,000 original principal amount)
  Class A-6 Notes:  ($    per $1,000 original principal amount)
  Class A-7 Notes:  ($    per $1,000 original principal amount)
  Class A-8 Notes:  ($    per $1,000 original principal amount)
  Class A-9 Notes: ($ per $1,000 original principal amount) Class A-10 Notes: ($ per $1,000 original principal amount)

Interest Distributable Amount
  Class A-1 Notes:  ($    per $1,000 original principal amount)
  Class A-2 Notes:  ($    per $1,000 original principal amount)
  Class A-3 Notes:  ($    per $1,000 original principal amount)
  Class A-4 Notes:  ($    per $1,000 original principal amount)
  Class A-5 Notes:  ($    per $1,000 original principal amount)
  Class A-6 Notes:  ($    per $1,000 original principal amount)
  Class A-7 Notes:  ($    per $1,000 original principal amount)
  Class A-8 Notes:  ($    per $1,000 original principal amount)
  Class A-9 Notes: ($ per $1,000 original principal amount) Class A-10 Notes: ($ per $1,000 original principal amount)

Note Balance
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  Class A-5 Notes
  Class A-6 Notes
  Class A-7 Notes
  Class A-8 Notes
  Class A-9 Notes
  Class A-10 Notes


Note Pool Factor
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  Class A-5 Notes
  Class A-6 Notes
  Class A-7 Notes
  Class A-8 Notes
  Class A-9 Notes
  Class A-10 Notes




Certificate Balance

Servicing Fee
Servicing Fee Per $1,000 Note

Realized Losses

Reserve Account Balance





                                                                  EXHIBIT A-2

             Form of Distribution Statement to Certificateholders
             ----------------------------------------------------


BankBoston Recreational Vehicle Asset Backed Trust 1997-1 Monthly Payment Date Statement to Certificateholders

Pool Balance

Principal Distributable Amount
Principal Per $1000 Certificate

Interest Distributable Amount
Interest Per $1,000 Certificate

Note Balance
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  Class A-5 Notes
  Class A-6 Notes
  Class A-7 Notes
  Class A-8 Notes
  Class A-9 Notes
  Class A-10 Notes

Note Pool Factor
  Class A-1 Notes
  Class A-2 Notes
  Class A-3 Notes
  Class A-4 Notes
  Class A-5 Notes
  Class A-6 Notes
  Class A-7 Notes
  Class A-8 Notes
  Class A-9 Notes
  Class A-10 Notes


Certificate Balance

Certificate Pool Factor
Servicing Fee
Servicing Fee Per $1,000 Note


Realized Losses

Reserve Account Balance




                                                                    EXHIBIT B
                        Form of Servicer's Certificate
                        ------------------------------



          S E R V I C E R S   M O N T H L Y   C E R T I F I C A T E

          BANKBOSTON RECREATIONAL VEHICLE ASSET BACKED SERIES 1997-1



Accounting Date:
Determination Date:
Monthly Payment Date:
Collection Period Ending:


I.        Collection Account Summary

     Total Available Funds:
          Principal and Interest Payments Received (including Prepayments):
          Net Liquidation Proceeds (including Rebates/Insurance Amounts):
          Current Monthly Interest Advance:
          Amount of Withdrawal, if any, from Reserve Account:
          Purchase Amounts for Purchased Receivables:


     Total Distribution Amount Sent to Trustee:


II.       Simple Interest Excess or Shortfalls

     Amount of Interest Payments Due During the Collection Period for
     Receivables:
     Amount of Interest Payments Received During the Collection Period for
     Receivables:
     Amount of Current Month Simple Interest Excess/Shortfall:

III.      Calculation of Reserve Account Deposit/Withdrawals

     Specified Reserve Account Balance (lesser of 1% of the Initial Pool Balance and the outstanding Principal Balance of the Notes and Certificates):
     Deposits to Reserve Account (only if Reserve Account less than the
     specified Reserve   Account Balance):
     Withdrawals from Reserve Account (to the extent there are shortfalls on payments of Interest or Principal):
     Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date):

IV.  Collections on Receivables

(a)  Interest and Principal Payments Received:
          Interest Payments Received:
          Scheduled Principal Payments Received:
          Principal Prepayments Received:
     Total Interest and Principal Payments Received:

(b)  Liquidation Proceeds:
          Gross Proceeds of Defaulted Receivables (including
Rebates/Insurance):
               minus:    Reasonable Expenses:
     Net Liquidation Proceeds:

     Allocation of Liquidation Proceeds:
          Amount Allocable to Interest Payments:
          Amount Allocable to Principal Payments:

(c)  Purchase Amount--Loans Repurchased from Trust:


          Amount Allocable to Interest:
          Amount Allocable to Principal:

               Total Collected Funds:

V.   Calculation of Servicing and Trustee Fees:

     Pool Balance of Receivables as of First Day of Collection Period:
          multiplied by Servicer Fee Rate:
          divided by Months per Year:
     Servicing Fee Amount:

     Pool Balance of Receivables as of First Day of Collection Period:
          multiplied by Trustee Fee Rate:
          divided by Months per Year:
     Trustee Fee Amount:

VI.  Pool Balance and Portfolio Performance

(a)  Pool Balance
          Initial Pool Balance:
          Pool Balance as of Preceding Accounting Date:
          Pool Balance as of Current Accounting Date
          Age of Pool in Months:

(b)  Default and Delinquency Performance (Includes Repossessions and
Bankruptcies):

      Current Month                 Number of Loans        Principal Balance          Percentage
30 - 59 Days Delinquent
60 - 89 Days Delinquent
90+ Days Delinquent
Defaults

      Cumulative Defaults           Number of Loans        Principal Balance          Percentage
Cumulative Default


Schedule of Liquidated Loans
     Description of Vehicle
     Account Number
     Original Principal Balance of the Liquidated Loan
     Outstanding Principal Balance of the Liquidated Loan
     Gross Recovery
     Recovery Net of Expenses
     Realized Loss
     Chargeoff Date
     Repossession Date
     Liquidation Date

Current Period Defaulted Receivables:
     Description of Vehicle
     Account Number
     Original Principal Balance of the Defaulted Loan
     Outstanding Principal Balance of the Defaulted Loan
     Recovery Net of Expenses
     Realized Loss
     Chargeoff Date

Schedule of Repossession Inventory
     Description of Vehicle
     Account Number
     Original Principal Balance of the Defaulted Loan
     Outstanding Principal Balance of the Defaulted Loan
     Recovery Net of Expenses
     Realized Loss
     Chargeoff Date
     Repossession Date

Current Period Realized Losses
     Current Months Realized Losses as Percentage of Initial Pool Balance (Annualized):
     Preceding Realized Losses as Percentage of Initial Pool Balance
     (Annualized):
     Second Preceding Realized Losses as Percentage of Initial Pool Balance (Annualized):

VII. Distributions of the Total Distributable Amount
     Total Pool Factor:
     Note Pool Factor:
     Certificate Pool Factor:
     Class A-9 Interest and Principal Account:

     A. Monthly Servicing Fee and any unpaid servicing fees from prior monthly payment dates:
          Servicer Reimbursements for Mistaken Deposits or Postings of Checks Returned for Insufficient Funds (not Otherwise Reimbursed to Servicer):

     B.   Noteholders Interest Distributable Amount:
               Class A-1
               Class A-2
               Class A-3
               Class A-4
               Class A-5
               Class A-6
               Class A-7
               Class A-8
               Class A-9
               Clasd A-10

          Noteholders Principal Distributable Amount:
               Class A-1
               Class A-2
               Class A-3
               Class A-4
               Class A-5
               Class A-6
               Class A-7
               Class A-8
               Class A-9
               Class A-10

     C.   Certificateholders Interest Distributable Amount:
          Certificateholders' Principal Distributable Amount:


                                                                    EXHIBIT C

                             FINAL CERTIFICATION


                                        (date)



(to be addressed to the
Indenture Trustee)



     Re:  Sale and Servicing Agreement dated as of
          August 18, 1997, among Morgan Stanley ABS
          Capital II, Inc., BankBoston Recreational
          Vehicle Asset Backed Trust 1997-1 and the
          BankBoston, N.A. as Servicer (the "Agreement")
          -----------------------------------------------


Gentlemen:

          In accordance with the provisions of Section 3.03 of the above-referenced Agreement, the undersigned, as Custodian, hereby certifies that as to each (Listed Receivable) (Receivable (other than the Listed Receivables) listed in the Schedule of Receivables) (other than any Receivable paid in full or any Receivable listed on the attachment hereto), it has reviewed the Receivable File and has determined that (i) all documents required to be delivered to it pursuant to the Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and relate to such Receivable (for each of the Receivables listed on the attachment hereto a certified copy of the original Receivable or certified confirmation of the lien is included in the Receivables File in lieu of a fully executed original Receivable or Lien Certificate or application therefor, respectively), and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Schedule of Receivables respecting such Receivable is correct. Capitalized terms used but not defined herein shall have the meanings provided by the Agreement.

                              (GANIS CREDIT CORPORATION,
                              as subservicer on behalf of
                              the Servicer)


                              By:
                                 ---------------------------
                              Name:
                                   -------------------------
                              Title:
                                    ------------------------



                                 EXHIBIT D

                       FIRST TRUST EXCEPTIONS REPORT

                    Provided to the Servicer at Closing